UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8056

Praxis Mutual Funds

(Exact name of registrant as specified in charter)

1110 N. Main Street

Goshen, IN 46527

(Address of principal executive offices) (Zip code)

Anthony Zacharski

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 977-2947

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Praxis Mutual Funds

Annual Report

for the 12 months ended Dec. 31, 2017

Praxis Mutual Funds	Class A	Class I
Impact Bond Fund	MIIAX	MIIIX
International Index Fund	MPLAX	MPLIX
Value Index Fund	MVIAX	MVIIX
Growth Index Fund	MGNDX	MMDEX
Small Cap Index Fund (formerly named Small Cap Fund)	MMSCX	MMSIX

Praxis Genesis Portfolios	Class A
Conservative Portfolio	MCONX
Balanced Portfolio	MBAPX
Growth Portfolio	MGAFX

Praxis Mutual Funds®

A fund family of Everence

Table of Contents

Message from the President	1
Stewardship Investing Report	2
Praxis Impact Bond Fund
Portfolio Managers’ Commentary	4
Performance Review	5
Schedule of Investments	6
Praxis International Index Fund
Portfolio Managers’ Commentary	13
Performance Review	14
Schedule of Investments	15
Praxis Value Index Fund
Portfolio Manager’s Commentary	25
Performance Review	26
Schedule of Investments	27
Praxis Growth Index Fund
Portfolio Manager’s Commentary	31
Performance Review	32
Schedule of Investments	33
Praxis Small Cap Index Fund
Portfolio Manager’s Commentary	37
Performance Review	38
Schedule of Investments	39
Praxis Genesis Portfolios
Portfolio Managers’ Commentary	45
Praxis Genesis Conservative Portfolio
Performance Review	46
Schedule of Investments	47
Praxis Genesis Balanced Portfolio
Performance Review	48
Schedule of Investments	49
Praxis Genesis Growth Portfolio
Performance Review	50
Schedule of Investments	51
Financial Statements
Statements of Assets and Liabilities	52
Statements of Operations	54
Statements of Changes in Net Assets	56
Financial Highlights	59
Notes to Financial Statements	67
Report of Independent Registered Public Accounting Firm	78
Additional Fund Information (unaudited)	79
Management of the Trust (unaudited)	86

Message from the President	Annual report to shareholders

Dear Praxis shareholder:

Despite the many risks that might have sidetracked the rally in risk assets during the year, investors focused on a long list of positives. Economies across the globe grew in synchrony, corporations generated strong profits, and the U.S. regulatory backdrop improved. And, as the year drew to a close, the U.S. Congress passed a wide-ranging tax bill that is expected to result in lower taxes for most individuals and corporations.

While U.S. equities generated strong returns, non-U.S. markets sailed to even stronger gains, with emerging markets outshining developed markets. In the U.S., large cap companies performed better than smaller ones, and growth strategies easily beat valuation- oriented strategies.

The benchmark 10-year U.S. Treasury traded in a narrow range for most of the year, highlighting the bond market’s cautious approach to the economic recovery entering its ninth year. The 10-year U.S. Treasury ended the year at 2.41 percent, down slightly from where it started the year.

The administration’s campaign to reduce regulations has been cheered by financial markets, but we are concerned that with less regulatory oversight of companies, there could be adverse environmental and social effects. And so, the Praxis® team has continued to work diligently to make a difference at the companies in which we invest on your behalf. We do this in several ways, including actively voting proxy ballots at annual shareholder meetings. In 2017, there was an industry-wide emphasis on environmental and diversity-related resolutions, many of which Praxis supported. Support for these types of resolutions has increasingly included large institutional investors that in the past would have often voted with management against these initiatives.

And, we pursued direct discussions with companies, encouraging them to address the challenges of environmental sustainability and modern slavery that exist as a result of their activities, both directly and through their suppliers. These discussions focus on areas that we believe are in the financial interest of shareholders like Praxis, but we must be patient since the engagements often last several years before meaningful changes are made.

Many of our investors tell us their priorities involve more than making money. They want their investments to matter – to make an impact. They want to be catalysts for change, and that’s a big reason shareholder advocacy, positive investments, company screening and community development investing are so important to our work at Praxis. Because of you, we’re able to invest in ways that impact communities near you and around the world.

Thank you for entrusting your investments with Praxis Mutual Funds.

Sincerely,

Chad M. Horning
President

Praxis Mutual Funds are advised by Everence Capital Management and distributed through FINRA member Foreside Financial Services, LLC.

The views expressed are those of the Praxis Mutual Funds’ President as of Dec. 31, 2017, are subject to change, and may differ from the views of portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Message from the Vice President of Stewardship Investing	Annual report to shareholders

Impact: A shared goal for our diverse marketplace

In a world where there seems to be equal and opposing viewpoints on just about everything, one reassuring bright spot has been growing interest throughout the investor community in seeing an investment portfolio as more than just a way to save for the future. If managed carefully and thoughtfully, it can also be a way to save the future!

For decades faith-based and socially-concerned investors have pursued the integration of their values with their investments; much of that time focused on values-based avoidance screens. And while such screens remain important to many (and can be more financially material than many think), the movement to managing an investment portfolio for impact — utilizing a wide range of tools and strategies — has been gaining increased attention in many circles.

Praxis Mutual Funds (“Praxis”) has been pursuing a strategy of total portfolio impact for more than 15 years, seeking to provide our diverse shareholders with the opportunity to make a real difference in the world while providing financially for themselves, their family or institution.

We call this work “stewardship investing”. And in 2017 these efforts to reflect our values while delivering global impact yielded some exciting results:

●

Values + ESG screening — This innovative approach to company restrictions brings together traditional values-based screens with new integrated environmental, social and governance (ESG) screens. The result helps provide Praxis a positive social tilt while addressing long term risks related to ESG-related issues.

●	Robust shareholder advocacy — An historic strength for Praxis, in 2017 corporate engagement activities provided a range of meaningful impact for communities around the world including:

○	Strong resolution support and productive dialogues with AES, DTE Energy, Duke Energy and The Southern Company on climate risk and the coming transition to a low-carbon economy.

○	A commitment from Yum! Brands on the phase-out of certain antibiotics in poultry used in their restaurant chains, which include KFC, Taco Bell, and Pizza Hut.

○	New policies from Target and CVS removing a large number of chemicals of concern from hundreds of beauty and personal care products.

Details on these engagements, and many more, can be found at praxismutualfunds.com/how-we-invest/shareholder-advocacy.

●

Active ESG integration —The Praxis fixed income team works to integrate emerging corporate environmental, social and governance data into the active investment process for the Praxis Impact Bond Fund. In 2017, this approach helped the team avoid Equifax during its security debacle and has led to a focus on higher ESG-rated utilities that are investing in renewable energy and leading the transition to a new energy future.

●

Positive impact investments —The active management of the Praxis Impact Bond Fund, along with the deep Socially Responsible Investing/ESG commitments of our investment team, have helped position this fund at the forefront of industry in the inclusion of market-rate, positive impact bonds that benefit the climate and communities. Today, these investments account for nearly 27 percent of the portfolio and include:

○

International Finance Corporation — This innovative social bond from a member of the World Bank Group will be used to support women and emerging market communities by funding companies that buy from smaller- scale farmers, provide utilities for low-income households, and/or offer affordable health services, education or housing to low-income people.

○

Kaiser Foundation Hospitals — This unique green bond will help Kaiser’s health facilities pay for green projects, furthering the organization’s work to meet its long-term environmental stewardship goals. These goals include becoming “carbon net positive” by using clean energy, supporting sustainable agriculture and reducing waste.

○

Mexico City Airport Trust — This green bond provides financing for a new airport and is the largest green bond issues to date from Latin America. The project, currently under construction, has goals to be carbon neutral, operate with 100 percent clean energy, and achieve significant reductions in energy and water consumption.

More stories about positive impact bonds can be found at praxismutualfunds.com/how-we-invest/positive-investing.

Message from the Vice President of Stewardship Investing, continued	Annual report to shareholders

●

Values-driven proxy voting — How we communicate with corporations through resolutions on their annual proxy is our responsibility as part-owners of these companies. It also provides us an important means of articulating our support for the values and concerns we want taken seriously. In 2017, we cast more than 13,000 votes at 1,074 company meetings, voting with management’s recommendation approximately 88 percent of the time. Praxis consistently supported resolutions, even opposed by management, addressing diversity and gender equity, assessment of climate risk, transparency in political spending and many more. Check out our live proxy voting record and annual proxy voting report at praxismutualfunds.com/how-we-invest/proxy-voting.

●

Community development investing — Praxis continued to build out its relationship with the Calvert Foundation in 2017. The goal of this strategic partnership is to support of our industry-leading commitment of channeling approximately 1 percent of all Fund assets to opening doors of economic opportunity to marginalized communities and individuals. The impact of this partnership, now encompassing CDI investments of more than $12 million, can be explored through an interactive community investment map (praxismutualfunds.com/how-we-invest/community-development-investing).

At Praxis Mutual Funds, we seek to provide the financial performance you need along with the values and global impact so many now desire. As we’ve learned over the past two decades, the pursuit of responsible, stewardship investing can take many forms and serve the goals of many different investors. We’re delighted you’ve chosen to join us on this impact journey.

Mark A. Regier
Vice President of Stewardship Investing
Praxis Mutual Funds

The views expressed are those of the Vice President of Stewardship Investing as of Dec. 31, 2017, are subject to change, and may differ from the views of portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Impact Bond Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

For the year ended December 31, 2017, the Praxis Impact Bond Fund’s Class I Shares had a return of 3.58 percent, and the Class A Shares (Without Load) returned 3.11 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s benchmark, returned 3.54 percent. Over the last five years, the Class I Shares returned 2.20 percent (average annual return) versus 2.10 percent for the Fund’s benchmark and over the last 10 years, the Class I Shares returned 4.33 percent (average annual return) versus 4.01 percent for the Fund’s benchmark.

It is always difficult to know what the future holds, but the crystal ball to start the year for 2017 seemed extra foggy. It seemed like the new administration might benefit stock markets, but the market was unsure of what exactly to expect. It turned out that stocks moved higher across the board and that helped corporate bond spreads to tighten. There is generally a good relationship between higher stock prices and higher corporate bond prices and 2017 was no different. The Praxis Impact Bond Fund (the “Fund”) had a higher weight to corporate bonds, especially utilities and BBB rated bonds, and this led to our outperforming the index. The Fund also holds some lower-rated bonds and these bonds did well also. The Fund does not own U.S. Treasuries and that also benefited performance.

The year ended on an economic high note with the unemployment rate at 4.1 percent, the Consumer Price Index (CPI) inflation rate above 2 percent and Gross Domestic Product (GDP) just below 3 percent. There was relative economic strength throughout the year and this allowed the Federal Reserve (“Fed”) to increase the Fed funds rate three times in 2017. These increases led to a dramatic increase in short term interest rates. The 6-month Treasury bill moved higher by over 0.90 percent. Oddly, while short term interest rates were increasing, long term interest rates decreased. This yield curve flattening generally happens when economic growth is slowing or expected to slow. Economic growth was slightly better than expected throughout the year, but it wasn’t enough to move long-term interest rates higher. The portfolio managers expected that interest rates would move higher, but the 30- year Treasury rate moving lower was unexpected and that detracted from performance for the Fund.

Consistently low inflation is one explanation why long-term rates have remained low. The inflation measures that the Fed watches for higher inflation have not been able to stay above 2 percent. The public looks at the CPI and many investors look at core CPI, which excludes food and energy, and those have been around the Fed’s 2 percent target for well over a year. The Fed looks at many different inflation data points, but the core Personal Consumption Expenditures (PCE) data is the inflation indicator that the Fed looks at most closely and that has not breached 2 percent since 2012. Whether this lack of inflation in that indicator persists in 2018 is the question that many bond investors are asking.

We expect inflation to rise modestly in 2018, moving above the Fed’s 2 percent target. With tight labor markets and solid wage growth compared to the prior five years, it seems like these are the ingredients for stronger inflation. Unless inflation moves much higher than expected, in our view the Fed will likely just increase the federal funds rate a few more times in 2018. We expect economic growth to continue at a solid pace for 2018 and the unemployment rate to continue its downward trend below 4 percent.

The overall economy wasn’t the only thing showing strong growth in 2017. The global green bond market continued its strong growth trajectory. After record breaking growth to about $85 billion in 2016, the green bond market grew to over $130 billion in 2017. About 33 percent of the issuance was in U.S. dollars, about 40 percent in Euros and about 20 percent in the Chinese renminbi. Green bonds fund projects that have positive environmental benefits.

We were able to increase the holdings of positive impact bonds –fixed income investments which have a positive impact on the climate and/or community – in the Fund to over 27 percent of the portfolio by December 31, 2017. We bought new bonds that supported women-owned enterprises and low-income communities in emerging markets, one that supported a Community Development Financial Institution (CDFI) for low income people and places, and an innovative green airport construction project.

The positive impact bond market has continued to grow in terms of number of bonds and the risk and return available from that part of the market. There are 113 bonds in the Fund that we define as positive impact holdings and 78 of those provide clear benefits to the climate. The remaining positive impact bonds produce benefits to communities by funding affordable housing, health care, sustainability and social bonds, and more.

As we start 2018, we are positioned for higher interest rates, and we continue to look for more opportunities to enhance the financial return and to make a positive impact on society.

Benjamin J. Bailey, CFA®
Praxis Impact Bond Fund Co-Manager
Praxis Mutual Funds

Delmar King
Praxis Impact Bond Fund Co-Manager
Praxis Mutual Funds

The views expressed are those of the portfolio managers as of Dec. 31, 2017, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Impact Bond Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/07 to 12/31/17

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 3.75%) of the Fund and Index from 12/31/07 to 12/31/17, and includes the reinvestment of dividends and capital gains.

			Average Annual Returns
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Ten Years Ended	Expense Ratio** Gross / Net
Praxis Impact Bond Fund
Class A *	5/12/99	-0.75%	0.56%	1.02%	3.56%	0.99%	0.94%
Class A (Without Load)	5/12/99	3.11%	1.85%	1.79%	3.95%
Class I *	5/1/06	3.58%	2.24%	2.20%	4.33%	0.54%	0.54%
Bloomberg Barclays U.S. Aggregate Bond Index [1]		3.54%	2.24%	2.10%	4.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 3.75%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2017. Contractual fee waivers are in effect from May 1, 2017 through April 30, 2018 for Class A.

[1]	Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Impact Bond Fund
December 31, 2017

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
ASSET BACKED SECURITIES—2.5%
Ally Auto Receivables Trust	1.490%	11/15/19	$779,674	$778,891
Bank of The West Auto Trust (a)	1.650%	03/16/20	1,844,780	1,843,844
Cal Funding II Ltd.(a)	3.620%	06/25/42	712,500	710,011
CarMax Auto Owner Trust	1.320%	07/15/19	678,120	677,641
CarMax Auto Owner Trust	1.380%	11/15/19	233,445	233,120
CLI Funding LLC	2.830%	03/18/28	509,000	501,763
Cronos Containers Program I Ltd. (b)	3.270%	11/18/29	657,407	653,077
Fairway Outdoor Funding LLC (b)	4.212%	10/15/19	426,506	431,462
Global SC Finance II SRL (b)	2.980%	04/17/28	613,333	607,099
Hyundai Auto Receivables Trust	1.320%	08/15/19	425,462	425,437
SBA Tower Trust	2.898%	10/15/19	525,000	526,262
SolarCity LMC Series I LLC (b)(c)	4.800%	12/21/26	641,773	660,349
SolarCity LMC Series IV LLC (b)(c)	4.180%	08/21/45	233,699	236,848
Spruce ABS Trust	4.320%	06/15/28	443,019	445,216
TCF Auto Receivables Owner Trust	2.330%	05/15/20	2,000,000	2,001,495
Textainer Marine Containers Ltd.	3.720%	05/20/42	704,063	708,244
Toyota Auto Receivables Owner Trust	1.270%	05/15/19	357,306	356,872
Toyota Motor Credit Corp.	1.300%	04/15/20	974,831	971,170
Verizon Owner Trust (b)	1.420%	01/20/21	200,000	198,686
TOTAL ASSET BACKED SECURITIES (COST $12,969,536)				12,967,487

COMMERCIAL MORTGAGE BACKED SECURITIES—0.6%
Commercial Mortgage Pass Through Certificates	3.391%	05/15/45	946,721	969,833
Commercial Mortgage Pass Through Certificates	2.853%	10/15/45	1,000,000	1,003,744
OBP Depositor LLC Trust (b)	4.646%	07/15/45	1,040,000	1,087,408
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES(COST $3,118,370)				3,060,985

MUNICIPAL BONDS—2.2%
American Municipal Power Ohio, Inc., Rev. Taxable-Hydroelectric Projects	7.334%	02/15/28	1,000,000	1,278,860
Bridgeport Connecticut Housing Authority	1.850%	12/15/18	75,000	74,474
Cincinnati, Ohio Water System Rev.	6.458%	12/01/34	600,000	645,390
Columbus Multi-High School Building Corp.	6.446%	01/15/30	1,000,000	1,038,390
Findlay City School District	6.250%	12/01/37	270,000	278,748
Houston Independent School District	6.168%	02/15/34	1,000,000	1,047,250
Indianapolis Public School Multi-School Building	5.731%	07/15/29	1,500,000	1,575,450
Massachusetts St.	3.277%	06/01/46	1,500,000	1,480,545
New Jersey St. Housing and Mortgage Finance	2.600%	07/01/23	320,000	320,208
Osceola County Housing Finance Authority Rev.	3.350%	07/01/23	230,000	241,560
St. of Hawaii, Department of Business Economic Development & Tourism	1.467%	07/01/22	530,031	525,600
St. Paul Housing & Redevelopment Authority Rev.	2.993%	07/01/21	1,250,000	1,249,825
Warm Springs Reservation Confederated Tribe	8.250%	11/01/19	795,000	837,827
Wisconsin Department of Transportation	5.837%	07/01/30	800,000	840,640
TOTAL MUNICIPAL BONDS (COST $11,164,692)				11,434,767

CORPORATE BONDS—35.4%
AIRLINES—0.5%
British Airways, Series 2013-1 (b)	4.625%	06/20/24	661,652	700,689
Delta Air Lines, Inc.	4.950%	05/23/19	676,088	693,801
Delta Air Lines, Inc.	2.875%	03/13/20	435,000	437,524
Southwest Airlines Co.	2.650%	11/05/20	680,000	682,764
				2,514,778
BANKS—2.9%
Axis Bank/Dubai (b)	2.875%	06/01/21	500,000	495,071
Bank of America Corp.	1.950%	05/12/18	1,000,000	1,000,078
Bank of America Corp.	2.151%	11/09/20	1,000,000	995,420
Bank of America Corp.	3.300%	01/11/23	500,000	511,500
Bank of America Corp.	4.100%	07/24/23	1,000,000	1,061,953
Citigroup, Inc.	2.400%	02/18/20	1,250,000	1,248,537
Citigroup, Inc.	3.700%	01/12/26	1,250,000	1,286,887
Commonwealth Bank of Australia (b)	2.250%	03/10/20	1,500,000	1,495,381
Discover Bank/Greenwood DE	3.100%	06/04/20	1,000,000	1,011,868
JPMorgan Chase & Co.	2.250%	01/23/20	1,500,000	1,498,996
JPMorgan Chase & Co.	4.625%	05/10/21	500,000	533,836
Mitsubishi UFJ Financial Group	2.527%	09/13/23	1,250,000	1,217,542
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	1,250,000	1,252,086
Toronto-Dominion Bank	1.850%	09/11/20	1,575,000	1,557,587
				15,166,742
BIOTECHNOLOGY—0.7%
Amgen, Inc.	5.700%	02/01/19	1,000,000	1,037,954
Biogen, Inc.	2.900%	09/15/20	1,000,000	1,013,622
Celgene Corp.	2.875%	08/15/20	1,250,000	1,261,650
Gilead Sciences, Inc.	3.650%	03/01/26	500,000	518,700
				3,831,926
BUILDING MATERIALS—0.2%
Carlisle Cos. Inc.	3.500%	12/01/24	1,250,000	1,259,877

BUILDING PRODUCTS—0.2%
Masco Corp.	3.500%	04/01/21	250,000	253,912
Owens Corning	4.200%	12/01/24	750,000	785,753
				1,039,665
CAPITAL MARKETS—1.9%
Bank of New York Mellon Corp. (The), Perpetual Bond	4.950%	12/29/49	1,000,000	1,035,050

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2017

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—35.4%, continued
CAPITAL MARKETS—1.9%, continued
Goldman Sachs Group, Inc.	6.000%	06/15/20	$1,200,000	$1,297,459
Goldman Sachs Group, Inc.	3.272%	09/29/25	1,500,000	1,493,956
ING Bank N.V. (b)	2.000%	11/26/18	1,515,000	1,514,239
Jefferies Group LLC	8.500%	07/15/19	900,000	977,556
Morgan Stanley	2.200%	12/07/18	910,000	911,042
Morgan Stanley	5.625%	09/23/19	1,500,000	1,580,722
State Street Corp.	7.350%	06/15/26	1,000,000	1,276,953
				10,086,977
CHEMICALS—1.1%
Avery Dennison Corp.	5.375%	04/15/20	1,250,000	1,318,210
Ecolab, Inc.	5.500%	12/08/41	150,000	187,793
Ecolab, Inc. (b)	3.950%	12/01/47	1,220,000	1,247,094
NOVA Chemicals Corp. (b)	5.250%	08/01/23	500,000	514,375
Potash Corp. of Saskatchewan, Inc.	5.875%	12/01/36	840,000	1,033,905
Solvay Finance America LLC (b)	3.400%	12/03/20	1,250,000	1,276,384
				5,577,761
COMMERCIAL SERVICES & SUPPLIES—0.2%
Steelcase, Inc.	6.375%	02/15/21	750,000	820,796

COMMUNICATIONS EQUIPMENT—0.1%
Juniper Networks, Inc.	3.300%	06/15/20	500,000	506,484

CONSTRUCTION MATERIALS—0.2%
Martin Marietta Materials, Inc.	6.600%	04/15/18	1,000,000	1,012,939

CONSUMER FINANCE—0.9%
American Express Credit Corp.	2.600%	09/14/20	1,000,000	1,005,061
Ford Motor Credit Co. LLC	3.157%	08/04/20	1,000,000	1,012,213
GE Capital International Funding Co.	4.418%	11/15/35	1,250,000	1,352,821
Hyundai Capital Services, Inc. (b)	2.875%	03/16/21	1,250,000	1,238,670
				4,608,765
CONSUMER SERVICES—0.3%
Local Initiatives Support Corp.	4.649%	03/01/37	1,500,000	1,547,232

CONTAINERS & PACKAGING—0.3%
Newell Rubbermaid, Inc.	3.850%	04/01/23	185,000	191,431
Sonoco Products Co.	5.750%	11/01/40	1,000,000	1,201,695
				1,393,126
DIVERSIFIED FINANCIAL SERVICES—1.5%
AerCap Ireland Capital Ltd.	5.000%	10/01/21	1,000,000	1,065,986
Brookfield Finance, Inc.	4.250%	06/02/26	1,000,000	1,032,153
GATX Corp.	2.600%	03/30/20	897,000	896,772
Genpact Luxembourg S. a. r.l. (b)	3.700%	04/01/22	1,100,000	1,093,275
Moody's Corp.	5.500%	09/01/20	1,000,000	1,076,865
MSCI, Inc. (b)	5.750%	08/15/25	500,000	536,875
National Rural Utilities Cooperative Finance Corp.	10.375%	11/01/18	780,000	833,293
S&P Global, Inc.	3.300%	08/14/20	750,000	763,951
S&P Global, Inc.	4.000%	06/15/25	500,000	525,210
				7,824,380
DIVERSIFIED TELECOMMUNICATION SERVICES—0.8%
AT&T, Inc.	5.250%	03/01/37	500,000	528,812
AT&T, Inc.	4.750%	05/15/46	1,000,000	978,047
AT&T, Inc. (b)	4.100%	02/15/28	507,000	508,677
Frontier Communications Corp.	7.125%	03/15/19	750,000	720,000
Verizon Communications, Inc.	5.500%	03/16/47	1,250,000	1,424,266
				4,159,802
EDUCATION—1.1%
Graham Holdings Co.	7.250%	02/01/19	575,000	596,562
Massachusetts Institute of Technology	3.959%	07/01/38	1,500,000	1,654,058
President & Fellows of Harvard College	3.150%	07/15/46	1,500,000	1,463,713
University of Notre Dame, Series 2017	3.394%	02/15/48	2,000,000	1,994,678
				5,709,011
ELECTRIC UTILITIES—3.6%
Caledonia Generating LLC (b)	1.950%	02/28/22	462,655	456,194
Electricite de France S.A. (b)	3.625%	10/13/25	1,250,000	1,280,657
Florida Power & Light Co.	4.050%	10/01/44	1,300,000	1,421,451
Georgia Power Co.	3.250%	04/01/26	1,000,000	1,002,703
ITC Holdings Corp. (b)	5.500%	01/15/20	1,250,000	1,312,098
MidAmerican Energy Co.	3.950%	08/01/47	1,750,000	1,870,088
NextEra Energy Capital Holdings, Inc.	2.700%	09/15/19	1,250,000	1,257,649
Niagara Mohawk Power Corp. (b)	4.881%	08/15/19	840,000	871,991
NSTAR Electric Co.	5.500%	03/15/40	1,250,000	1,603,457
Oncor Electric Delivery Co.	6.800%	09/01/18	811,000	835,312
Pacificorp	8.080%	10/14/22	500,000	609,655
Pennsylvania Electric Co.	5.200%	04/01/20	500,000	527,733
Portland General Electric Co.	6.100%	04/15/19	1,100,000	1,149,895
Potomac Electric Power Co.	6.500%	11/15/37	1,000,000	1,385,241
San Diego Gas and Electric Co.	4.500%	08/15/40	841,000	980,312
Southern California Edison	4.050%	03/15/42	1,165,000	1,250,937
Southern Power Co.	4.150%	12/01/25	1,000,000	1,053,831
				18,869,204
ELECTRICAL EQUIPMENT—0.5%
Johnson Controls, Inc.	3.750%	12/01/21	550,000	568,913
Legrand	8.500%	02/15/25	1,000,000	1,297,245
Thomas & Betts Corp.	5.625%	11/15/21	500,000	554,767
				2,420,925
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.0% (d)
Arrow Electronics, Inc.	3.000%	03/01/18	165,000	165,209

FOOD & STAPLES RETAILING—0.3%
Ahold Finance U.S.A., LLC, Series 2000-1, CV (a)	7.820%	01/02/20	195,889	201,074
Kroger Co.	5.000%	04/15/42	1,000,000	1,062,465

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2017

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—35.4%, continued
FOOD & STAPLES RETAILING—0.3%, continued
Smith's Food & Drug Centers, Inc., Pass Through Trust, Series 1994-A3	9.200%	07/02/18	$313,566	$320,265
				1,583,804
FOOD PRODUCTS—1.4%
Bunge Ltd. Finance Corp.	3.500%	11/24/20	1,250,000	1,276,077
Cargill, Inc. (b)	4.760%	11/23/45	1,250,000	1,480,773
J.M. Smucker Co. (The)	3.500%	03/15/25	1,250,000	1,276,977
Kraft Foods Group, Inc.	5.375%	02/10/20	1,000,000	1,059,497
Mead Johnson Nutrition Co.	3.000%	11/15/20	1,000,000	1,014,978
Wm. Wrigley Jr. Co. (b)	3.375%	10/21/20	1,430,000	1,464,510
				7,572,812
GAS UTILITIES—0.6%
Brooklyn Union Gas Co. (b)	4.504%	03/10/46	1,250,000	1,424,607
Indiana Gas Co., Inc.	6.550%	06/30/28	250,000	290,281
Laclede Group, Inc.	2.550%	08/15/19	1,250,000	1,240,306
				2,955,194
HEALTH CARE PROVIDERS & SERVICES—1.0%
Express Scripts Holding Co.	3.300%	02/25/21	1,000,000	1,015,695
Howard Hughes Medical Institute	3.500%	09/01/23	1,500,000	1,571,586
Kaiser Foundation Hospital	3.150%	05/01/27	820,000	820,772
Laboratory Corp. of America Holdings	2.625%	02/01/20	1,000,000	1,002,633
McKesson Corp.	6.000%	03/01/41	474,000	579,014
				4,989,700
HOTELS, RESTAURANTS & LEISURE—0.5%
Brinker International, Inc.	2.600%	05/15/18	500,000	500,000
Hyatt Hotels Corp.	3.375%	07/15/23	1,000,000	1,021,831
Starbucks Corp.	2.450%	06/15/26	1,000,000	963,996
				2,485,827
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.9%
FPL Energy National Wind LLC (b)	5.608%	03/10/24	258,175	259,789
Harper Lake Solar Funding Corp. (b)	7.645%	12/31/18	264,206	276,418
Midland Cogeneration Venture, L.P., CV (b)	5.250%	03/15/25	187,212	191,135
Midland Cogeneration Venture, L.P., CV (b)	6.000%	03/15/25	476,969	500,173
Solar Star Funding LLC (b)	3.950%	06/30/35	323,238	316,705
Solar Star Funding LLC (b)	5.375%	06/30/35	487,619	533,241
Tenaska Virginia Partners, L.P. (b)	6.119%	03/30/24	839,705	912,406
Topaz Solar Farms LLC (b)	4.875%	09/30/39	306,234	313,624
Topaz Solar Farms LLC (b)	5.750%	09/30/39	710,635	779,945
TransAlta Corp.	6.900%	05/15/18	500,000	507,752
				4,591,188
INDUSTRIAL CONGLOMERATES—0.1%
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	01/15/19	600,000	603,073

INSURANCE—3.5%
American International Group, Inc.	3.750%	07/10/25	1,250,000	1,288,780
Anthem, Inc.	2.500%	11/21/20	1,500,000	1,496,868
Athene Global Funding (b)	2.750%	04/20/20	1,550,000	1,550,781
Fidelity National Financial, Inc.	5.500%	09/01/22	725,000	799,833
Horace Mann Educators Corp.	4.500%	12/01/25	1,235,000	1,286,894
Kemper Corp.	4.350%	02/15/25	1,250,000	1,272,502
Liberty Mutual Group, Inc. (b)	4.950%	05/01/22	1,050,000	1,132,993
Markel Corp.	3.625%	03/30/23	400,000	407,231
Marsh & McLennan Cos., Inc.	3.750%	03/14/26	1,000,000	1,044,379
OneBeacon US Holdings, Inc.	4.600%	11/09/22	1,000,000	1,030,775
Provident Cos., Inc.	7.000%	07/15/18	340,000	348,748
Prudential Financial, Inc.	5.875%	09/15/42	500,000	546,250
RLI Corp.	4.875%	09/15/23	1,000,000	1,054,267
Sammons Financial Group (b)	4.450%	05/12/27	800,000	820,437
StanCorp Financial Group, Inc.	5.000%	08/15/22	1,250,000	1,340,139
TIAA Asset Management Finance Co. LLC (b)	2.950%	11/01/19	1,250,000	1,261,951
Unum Group	3.000%	05/15/21	700,000	704,888
W.R. Berkley Corp.	6.150%	08/15/19	710,000	750,028
W.R. Berkley Corp.	4.625%	03/15/22	250,000	266,056
				18,403,800
IT SERVICES—0.4%
Broadridge Financial Solutions, Inc.	3.950%	09/01/20	1,000,000	1,036,348
Fiserv, Inc.	2.700%	06/01/20	1,000,000	1,006,247
Xerox Corp.	4.070%	03/17/22	250,000	252,406
				2,295,001
LIFE SCIENCES TOOLS & SERVICES—0.2%
Agilent Technologies, Inc.	3.875%	07/15/23	1,250,000	1,294,658

MACHINERY—0.8%
Illinois Tool Works, Inc.	3.900%	09/01/42	1,000,000	1,071,668
Kennametal, Inc.	2.650%	11/01/19	1,000,000	1,000,792
Pall Corp.	5.000%	06/15/20	1,000,000	1,062,214
Snap-on, Inc.	4.250%	01/15/18	500,000	500,107
Valmont Industries, Inc.	6.625%	04/20/20	562,000	611,450
				4,246,231
MEDIA—0.4%
Comcast Corp.	4.750%	03/01/44	500,000	573,384
Scripps Networks Interactive, Inc.	2.800%	06/15/20	1,000,000	999,855
Time Warner Cable, Inc.	4.500%	09/15/42	500,000	469,108
				2,042,347
METALS & MINING—0.5%
Newcrest Finance Property Ltd. (b)	4.450%	11/15/21	1,000,000	1,051,086
Nucor Corp.	4.125%	09/15/22	665,000	705,635

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2017

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—35.4%, continued
METALS & MINING—0.5%, continued
Reliance Steel & Aluminum Co.	4.500%	04/15/23	$905,000	$953,954
				2,710,675
MULTI-LINE RETAIL—0.1%
Macy's Retail Holdings, Inc.	9.500%	04/15/21	315,000	345,145

MULTI-UTILITIES—1.1%
Avangrid, Inc.	3.150%	12/01/24	1,800,000	1,790,583
Consumers Energy Co.	6.700%	09/15/19	750,000	803,708
Puget Energy, Inc.	5.625%	07/15/22	750,000	828,324
Puget Sound Energy, Inc.	6.740%	06/15/18	1,000,000	1,020,518
Westar Energy, Inc.	2.550%	07/01/26	1,260,000	1,214,229
				5,657,362
OIL, GAS & CONSUMABLE FUELS—0.3%
ConocoPhillips Holdings Co.	6.950%	04/15/29	1,000,000	1,313,409

PAPER & FOREST PRODUCTS—0.4%
Fibria Overseas Finance Ltd.	5.500%	01/17/27	800,000	858,000
Klabin Finance SA (b)	4.875%	09/19/27	750,000	740,250
PH Glatfelter Co.	5.375%	10/15/20	750,000	759,375
				2,357,625
PHARMACEUTICALS—0.3%
AbbVie, Inc.	2.500%	05/14/20	500,000	501,541
Zoetis, Inc.	3.250%	02/01/23	1,200,000	1,218,466
				1,720,007
PIPELINES—0.6%
Columbia Pipeline Group, Inc.	3.300%	06/01/20	850,000	862,141
Florida Gas Transmission Co. LLC (b)	4.350%	07/15/25	1,000,000	1,068,093
Northern Natural Gas Co. (b)	4.100%	09/15/42	1,000,000	1,027,335
				2,957,569
PROFESSIONAL SERVICES—0.4%
Dun & Bradstreet Corp.	4.625%	12/01/22	1,000,000	1,014,183
Verisk Analytics, Inc.	5.800%	05/01/21	960,000	1,044,597
				2,058,780
REAL ESTATE INVESTMENT TRUSTS (REITS)—0.8%
Digital Realty Trust, L.P.	3.950%	07/01/22	1,250,000	1,305,831
National Retail Properties, Inc.	3.800%	10/15/22	750,000	774,724
Regency Centers, L.P.	3.750%	06/15/24	1,000,000	1,019,363
Vornado Realty L.P.	3.500%	01/15/25	567,000	565,594
Welltower Inc	5.250%	01/15/22	400,000	434,673
				4,100,185
ROAD & RAIL—1.1%
Burlington Northern Santa Fe LLC	7.160%	01/02/20	372,138	386,971
Burlington Northern Santa Fe LLC	5.750%	05/01/40	1,000,000	1,303,037
Kansas City Southern	2.350%	05/15/20	500,000	498,014
Norfolk Southern Corp.	4.837%	10/01/41	1,000,000	1,165,498
Ryder System, Inc.	2.650%	03/02/20	455,000	456,591
Ryder System, Inc.	2.500%	05/11/20	795,000	795,776
TTX Co. (b)	2.600%	06/15/20	1,000,000	995,645
				5,601,532
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.8%
Intel Corp. (b)	3.734%	12/08/47	1,361,000	1,413,317
KLA-Tencor Corp.	3.375%	11/01/19	600,000	609,892
Lam Research Corp.	2.750%	03/15/20	1,000,000	1,007,079
Maxim Integrated Products, Inc.	3.375%	03/15/23	500,000	504,665
NXP BV/NXP Funding LLC (b)	3.875%	09/01/22	200,000	202,250
Xilinx, Inc.	2.125%	03/15/19	600,000	598,084
				4,335,287
SOFTWARE—0.3%
Microsoft Corp.	4.450%	11/03/45	1,500,000	1,758,145

SPECIALTY RETAIL—0.7%
Advanced Auto Parts, Inc.	4.500%	01/15/22	402,000	421,278
Gap, Inc.	5.950%	04/12/21	1,000,000	1,078,287
Lowe's Cos., Inc.	4.650%	04/15/42	1,000,000	1,142,759
O'Reilly Automotive, Inc.	3.800%	09/01/22	1,000,000	1,051,993
				3,694,317
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.6%
Apple, Inc.	2.850%	02/23/23	1,250,000	1,266,934
Apple, Inc.	3.000%	06/20/27	1,000,000	995,613
Seagate HDD Cayman	3.750%	11/15/18	635,000	644,207
Seagate HDD Cayman (b)	4.250%	03/01/22	305,000	308,720
				3,215,474
TEXTILES, APPAREL & LUXURY GOODS—0.1%
Hanesbrands, Inc. (b)	4.625%	05/15/24	500,000	510,000

TRANSPORTATION SERVICES—0.2%
Mexico City Airport Trust (b)	4.250%	10/31/26	1,000,000	1,022,500
TOTAL CORPORATE BONDS (COST $178,835,763)				184,937,246

CORPORATE NOTES—0.9%
COMMUNITY DEVELOPMENT—0.9%
Calvert Social Investment Foundation, Inc. (c)	1.000%	06/15/18	1,100,000	1,100,000
Calvert Social Investment Foundation, Inc. (c)	1.000%	12/17/18	1,200,000	1,200,000
Calvert Social Investment Foundation, Inc. (c)	1.500%	06/17/19	1,700,000	1,700,000
Calvert Social Investment Foundation, Inc. (c)	1.500%	06/15/20	850,000	850,000
TOTAL CORPORATE NOTES (COST $4,850,000)				4,850,000

FOREIGN GOVERNMENTS—9.5%
FOREIGN AGENCY—3.9%
Banco Nacional de Costa Rica (b)	5.875%	04/25/21	750,000	780,938
Bank Nederlandse Gemeenten (b)	1.625%	11/25/19	1,500,000	1,485,069
Export Development Canada	1.250%	12/10/18	1,000,000	993,087
Export Development Canada	1.625%	06/01/20	1,000,000	989,672
Export-Import Bank of Korea	2.125%	02/11/21	1,250,000	1,217,711

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2017

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
FOREIGN GOVERNMENTS—9.5%, continued
FOREIGN AGENCY—3.9%, continued
KFW	1.750%	10/15/19	$2,500,000	$2,488,091
KFW	1.875%	11/30/20	1,000,000	992,500
KFW	2.000%	11/30/21	1,000,000	989,599
KFW	2.000%	09/29/22	1,500,000	1,475,786
Kommunalbanken A.S. (b)	1.375%	10/26/20	1,000,000	977,650
Kommunalbanken A.S. (b)	2.125%	02/11/25	1,000,000	967,620
Kommunivest I Sverige AB (b)	1.500%	04/23/19	1,000,000	993,335
Kommunivest I Sverige AB (b)	1.875%	06/01/21	1,500,000	1,477,067
Municipality Finance plc (b)	1.375%	09/21/21	1,000,000	965,352
Nacional Financiera SNC (b)	3.375%	11/05/20	1,000,000	1,025,000
Neder Waterschapsbank (b)	2.125%	11/15/21	1,500,000	1,486,125
Ras Laffan Liquefied Natural Gas Co. Ltd. II (b)	5.298%	09/30/20	325,700	337,165
Svensk Exportkredit AB	1.875%	06/23/20	1,000,000	993,426
				20,635,193
SUPRANATIONAL—5.6%
African Development Bank	1.375%	12/17/18	1,000,000	994,677
Asian Development Bank	1.000%	08/16/19	1,500,000	1,476,071
Asian Development Bank	2.125%	03/19/25	1,000,000	975,348
Bank Nederlandse Gemeenten (b)	2.125%	12/14/20	1,500,000	1,495,053
European Bank for Reconstruction & Development	1.625%	04/10/18	500,000	500,030
European Bank for Reconstruction & Development	0.875%	07/22/19	2,000,000	1,966,128
European Bank for Reconstruction & Development	1.875%	07/15/21	1,500,000	1,478,279
European Investment Bank	2.500%	10/15/24	1,000,000	999,172
European Investment Bank	2.125%	04/13/26	1,000,000	965,532
European Investment Bank	2.375%	05/24/27	1,000,000	981,893
Inter-American Development Bank	1.500%	09/25/18	2,500,000	2,494,055
Inter-American Development Bank	2.125%	11/09/20	3,000,000	3,002,535
Inter-American Development Bank	4.375%	01/24/44	3,000,000	3,661,992
International Bank for Reconstruction & Development	2.125%	03/03/25	500,000	488,162
International Finance Corp.	1.250%	11/27/18	1,000,000	994,010
International Finance Corp., Series GMTN	1.750%	03/30/20	3,000,000	2,980,526
International Finance Corp., Series GMTN	2.000%	10/24/22	2,000,000	1,971,664
Nordic Investment Bank	2.250%	09/30/21	1,000,000	999,232
North American Development Bank	2.300%	10/10/18	1,000,000	1,002,964
				29,427,323
TOTAL FOREIGN GOVERNMENTS (COST $49,901,007)				50,062,516

U.S. GOVERNMENT AGENCIES—45.3%
FEDERAL HOME LOAN BANK—3.9%
FHLB	3.375%	06/12/20	1,000,000	1,031,235
FHLB	5.500%	07/15/36	14,120,000	19,365,411
				20,396,646
FEDERAL HOME LOAN MORTGAGE CORPORATION—16.3%
FHLMC	4.500%	06/01/18	10,045	10,187
FHLMC	4.875%	06/13/18	6,200,000	6,289,943
FHLMC	5.085%	03/25/19	1,140,000	1,169,627
FHLMC	3.750%	03/27/19	3,020,000	3,090,620
FHLMC	5.000%	04/01/19	13,906	14,205
FHLMC	1.250%	10/02/19	2,710,000	2,677,727
FHLMC	1.375%	05/01/20	4,000,000	3,940,196
FHLMC	5.000%	12/01/21	66,050	69,361
FHLMC	2.375%	01/13/22	13,460,000	13,581,019
FHLMC	5.500%	04/01/22	40,675	41,983
FHLMC	4.000%	11/01/24	398,939	413,694
FHLMC	4.000%	10/01/25	179,555	186,077
FHLMC	6.000%	04/01/27	136,822	152,830
FHLMC	2.500%	10/01/27	915,270	919,951
FHLMC	7.000%	02/01/30	78,761	84,361
FHLMC	7.500%	07/01/30	178,396	206,186
FHLMC	7.000%	03/01/31	61,785	70,356
FHLMC	6.250%	07/15/32	12,000,000	16,833,408
FHLMC	3.000%	11/01/32	1,056,883	1,075,144
FHLMC	3.000%	11/01/32	1,608,407	1,636,217
FHLMC	5.500%	11/01/33	58,306	64,620
FHLMC (H15T1Y + 2.231) (a)	3.231%	05/01/34	114,924	121,392
FHLMC (H15T1Y + 2.231) (a)	3.231%	05/01/34	40,859	42,957
FHLMC	5.000%	07/01/35	109,075	117,527
FHLMC	4.500%	10/01/35	223,284	238,252
FHLMC	5.500%	03/01/36	62,113	68,891
FHLMC	5.500%	06/01/36	86,916	96,393
FHLMC	6.000%	06/01/36	90,030	102,415
FHLMC	5.500%	12/01/36	72,404	80,146
FHLMC	6.000%	08/01/37	48,533	54,770
FHLMC	5.000%	03/01/38	361,518	392,636
FHLMC	4.500%	06/01/39	415,585	443,463
FHLMC	5.000%	06/01/39	588,900	641,492
FHLMC	4.500%	07/01/39	429,945	458,684
FHLMC	4.500%	11/01/39	404,969	432,036
FHLMC	4.500%	09/01/40	621,104	662,735
FHLMC	4.500%	05/01/41	1,248,782	1,332,467
FHLMC	4.500%	07/01/41	1,233,588	1,316,012
FHLMC	5.000%	09/01/41	549,047	601,298
FHLMC	3.500%	10/01/41	792,714	818,038
FHLMC	4.000%	10/01/41	614,966	645,662
FHLMC	3.500%	02/01/42	1,156,156	1,193,127
FHLMC	4.000%	02/01/42	349,883	367,345
FHLMC	3.500%	06/01/42	1,327,125	1,369,566
FHLMC	3.500%	06/01/42	1,350,699	1,393,894
FHLMC	3.500%	08/01/42	1,423,788	1,469,318
FHLMC	3.000%	11/01/42	2,211,248	2,223,322
FHLMC	3.000%	01/01/43	1,339,703	1,347,294
FHLMC	3.000%	05/01/43	1,949,906	1,961,359
FHLMC	3.500%	10/01/44	1,754,509	1,806,971
FHLMC	3.500%	11/01/44	1,600,115	1,647,034

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2017

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
U.S. GOVERNMENT AGENCIES—45.3%, continued
FEDERAL HOME LOAN MORTGAGE CORPORATION—16.3%, continued
FHLMC	3.500%	04/01/45	$1,965,043	$2,020,982
FHLMC	3.000%	05/01/46	2,672,274	2,675,973
FHLMC	3.000%	12/01/46	4,759,386	4,766,531
				85,437,694
FEDERAL NATIONAL MORTGAGE ASSOCIATION—22.1%
FNMA	5.000%	07/01/18	7,751	7,890
FNMA	5.000%	09/01/18	15,888	16,174
FNMA	1.875%	02/19/19	3,000,000	3,000,777
FNMA	7.000%	11/01/19	2,972	3,038
FNMA	7.000%	11/01/19	1,112	1,117
FNMA	3.500%	07/01/20	127,708	131,854
FNMA	1.250%	05/06/21	7,000,000	6,808,564
FNMA	1.875%	04/05/22	13,000,000	12,838,072
FNMA	5.500%	06/01/22	74,067	77,269
FNMA	2.890%	07/01/22	2,401,147	2,432,857
FNMA	2.190%	01/01/23	2,000,000	1,974,643
FNMA	2.770%	07/01/23	2,352,430	2,385,556
FNMA	2.670%	12/01/23	2,458,563	2,467,465
FNMA	2.646%	07/25/24	3,000,000	2,974,453
FNMA	2.625%	09/06/24	16,750,000	16,973,026
FNMA	3.080%	12/01/24	2,372,441	2,434,252
FNMA	5.000%	04/01/25	111,682	119,897
FNMA	5.000%	07/01/25	87,773	94,229
FNMA	3.500%	10/01/25	190,382	196,562
FNMA	5.000%	10/01/25	107,951	115,954
FNMA	5.500%	11/01/25	33	37
FNMA	4.000%	03/01/26	689,076	721,330
FNMA	2.125%	04/24/26	2,000,000	1,929,982
FNMA	8.500%	09/01/26	19,500	19,811
FNMA	1.875%	09/24/26	7,500,000	7,069,778
FNMA	2.877%	09/25/26	1,960,443	1,963,749
FNMA	2.746%	04/25/27	997,888	1,002,524
FNMA	2.500%	09/01/27	1,117,221	1,122,818
FNMA	2.500%	11/01/27	1,607,185	1,615,237
FNMA	2.500%	01/01/28	1,084,568	1,089,999
FNMA	6.625%	11/15/30	5,050,000	7,101,845
FNMA	3.000%	12/01/32	1,585,193	1,623,119
FNMA	6.000%	10/01/33	49,325	55,696
FNMA (6MO LIBOR + 145) (a)	2.824%	02/01/34	136,443	139,477
FNMA	5.500%	02/01/34	62,599	69,419
FNMA (H15T1Y + 2.205) (a)	3.060%	05/01/34	81,126	85,616
FNMA (12MO LIBOR + 1.645) (a)	3.520%	06/01/33	14,636	15,197
FNMA	6.000%	11/01/34	148,904	169,110
FNMA	5.500%	01/01/35	111,299	123,329
FNMA	5.000%	10/01/35	135,556	146,728
FNMA	5.500%	10/01/35	166,671	184,939
FNMA	6.000%	10/01/35	86,899	98,748
FNMA	5.500%	06/01/36	43,520	48,079
FNMA	6.000%	06/01/36	46,562	52,800
FNMA	5.500%	11/01/36	55,681	61,505
FNMA (12MO LIBOR + 1.631) (a)	3.314%	05/01/37	40,977	43,003
FNMA	5.625%	07/15/37	2,750,000	3,859,757
FNMA	4.500%	09/01/40	379,395	406,681
FNMA	4.500%	10/01/40	390,897	419,105
FNMA	4.000%	12/01/40	953,684	1,001,808
FNMA	4.000%	01/01/41	649,024	681,748
FNMA	3.500%	02/01/41	957,412	988,570
FNMA	4.000%	10/01/41	567,263	595,708
FNMA	4.000%	11/01/41	548,351	575,897
FNMA	4.000%	12/01/41	1,391,992	1,461,927
FNMA	4.000%	12/01/41	724,254	760,647
FNMA	4.000%	01/01/42	1,688,182	1,785,392
FNMA	3.500%	05/01/42	1,161,062	1,198,932
FNMA	3.000%	06/01/42	1,843,629	1,853,576
FNMA	3.000%	08/01/42	1,598,566	1,607,195
FNMA	3.000%	08/01/42	1,659,043	1,668,008
FNMA	3.500%	12/01/42	1,868,412	1,930,395
FNMA	3.000%	06/01/43	1,627,043	1,635,669
FNMA	4.000%	12/01/44	2,280,820	2,414,553
FNMA	3.500%	05/01/45	2,334,108	2,410,977
FNMA	3.000%	04/01/46	2,644,148	2,645,493
FNMA	3.500%	11/01/46	4,082,606	4,193,936
				115,703,498
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—0.1%
GNMA	7.000%	12/20/30	22,624	26,208
GNMA	7.000%	10/20/31	16,742	19,735
GNMA	7.000%	03/20/32	63,914	75,526
GNMA	2.375%	01/20/34	55,662	57,875
GNMA	5.500%	10/20/38	26,221	27,291
GNMA	6.500%	11/20/38	14,754	16,954
GNMA	2.250%	04/16/42	385,179	383,530
				607,119
OVERSEAS PRIVATE INVESTMENT CORPORATION—0.5%
OPIC	3.280%	09/15/29	1,087,815	1,106,747
OPIC	3.540%	06/15/30	735,300	765,330
OPIC	3.820%	06/01/33	923,884	969,463
				2,841,540
SMALL BUSINESS ADMINISTRATION—0.1%
SBA (Prime - 265) (a)	1.599%	02/25/32	328,672	326,619

UNITED STATES AGENCY OF INTERNATIONAL DEVELOPMENT—2.1%
Hashemite Kingdom of Jordan AID Bond	2.503%	10/30/20	5,000,000	5,063,110
Hashemite Kingdom of Jordan AID Bond	3.000%	06/30/25	1,450,000	1,492,241
Iraq Aid	2.149%	01/18/22	1,500,000	1,491,394
Ukraine Government AID Bond	1.847%	05/29/20	1,000,000	995,676
Ukraine Government AID Bond	1.471%	09/29/21	2,000,000	1,947,820
				10,990,241
UNITED STATES DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT—0.2%
United States Department of Housing and Urban Development	2.350%	08/01/21	1,000,000	1,005,875
TOTAL U.S. GOVERNMENT AGENCIES (COST $235,680,662)				237,309,232

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2017

	SHARES	FAIR VALUE
INVESTMENT COMPANIES—0.7%
Pax High Yield Bond Fund - Institutional Class (Cost $4,199,236)	530,984	$3,584,141

TOTAL INVESTMENTS (COST $500,719,266—Unrealized gain/loss $7,487,108)—97.1%		$508,206,374
Other Assets in Excess of Liabilities—2.9%		15,496,210
NET ASSETS—100.0%		$523,702,584

(a)

Variable rate security. Rates presented are the rates in effect at December 31, 2017. The benchmark on which the rate is calculated is shown parenthetically; otherwise, the rate fluctuations may be based on index changes, prepayment of underlying positions and/or other variables.

(b)

144a security is restricted as to resale to institutional investors. These securities were deemed liquid under guidelines established by the Board of Trustees. At December 31, 2017, these securities were valued at $51,965,657 or 9.9% of net assets.

(c)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:
	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.00%, 06/15/18	06/15/17	$1,100,000	$1,100,000	0.2%
Calvert Social Investment Foundation, Inc. 1.00%, 12/17/18	12/15/17	1,200,000	1,200,000	0.2%
Calvert Social Investment Foundation, Inc. 1.50%, 06/17/19	06/10/16	1,700,000	1,700,000	0.3%
Calvert Social Investment Foundation, Inc. 1.50%, 06/15/20	06/15/17	850,000	850,000	0.2%
SolarCity LMC Series I LLC 4.80%, 12/21/26	11/13/13	641,485	660,349	0.1%
SolarCity LMC Series I LLC 4.18%, 08/21/45	08/17/15	233,576	236,848	0.0%
		$5,725,061	$5,747,197	1.1%

(d)	Percentage rounds to less than 0.1%.

CV	—Convertible Security
H15T1Y	—U.S. Treasury yield curve rate for Treasury note with a constant maturity of 1 year
LIBOR	—London interbank offered rate
plc	—Public Liability Company
Prime	—U.S. Prime Rate

See accompanying notes to financial statements.

Praxis International Index Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

Foreign equity markets rose sharply in 2017, led by a surge in emerging market stock returns. Growth in the world’s largest economies, combined with strong corporate earnings and other fundamentals, buoyed returns and dampened volatility throughout the period. The MSCI All Country World ex US Index (the “Index”) posted a return of 27.19 percent for the year. The Index recorded positive returns in ten of ten market sectors, led by financials and technology companies. The Praxis International Index Fund (the “Fund”) closely tracked the Index. The Class I Shares returned 25.67 percent and the Class A Shares (Without Load) returned 24.97 percent.

The Praxis International Index Fund seeks to generate performance that reflects the performance of both foreign developed and emerging equity markets, as measured by the MSCI All Country World ex US Index. The portfolio is constructed using optimization techniques to have characteristics similar to the target benchmark index. Limitations due to the screens and the lower number of holdings versus the benchmark are expected to cause the Fund’s performance to deviate from the benchmark over short periods of time, but the goal over long periods of time is for the Fund to perform in line with the benchmark before fees.

During the period, these factors, including a mismatch in timing between the pricing of the securities in the portfolio and the benchmark, had a small negative contribution to the Fund’s returns relative to the benchmark. While there were no significant over/under exposures to any single factor, the Fund’s overweight to the telecommunications industry and underweight to the basic materials and energy industries detracted from relative returns. However, the results were consistent with our forecasted tracking error – a measure of variability of relative returns – for a portfolio subject to the constraints we discussed above.

Ran Leshem
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

Michael T. Branch, CFA®
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

The views expressed are those of the portfolio managers as of Dec. 31, 2017, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis International Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/10 to 12/31/17

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/10 to 12/31/17, and includes the reinvestment of dividends and capital gains.

			Average Annual Returns
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Since Inception	Expense Ratio** Gross / Net
Praxis International Index Fund
Class A *	12/31/10	18.47%	5.40%	4.70%	2.89%	1.27%	1.27%
Class A (Without Load)	12/31/10	24.97%	7.32%	5.83%	3.68%
Class I **	12/31/10	25.67%	7.92%	6.41%	4.30%	0.72%	0.72%
MSCI All Country World Index ex-U.S. [1]		27.19%	7.83%	6.80%	4.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2017.

[1]	The MSCI All Country World Index ex-U.S. is market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The index includes both developed and emerging markets.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis International Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.6%
AUSTRALIA—5.0%
BANKS—1.9%
Australia & New Zealand Banking Group Ltd. (a)	6,107	$136,256
Australia & New Zealand Banking Group Ltd. - ADR	36,061	805,603
Commonwealth Bank of Australia (a)	21,512	1,342,678
Commonwealth Bank of Australia - ADR	613	38,334
National Australia Bank Ltd. (a)	4,644	106,662
National Australia Bank Ltd. - ADR	63,688	729,865
Westpac Banking Corp. (a)	17,091	415,759
Westpac Banking Corp. - ADR	78,609	1,916,487
		5,491,644
BIOTECHNOLOGY—0.3%
CSL Ltd. (a)	3,640	400,057
CSL Ltd. - ADR	8,710	480,531
		880,588
CAPITAL MARKETS—0.3%
Macquarie Group Ltd. (a)	7,209	557,640
Macquarie Group Ltd. - ADR	2,747	213,085
		770,725
CHEMICALS—0.1%
Orica Ltd. (a)	27,987	393,512

CONTAINERS & PACKAGING—0.2%
Amcor Ltd. (a)	24,949	298,980
Amcor Ltd. - ADR	3,500	168,070
		467,050
DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
Telstra Corp. Ltd. (a)	17,682	49,990
Telstra Corp. Ltd. - ADR	10,910	154,377
		204,367
FOOD & STAPLES RETAILING—0.4%
Wesfarmers Ltd. (a)	19,358	669,432
Woolworths Ltd. (a)	27,413	582,489
		1,251,921
INSURANCE—0.2%
Suncorp Group Ltd. (a)	46,152	497,492

METALS & MINING—0.3%
Alumina Ltd. - ADR	41,858	314,354
Newcrest Mining Ltd. - ADR	9,928	177,215
Sims Metal Management Ltd. - ADR	21,356	259,902
		751,471
OIL, GAS & CONSUMABLE FUELS—0.7%
Caltex Australia Ltd. (a)	12,181	322,725
Oil Search Ltd. (a)	60,661	367,319
Origin Energy Ltd. (a)(b)	100,656	737,406
Woodside Petroleum Ltd. (a)	18,241	469,356
Woodside Petroleum Ltd. - ADR	5,235	134,749
		2,031,555
REAL ESTATE INVESTMENT TRUSTS (REITS)—0.4%
Scentre Group REIT (a)	25,459	83,055
Shopping Centres Australasia Property Group REIT (a)	1	2
Westfield Corp. REIT (a)	123,771	914,544
		997,601
TRANSPORTATION INFRASTRUCTURE—0.1%
Sydney Airport (a)	49,337	270,747
TOTAL AUSTRALIA		14,008,673

AUSTRIA—0.2%
BANKS—0.2%
Erste Group Bank AG (a)	5,112	221,515
Erste Group Bank AG - ADR	12,078	263,300
TOTAL AUSTRIA		484,815

BELGIUM—0.2%
FOOD & STAPLES RETAILING—0.2%
Colruyt S.A. (a)	8,334	433,517

BRAZIL—1.2%
BANKS—0.6%
Banco Bradesco S.A. - ADR	77,242	790,958
Itau Unibanco Holding S.A. - ADR	61,571	800,423
		1,591,381
CHEMICALS—0.1%
Braskem S.A. - ADR	13,824	363,018

OIL, GAS & CONSUMABLE FUELS—0.4%
Petroleo Brasileiro S.A. - ADR (b)	63,920	657,737
Ultrapar Participacoes S.A. - ADR	14,545	330,608
		988,345
WATER UTILITIES—0.1%
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	36,049	376,712
TOTAL BRAZIL		3,319,456

CANADA—6.6%
AUTO COMPONENTS—0.3%
Magna International, Inc. - Class A	15,982	905,700

BANKS—1.6%
Bank of Montreal	7,625	610,153
Bank of Nova Scotia	12,180	785,975
Canadian Imperial Bank of Commerce	6,759	658,394
Royal Bank of Canada	17,137	1,399,236
Toronto-Dominion Bank	18,236	1,068,265
		4,522,023
CHEMICALS—0.6%
Agrium, Inc.	9,767	1,123,205
Methanex Corp.	9,429	570,926
		1,694,131
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.0% (c)
TransAlta Corp.	20,678	123,034

INSURANCE—0.4%
Manulife Financial Corp.	30,520	636,647
Sun Life Financial, Inc.	11,714	483,320
		1,119,967
MEDIA—0.2%
Shaw Communications, Inc. - Class B	30,240	690,379

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.6%, continued
CANADA—6.6%, continued
METALS & MINING—0.4%
Agnico Eagle Mines Ltd.	9,204	$425,041
Teck Resources Ltd. - Class B	24,575	643,128
		1,068,169
OIL, GAS & CONSUMABLE FUELS—1.7%
Enbridge, Inc.	51,813	2,026,406
Encana Corp.	36,072	480,840
Suncor Energy, Inc.	60,339	2,215,648
		4,722,894
ROAD & RAIL—0.9%
Canadian National Railway Co.	18,951	1,563,458
Canadian Pacific Railway Ltd.	5,165	943,955
		2,507,413
SOFTWARE—0.3%
Open Text Corp.	21,239	757,595

WIRELESS TELECOMMUNICATION SERVICES—0.2%
Rogers Communications, Inc. - Class B	12,894	656,692
TOTAL CANADA		18,767,997

CAYMAN ISLANDS—0.9%
DIVERSIFIED CONSUMER SERVICES—0.3%
TAL Education Group - ADR	27,222	808,766

INTERNET & DIRECT MARKETING RETAIL—0.2%
Ctrip.com International Ltd. - ADR (b)	13,813	609,153

INTERNET SOFTWARE & SERVICES—0.4%
SINA Corp. (b)	4,823	483,795
Weibo Corp. - ADR (b)	6,202	641,659
		1,125,454
TOTAL CAYMAN ISLANDS		2,543,373

CHILE—0.7%
AIRLINES—0.1%
Latam Airlines Group S.A. - ADR	30,040	417,556

BEVERAGES—0.1%
Embotelladora Andina S.A. - Class B - ADR	6,720	194,410

CHEMICALS—0.3%
Sociedad Quimica y Minera de Chile S.A. - ADR	15,440	916,673

METALS & MINING—0.2%
Antofagasta plc (a)	31,044	418,526
TOTAL CHILE		1,947,165

CHINA—6.2%
AIRLINES—0.1%
China Southern Airlines Co. Ltd. - ADR	5,546	287,394

BANKS—0.4%
China Construction Bank Corp. - ADR	69,587	1,283,880

CHEMICALS—0.1%
Sinopec Shanghai Petrochemical Co. Ltd. - ADR	7,041	401,337

DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
China Telecom Corp. Ltd. - ADR	6,115	290,279

INSURANCE—1.5%
AIA Group Ltd. - ADR	20,771	711,095
China Life Insurance Co. Ltd. - ADR	90,790	1,417,232
Ping An Insurance Group Co. of China Ltd. - ADR	33,826	706,625
Ping An Insurance Group Co. of China Ltd. - Class H (a)	131,769	1,366,715
		4,201,667
INTERNET SOFTWARE & SERVICES—3.8%
Alibaba Group Holdings Ltd. - ADR (b)	17,583	3,031,837
Baidu, Inc. - ADR (b)	5,149	1,205,947
NetEase, Inc. - ADR	2,394	826,098
Tencent Holdings Ltd. - ADR	109,906	5,706,319
		10,770,201
ROAD & RAIL—0.1%
Guangshen Railway Co. - ADR	8,797	294,700

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.1%
Lenovo Group Ltd. - ADR	18,577	208,805
TOTAL CHINA		17,738,263

COLOMBIA—0.4%
BANKS—0.2%
BanColombia S.A. - ADR	10,431	413,693

OIL, GAS & CONSUMABLE FUELS—0.2%
Ecopetrol S.A. - ADR	42,848	626,866
TOTAL COLOMBIA		1,040,559

DENMARK—1.0%
BANKS—0.2%
Danske Bank A/S (a)	11,624	452,415
Danske Bank A/S - ADR	6,614	129,304
		581,719
PHARMACEUTICALS—0.7%
Novo Nordisk A/S - ADR	39,423	2,115,832

TEXTILES, APPAREL & LUXURY GOODS—0.1%
Pandora A/S (a)	2,460	267,390
TOTAL DENMARK		2,964,941

FINLAND—0.5%
COMMUNICATIONS EQUIPMENT—0.1%
Nokia OYJ - ADR	86,149	401,454

MACHINERY—0.2%
Kone OYJ - Class B (a)	11,250	604,111

PAPER & FOREST PRODUCTS—0.2%
Stora Enso OYJ - ADR	32,308	509,820
TOTAL FINLAND		1,515,385

FRANCE—6.4%
AUTO COMPONENTS—0.6%
Cie Generale des Etablissements Michelin (a)	1,074	153,630
Cie Generale des Etablissements Michelin - ADR	25,215	721,653
Valeo S.A. (a)	2,793	208,038
Valeo S.A. - ADR	13,056	487,446
		1,570,767
AUTOMOBILES—0.2%
Renault S.A. (a)	5,892	591,383

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.6%, continued
FRANCE—6.4%, continued
BANKS—0.7%
BNP Paribas S.A. - ADR	29,644	$1,107,203
Credit Agricole S.A. (a)	11,014	181,850
Credit Agricole S.A. - ADR	14,211	116,743
Societe Generale S.A. (a)	4,111	211,929
Societe Generale S.A. - ADR	36,300	376,068
		1,993,793
BUILDING PRODUCTS—0.3%
Cie de Saint-Gobain (a)	13,938	767,038

CONSTRUCTION & ENGINEERING—0.5%
Bouygues S.A. (a)	8,092	419,844
Vinci S.A. (a)	1,494	152,514
Vinci S.A. - ADR	30,694	782,697
		1,355,055
DIVERSIFIED TELECOMMUNICATION SERVICES—0.5%
Orange S.A. - ADR	40,170	698,958
Vivendi S.A. (a)	12,138	325,754
Vivendi S.A. - ADR	11,623	311,729
		1,336,441
ELECTRICAL EQUIPMENT—0.5%
Legrand S.A. (a)	17,254	1,326,370

FOOD & STAPLES RETAILING—0.1%
Carrefour S.A. (a)	1,523	32,834
Carrefour S.A. - ADR	58,790	255,148
		287,982
FOOD PRODUCTS—0.9%
Danone S.A. - ADR	153,190	2,568,996

HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
Essilor International S.A. (a)	4,503	620,204
Essilor International S.A. - ADR	952	65,669
		685,873
INSURANCE—0.4%
AXA S.A. (a)	4,355	129,043
AXA S.A. - ADR	34,977	1,037,593
		1,166,636
MEDIA—0.2%
Publicis Groupe S.A. - ADR	26,260	446,157

MULTI-UTILITIES—0.5%
Engie S.A. (a)	21,648	372,134
Engie S.A. - ADR	26,565	455,988
Veolia Environnement S.A. (a)	14,792	377,155
Veolia Environnement S.A. - ADR (b)	11,774	300,237
		1,505,514
PERSONAL PRODUCTS—0.6%
L'Oreal S.A. (a)	1,380	305,759
L'Oreal S.A. - ADR	32,890	1,456,369
		1,762,128
SOFTWARE—0.2%
Dassault Systemes - ADR	6,224	659,993
TOTAL FRANCE		18,024,126

GERMANY—6.6%
AIR FREIGHT & LOGISTICS—0.4%
Deutsche Post AG (a)	10,161	482,952
Deutsche Post AG - ADR	14,832	705,781
		1,188,733
AIRLINES—0.1%
Deutsche Lufthansa AG - ADR	10,201	375,397

AUTOMOBILES—0.9%
Bayerische Moteren Werke AG - ADR	27,692	960,082
Daimler AG (a)	15,015	1,269,581
Daimler AG - ADR	2,549	215,556
		2,445,219
BANKS—0.2%
Deutsche Bank AG	32,333	615,297

CHEMICALS—0.9%
BASF SE (a)	4,371	479,163
BASF SE - ADR	72,776	1,999,157
		2,478,320
DIVERSIFIED FINANCIAL SERVICES—0.2%
Deutsche Boerse AG (a)	3,878	448,827
Deutsche Boerse AG - ADR	15,060	173,717
		622,544
DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Deutsche Telekom AG - ADR	38,043	671,878

HEALTH CARE PROVIDERS & SERVICES—0.5%
Fresenius Medical Care AG & Co. KGaA - ADR	19,354	1,017,053
Fresenius SE & Co. KGaA (a)	5,130	398,939
		1,415,992
INSURANCE—0.9%
Allianze SE - ADR	76,050	1,746,488
Muenchener Rueckversicherungs-Gesellschaft AG (a)	1,682	363,201
Muenchener Rueckversicherungs-Gesellschaft AG - ADR	18,890	408,780
		2,518,469
MULTI-UTILITIES—0.4%
E.ON SE (a)	53,575	580,505
RWE AG (a)(b)	17,185	349,696
RWE AG - ADR (b)	5,585	113,320
		1,043,521
PHARMACEUTICALS—0.6%
Bayer AG - ADR	51,088	1,588,326

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
Infineon Technologies AG - ADR	12,109	330,273

SOFTWARE—0.6%
SAP SE - ADR	16,215	1,821,917

TEXTILES, APPAREL & LUXURY GOODS—0.5%
adidas AG (a)	1,323	264,567
adidas AG - ADR	9,804	978,635
Puma SE (a)	285	123,923
		1,367,125

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.6%, continued
GERMANY—6.6%, continued
TRADING COMPANIES & DISTRIBUTORS—0.1%
Brenntag AG (a)	5,521	$348,038
TOTAL GERMANY		18,831,049

HONG KONG—3.3%
BANKS—0.3%
BOC Hong Kong Holdings Ltd. (a)	158,000	798,496
BOC Hong Kong Holdings Ltd. - ADR	1,754	178,154
		976,650
DIVERSIFIED FINANCIAL SERVICES—0.3%
Hong Kong Exchanges & Clearing Ltd. (a)	24,500	749,412

ELECTRIC UTILITIES—0.1%
CK Infrastructure Holdings Ltd. (a)	41,518	356,272

INDUSTRIAL CONGLOMERATES—0.6%
CK Hutchison Holdings Ltd. (a)	60,500	758,082
CK Hutchison Holdings Ltd. - ADR	36,503	458,295
Jardine Matheson Holdings Ltd. (a)	4,751	288,255
Jardine Matheson Holdings Ltd. - ADR	3,618	219,739
		1,724,371
INSURANCE—0.6%
AIA Group Ltd. (a)	193,200	1,643,289

MEDIA—0.0% (c)
I-CABLE Communications Ltd. (a)(b)	114,973	3,369

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.4%
Henderson Land Development Co. Ltd. (a)	89,476	588,304
Sun Hung Kai Properties Ltd. (a)	28,000	466,173
Sun Hung Kai Properties Ltd. - ADR	22,014	366,423
Swire Pacific Ltd. - Class A (a)	28,000	259,065
Swire Pacific Ltd. - Class A - ADR	32,051	294,389
Swire Properties Ltd. (a)	121,150	390,348
Wharf Holdings Ltd. (a)	150,000	517,273
Wharf Real Estate Investment Co., Ltd. (b)	150,000	998,354
		3,880,329
TOTAL HONG KONG		9,333,692

HUNGARY—0.0% (c)
DIVERSIFIED TELECOMMUNICATION SERVICES—0.0% (c)
Magyar Telekom Telecommunications plc - ADR	11,582	101,574

OIL, GAS & CONSUMABLE FUELS—0.0% (c)
MOL Hungarian Oil & Gas plc - ADR	6,368	37,037
TOTAL HUNGARY		138,611

INDIA—1.4%
BANKS—0.8%
HDFC Bank Ltd. - ADR	16,597	1,687,417
ICICI Bank Ltd. - ADR	72,584	706,242
		2,393,659
IT SERVICES—0.4%
Infosys Ltd. - ADR	37,297	604,957
Wipro Ltd. - ADR	78,318	428,400
		1,033,357
PHARMACEUTICALS—0.2%
Dr. Reddy's Laboratories Ltd. - ADR	10,846	407,376
TOTAL INDIA		3,834,392

INDONESIA—0.6%
BANKS—0.2%
PT Bank Mandiri - ADR	49,403	582,461

DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
Telekomunikasi Indonesia Persero Tbk PT - ADR	33,206	1,069,897

MACHINERY—0.0% (c)
United Tractors Tbk PT - ADR	3,369	175,806
TOTAL INDONESIA		1,828,164

IRELAND—0.8%
BIOTECHNOLOGY—0.2%
Shire plc - ADR	3,955	613,499

CONSTRUCTION MATERIALS—0.3%
CRH plc - ADR	23,753	857,246

PROFESSIONAL SERVICES—0.3%
Experian plc (a)	3,191	70,333
Experian plc - ADR	37,268	816,915
		887,248
TOTAL IRELAND		2,357,993

ISRAEL—0.6%
PHARMACEUTICALS—0.3%
Taro Pharmaceutical Industries Ltd. (b)	3,950	413,604
Teva Pharmaceutical Industries Ltd. - ADR	26,006	492,814
		906,418
SOFTWARE—0.3%
Check Point Software Technologies Ltd. (b)	8,509	881,703
TOTAL ISRAEL		1,788,121

ITALY—0.9%
BANKS—0.3%
Intesa Sanpaolo SpA (a)	128,010	424,688
Intesa Sanpaolo SpA - ADR	12,596	251,353
Unicredit SpA (a)	5,798	108,149
		784,190
ELECTRIC UTILITIES—0.2%
Enel SpA (a)	86,564	532,266

INSURANCE—0.1%
Assicurazioni Generali SpA (a)	16,056	292,221

TEXTILES, APPAREL & LUXURY GOODS—0.2%
Luxottica Group SpA - ADR	9,316	569,860

TRANSPORTATION INFRASTRUCTURE—0.1%
Atlantia SpA (a)	13,863	437,018
TOTAL ITALY		2,615,555

JAPAN—16.3%
AUTO COMPONENTS—0.4%
Bridgestone Corp. (a)	4,656	215,471
Bridgestone Corp. - ADR	20,546	477,489
Denso Corp. (a)	7,000	419,324
Denso Corp. - ADR	6,048	181,470
		1,293,754
AUTOMOBILES—2.1%
Honda Motor Co. Ltd. - ADR	49,827	1,698,104
Nissan Motor Co. Ltd. - ADR	36,396	724,280

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.6%, continued
JAPAN—16.3%, continued
AUTOMOBILES—2.1%, continued
Toyota Motor Corp. - ADR	27,232	$3,463,093
		5,885,477
BANKS—1.6%
Mitsubishi UFJ Financial Group, Inc. - ADR	269,546	1,959,599
Mizuho Financial Group, Inc. - ADR	132,028	480,582
Sumitomo Mitsui Financial Group, Inc. - ADR	213,385	1,854,316
Sumitomo Mitsui Trust Holdings, Inc. (a)	298	11,790
Sumitomo Mitsui Trust Holdings, Inc. - ADR	39,737	160,140
		4,466,427
BUILDING PRODUCTS—0.1%
Asahi Glass Co. Ltd. (a)	600	25,932
Asahi Glass Co. Ltd. - ADR	21,219	184,605
		210,537
CAPITAL MARKETS—0.3%
Daiwa Securities Group, Inc. (a)	16,000	100,095
Daiwa Securities Group, Inc. - ADR	49,678	313,468
Nomura Holdings, Inc. - ADR	94,167	548,052
		961,615
CHEMICALS—0.5%
Nitto Denko Corp. (a)	500	44,220
Nitto Denko Corp. - ADR	11,626	515,962
Shin-Etsu Chemical Co. Ltd. (a)	5,600	567,358
Sumitomo Chemical Co. Ltd. (a)	38,000	271,891
		1,399,431
COMMERCIAL SERVICES & SUPPLIES—0.2%
Dai Nippon Printing Co. Ltd. (a)	25,000	556,532
Dai Nippon Printing Co. Ltd. - ADR	37	412
		556,944
CONSTRUCTION & ENGINEERING—0.2%
Obayashi Corp. (a)	55,000	664,348

DIVERSIFIED FINANCIAL SERVICES—0.4%
ORIX Corp. (a)	20,100	338,874
ORIX Corp. - ADR	9,867	836,524
		1,175,398
DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
Nippon Telegraph & Telephone Corp. - ADR	32,480	1,534,355

ELECTRIC UTILITIES—0.1%
Chubu Electric Power Co., Inc. (a)	12,600	156,273
Tohoku Electric Power Co., Inc. (a)	12,700	162,125
		318,398
ELECTRICAL EQUIPMENT—0.4%
Nidec Corp. - ADR	30,872	1,085,151

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.5%
Hitachi Ltd. (a)	26,000	201,695
Hitachi Ltd. - ADR	5,344	417,046
Kyocera Corp. (a)	2,800	182,787
Kyocera Corp. - ADR	3,162	207,143
Murata Manufacturing Co. Ltd. (a)	2,300	307,915
Murata Manufacturing Co. Ltd. - ADR	1,592	53,475
TDK Corp. (a)	800	63,571
TDK Corp. - ADR	826	66,010
		1,499,642
FOOD PRODUCTS—0.2%
Ajinomoto Co., Inc. (a)	7,000	131,688
Meiji Holdings Co. Ltd. (a)	2,000	170,202
Yakult Honsha Co. Ltd. (a)	5,100	384,788
		686,678
HEALTH CARE EQUIPMENT & SUPPLIES—0.4%
Hoya Corp. (a)	9,500	473,088
Hoya Corp. - ADR	1,734	86,700
Terumo Corp. (a)	11,800	558,205
		1,117,993
HOUSEHOLD DURABLES—0.9%
Sekisui House Ltd. (a)	8,000	144,296
Sekisui House Ltd. - ADR	30,149	545,697
Sony Corp. - ADR	38,785	1,743,386
		2,433,379
INSURANCE—0.4%
MS&AD Insurance Group Holdings, Inc. - ADR	34,266	580,466
Tokio Marine Holdings, Inc. (a)	4,600	209,203
Tokio Marine Holdings, Inc. - ADR	7,354	336,445
		1,126,114
INTERNET & DIRECT MARKETING RETAIL—0.1%
Rakuten, Inc. (a)	18,400	168,174

IT SERVICES—0.1%
Fujitsu Ltd. (a)	20,000	141,778
Fujitsu Ltd. - ADR	1,240	44,280
		186,058
LEISURE PRODUCTS—0.1%
Shimano, Inc. (a)	1,600	224,874

MACHINERY—0.9%
FANUC Corp. (a)	1,100	263,863
FANUC Corp. - ADR	43,920	1,055,837
Kubota Corp. - ADR	7,847	774,342
Makita Corp. (a)	1,200	50,320
Makita Corp. - ADR	9,872	416,796
		2,561,158
MARINE—0.1%
Nippon Yusen KK (a)	5,600	136,245
Nippon Yusen KK - ADR (b)	7,243	35,350
		171,595
METALS & MINING—0.2%
Sumitomo Metal Mining Co. Ltd. (a)	11,500	526,082

OIL, GAS & CONSUMABLE FUELS—0.1%
Inpex Corp. (a)	26,239	326,542

PERSONAL PRODUCTS—0.6%
Kao Corp. (a)	1,000	67,564
Kao Corp. - ADR	11,651	787,316
Shiseido Co. Ltd. (a)	2,100	101,180
Shiseido Co. Ltd. - ADR	15,035	728,596
		1,684,656
PHARMACEUTICALS—0.5%
Astellas Pharma, Inc. (a)	17,800	226,098
Astellas Pharma, Inc. - ADR	24,473	310,320

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.6%, continued
JAPAN—16.3%, continued
PHARMACEUTICALS—0.5%, continued
Daiichi Sankyo Co. Ltd. (a)	7,700	$200,198
Daiichi Sankyo Co. Ltd. - ADR	1,901	49,700
Takeda Pharmaceutical Co. Ltd. (a)	2,700	152,854
Takeda Pharmaceutical Co. Ltd. - ADR	18,144	516,197
		1,455,367
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.7%
Daiwa House Industry Co. Ltd. - ADR	15,470	593,816
Mitsubishi Estate Co. Ltd. (a)	11,000	190,977
Mitsubishi Estate Co. Ltd. - ADR	11,717	202,938
Mitsui Fudosan Co. Ltd. (a)	21,000	469,633
Sumitomo Realty & Development Co. Ltd. (a)	13,000	426,609
		1,883,973
RETAIL—0.4%
Japan Retail Fund Investment Corp. (a)	607	1,112,542

ROAD & RAIL—0.5%
Central Japan Railway Co. (a)	1,348	241,217
East Japan Railway Co. (a)	3,590	350,059
East Japan Railway Co. - ADR	29,226	475,507
Keikyu Corp. (a)	18,500	354,949
		1,421,732
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
Rohm Co. Ltd. (a)	700	77,107
Rohm Co. Ltd. - ADR	2,660	146,486
		223,593
SOFTWARE—0.4%
Nintendo Co. Ltd. (a)	300	108,019
Nintendo Co. Ltd. - ADR	22,464	1,012,455
		1,120,474
SPECIALTY RETAIL—0.1%
Fast Retailing Co. Ltd. (a)	700	278,305

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.0%
Canon, Inc. - ADR	57,457	2,148,892
FUJIFILM Holdings Corp. - ADR	11,626	476,085
Seiko Epson Corp. (a)	1,200	28,247
Seiko Epson Corp. - ADR	10,312	120,960
		2,774,184
TEXTILES, APPAREL & LUXURY GOODS—0.1%
Wacoal Holdings Corporation - ADR (b)	2,621	414,148

TRADING COMPANIES & DISTRIBUTORS—0.3%
Mitsubishi Corp. (a)	16,300	449,413
Mitsui & Co. Ltd. - ADR	1,637	534,480
		983,893
WIRELESS TELECOMMUNICATION SERVICES—0.9%
KDDI Corp. - ADR	51,612	638,466
NTT DoCoMo, Inc. - ADR	25,031	594,987
Softbank Group Corp. (a)	7,200	569,978
Softbank Group Corp. - ADR	15,592	619,860
		2,423,291
TOTAL JAPAN		46,356,282

JERSEY—0.3%
METALS & MINING—0.2%
Randgold Resources Ltd. - ADR	4,722	466,958

TRADING COMPANIES & DISTRIBUTORS—0.1%
Ferguson plc - ADR	63,056	452,112
TOTAL JERSEY		919,070

LUXEMBOURG—0.6%
ENERGY EQUIPMENT & SERVICES—0.2%
Tenaris S.A. - ADR	20,102	640,450

MEDIA—0.4%
RTL Group S.A. (a)	12,091	970,552
TOTAL LUXEMBOURG		1,611,002

MEXICO—1.0%
BANKS—0.1%
Grupo Financiero Banorte S.A.B. de C.V. - ADR	5,851	160,089

BEVERAGES—0.2%
Coca-Cola Femsa S.A.B. de C.V. - ADR	7,597	528,903

CONSTRUCTION MATERIALS—0.2%
Cemex S.A.B. de C.V. (b)	83,354	625,155

FOOD & STAPLES RETAILING—0.2%
Wal-Mart de Mexico S.A.B. de C.V. - ADR	29,614	723,174

METALS & MINING—0.1%
Fresnillo plc (a)	14,613	280,754

TRANSPORTATION INFRASTRUCTURE—0.2%
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR	4,513	463,756
TOTAL MEXICO		2,781,831

NETHERLANDS—3.4%
AUTOMOBILES—0.5%
Ferrari N.V.	8,603	901,939
Fiat Chrysler Automobiles N.V.	26,965	481,056
		1,382,995
BANKS—0.5%
ING Groep N.V. - ADR	71,517	1,320,204

CHEMICALS—0.2%
Akzo Nobel NV - ADR	19,227	560,275

FOOD & STAPLES RETAILING—0.4%
Koninklijke Ahold Delhaize N.V. (a)	5,491	120,699
Koninklijke Ahold Delhaize N.V. - ADR	49,012	1,078,754
		1,199,453
HEALTH CARE EQUIPMENT & SUPPLIES—0.4%
Koninklijke Philips N.V. - NY Registry Shares	30,708	1,160,762

LIFE SCIENCES TOOLS & SERVICES—0.2%
QIAGEN N.V.	16,162	499,891

MEDIA—0.2%
Wolters Kluwer N.V. (a)	954	49,728
Wolters Kluwer N.V. - ADR	7,337	382,845
		432,573

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.6%, continued
NETHERLANDS—3.4%, continued
OIL, GAS & CONSUMABLE FUELS—0.1%
Koninklijke Vopak NV (a)	3,557	$155,800

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.6%
ASML Holding NV - NY Registry Shares	6,611	1,149,124
NXP Semiconductors NV (b)	5,879	688,372
		1,837,496
SOFTWARE—0.0% (c)
Gemalto NV (a)	2,161	127,965

TRADING COMPANIES & DISTRIBUTORS—0.3%
AerCap Holdings NV (b)	18,140	954,345
TOTAL NETHERLANDS		9,631,759

NORWAY—1.3%
CHEMICALS—0.1%
Yara International ASA - ADR	7,283	333,853

METALS & MINING—0.2%
Norsk Hydro ASA (a)	61,990	469,945
Norsk Hydro ASA - ADR	13,201	100,328
		570,273
OIL, GAS & CONSUMABLE FUELS—1.0%
Statoil ASA - ADR	133,829	2,866,617
TOTAL NORWAY		3,770,743

PERU—0.4%
METALS & MINING—0.4%
Southern Copper Corp.	24,026	1,140,034

PORTUGAL—0.1%
ELECTRIC UTILITIES—0.1%
EDP - Energias de Portugal S.A.	82,980	287,219
EDP - Energias de Portugal S.A. - ADR	1,231	42,666
TOTAL PORTUGAL		329,885

RUSSIA—0.7%
WIRELESS TELECOMMUNICATION SERVICES—0.7%
Mobile TeleSystems PJSC - ADR	183,318	1,868,010

SINGAPORE—1.5%
BANKS—1.1%
DBS Group Holdings Ltd. (a)	10,656	197,089
DBS Group Holdings Ltd. - ADR	19,975	1,491,334
United Overseas Bank Ltd. (a)	24,187	476,781
United Overseas Bank Ltd. - ADR	22,014	872,525
		3,037,729
DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
Singapore Telecommunications Ltd. (a)	86,000	229,278
Singapore Telecommunications Ltd. - ADR	6,886	183,512
		412,790
INDUSTRIAL CONGLOMERATES—0.2%
Keppel Corp. Ltd. (a)	11,721	64,137
Keppel Corp. Ltd. - ADR	49,775	545,435
		609,572
MACHINERY—0.1%
Sembcorp Marine Ltd. (a)	204,000	279,535

REAL ESTATE INVESTMENT TRUSTS (REITS)—0.0%
Keppel REIT	737	694
TOTAL SINGAPORE		4,340,320

SOUTH AFRICA—2.2%
BANKS—0.1%
Standard Bank Group Ltd. - ADR	19,275	305,605

MEDIA—0.9%
Naspers Ltd. - Class N - ADR	43,870	2,483,042

METALS & MINING—0.8%
Glencore plc (a)	220,536	1,154,197
Gold Fields Ltd. - ADR	273,785	1,177,275
		2,331,472
TRADING COMPANIES & DISTRIBUTORS—0.2%
Barloworld Ltd.	45,286	583,910

WIRELESS TELECOMMUNICATION SERVICES—0.2%
MTN Group Ltd. - ADR	50,154	545,174
TOTAL SOUTH AFRICA		6,249,203

SOUTH KOREA—2.4%
BANKS—1.4%
KB Financial Group, Inc. - ADR (b)	35,152	2,056,744
Shinhan Financial Group Co. Ltd. - ADR (b)	30,017	1,392,789
Woori Bank - ADR	9,632	430,454
		3,879,987
DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
KT Corp. - ADR (b)	71,631	1,118,160

ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS—0.3%
LG Display Co. Ltd. - ADR (b)	61,056	840,131

WIRELESS TELECOMMUNICATION SERVICES—0.3%
SK Telecom Co. Ltd. - ADR	32,754	914,164
TOTAL SOUTH KOREA		6,752,442

SPAIN—2.0%
BANKS—0.8%
Banco Bilbao Vizcaya Argentaria SA - ADR	102,689	872,857
Banco Santander SA - ADR	230,491	1,507,411
		2,380,268
DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
Telefónica SA - ADR	103,466	1,001,551

ELECTRIC UTILITIES—0.2%
Iberdrola SA - ADR	16,749	518,130

METALS & MINING—0.1%
Acerinox SA (a)	16,589	236,723

OIL, GAS & CONSUMABLE FUELS—0.3%
Repsol SA (a)	24,639	435,005
Repsol SA - ADR	27,585	488,806
		923,811

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.6%, continued
SPAIN—2.0%, continued
SPECIALTY RETAIL—0.2%
Industria de Diseno Textil SA (a)	17,640	$613,328
TOTAL SPAIN		5,673,811

SWEDEN—2.1%
COMMUNICATIONS EQUIPMENT—0.1%
Telefonaktiebolaget LM Ericsson - ADR	68,485	457,480

CONSTRUCTION & ENGINEERING—0.3%
Skanska AB - Class B (a)	37,142	769,602

HOUSEHOLD PRODUCTS—0.2%
Essity Aktiebolag AB - Class B (a)(b)	12,219	347,236
Svenska Cellulosa AB SCA - Class B	12,219	125,941
		473,177
MACHINERY—0.9%
Alfa Laval AB (a)	23,419	553,931
Atlas Copco AB - Class A (a)	8,922	385,035
Atlas Copco AB - Class A - ADR	18,292	788,294
Sandvik AB (a)	19,176	335,667
Sandvik AB - ADR	20,116	352,030
		2,414,957
METALS & MINING—0.3%
Boliden AB (a)	22,985	786,028

OIL, GAS & CONSUMABLE FUELS—0.2%
Lundin Petroleum AB (a)(b)	24,270	555,565

SPECIALTY RETAIL—0.1%
Hennes & Mauritz AB - ADR	65,360	266,669
Hennes & Mauritz AB - Class B (a)	3,195	66,084
		332,753
TOTAL SWEDEN		5,789,562

SWITZERLAND—6.1%
CAPITAL MARKETS—0.6%
Credit Suisse Group AG - ADR	18,311	326,852
Julius Baer Group Ltd. (a)	9,537	583,279
UBS Group AG	46,462	854,436
		1,764,567
DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
Swisscom AG - ADR	7,140	380,776

ELECTRICAL EQUIPMENT—0.6%
ABB Ltd. - ADR	61,282	1,643,583

FOOD PRODUCTS—2.1%
Barry Callebaut AG (a)	397	827,603
Nestlé S.A. - ADR	60,374	5,190,353
		6,017,956
INSURANCE—0.5%
Swiss Re AG (a)	3,563	333,255
Zurich Insurance Group AG - ADR	38,250	1,163,183
		1,496,438
MACHINERY—0.2%
Schindler Holding AG (a)	1,587	358,912

PHARMACEUTICALS—1.8%
Novartis AG - ADR	31,455	2,640,962
Roche Holding AG - ADR	80,784	2,551,159
		5,192,121
PROFESSIONAL SERVICES—0.2%
Adecco S.A. (a)	4,136	316,112
Adecco S.A. - ADR	4,982	190,960
		507,072
TRADING COMPANIES & DISTRIBUTORS—0.0% (c)
Ferguson plc (a)	537	38,535
TOTAL SWITZERLAND		17,399,960

TAIWAN—2.2%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.5%
Chunghwa Telecom Co. Ltd. - ADR	40,566	1,437,659

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.7%
Advanced Semiconductor Engineering, Inc. - ADR	101,549	658,038
Siliconware Precision Industries Co. Ltd. - ADR	70,913	596,378
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	77,900	3,088,735
United Microelectronics Corp. - ADR	191,039	456,583
		4,799,734
TOTAL TAIWAN		6,237,393

TURKEY—0.1%
BANKS—0.1%
Turkiye Garanti Bankasi A.S. - ADR	59,610	168,696

UNITED KINGDOM—10.3%
BANKS—1.6%
HSBC Holdings plc - ADR	60,926	3,146,219
Lloyds Banking Group plc - ADR	269,987	1,012,451
Standard Chartered plc (a)	45,039	472,948
		4,631,618
COMMERCIAL BANKS—0.2%
Barclays plc - ADR	64,161	699,355

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
BT Group plc - ADR	38,538	702,162

ELECTRIC UTILITIES—0.3%
SSE plc (a)	8,585	152,612
SSE plc - ADR	39,878	711,424
		864,036
ENERGY EQUIPMENT & SERVICES—0.3%
John Wood Group plc (a)	24,307	212,662
Subsea 7 S.A. (a)	42,228	632,677
Subsea 7 S.A. - ADR	2,780	41,839
		887,178
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—0.1%
Land Securities Group plc (a)	28,712	389,688

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.6%, continued
UNITED KINGDOM—10.3%, continued
FOOD & STAPLES RETAILING—0.3%
J Sainsbury plc (a)	4,806	$15,649
J Sainsbury plc - ADR	18,741	244,383
Tesco plc (a)(b)	46,000	130,131
Tesco plc - ADR	29,931	254,114
WM Morrison Supermarkets plc	29,374	87,205
WM Morrison Supermarkets plc - ADR	8,054	118,837
		850,319
FOOD PRODUCTS—0.2%
Associated British Foods plc (a)	11,454	435,467

HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
Smith & Nephew plc (a)	4,232	73,222
Smith & Nephew plc - ADR	24,332	851,863
		925,085
HOTELS, RESTAURANTS & LEISURE—0.6%
Compass Group plc (a)	2,160	46,571
Compass Group plc - ADR	45,261	993,705
Intercontinental Hotels Group plc (a)	9,114	578,830
		1,619,106
HOUSEHOLD PRODUCTS—0.7%
Reckitt Benckiser Group plc (a)	5,677	529,590
Reckitt Benckiser Group plc - ADR	70,985	1,349,425
		1,879,015
INSURANCE—0.7%
Aviva plc (a)	41,971	286,236
Aviva plc - ADR	22,486	309,857
Prudential plc - ADR	26,183	1,329,573
		1,925,666
MEDIA—0.8%
Pearson plc - ADR	52,078	511,406
RELX plc (a)	4,710	110,433
RELX plc - ADR	48,463	1,148,573
WPP plc - ADR	6,767	612,819
		2,383,231
MULTI-LINE RETAIL—0.2%
Marks & Spencer Group plc (a)	10,719	45,474
Marks & Spencer Group plc - ADR	25,759	217,148
Next plc (a)	3,908	238,173
		500,795
MULTI-UTILITIES—0.5%
National Grid plc	23,905	1,405,853

OIL, GAS & CONSUMABLE FUELS—0.1%
Tullow Oil plc (a)(b)	112,077	312,033
Tullow Oil plc - ADR	15,976	21,567
		333,600
PERSONAL PRODUCTS—0.8%
Unilever N.V. - NY Registry Shares - ADR	42,041	2,367,749

PHARMACEUTICALS—1.1%
AstraZeneca plc - ADR	48,500	1,682,950
GlaxoSmithKline plc - ADR	42,881	1,520,989
		3,203,939

PROFESSIONAL SERVICES—0.1%
Capita plc (a)	32,934	177,934

SOFTWARE—0.2%
Sage Group plc (a)	33,781	363,137
Sage Group plc - ADR	2,320	100,897
		464,034
SPECIALTY RETAIL—0.1%
Kingfisher plc - ADR	29,151	274,603

WATER UTILITIES—0.2%
Severn Trent plc (a)	10,914	317,996
United Utilities Group plc (a)	2,386	26,693
United Utilities Group plc - ADR	12,883	288,966
		633,655
WIRELESS TELECOMMUNICATION SERVICES—0.7%
Vodafone Group plc - ADR	58,711	1,872,881
TOTAL UNITED KINGDOM		29,426,969

UNITED STATES—2.1%
DIVERSIFIED CONSUMER SERVICES—0.2%
New Oriental Education & Technology Group, Inc. - ADR	7,334	689,396

HOTELS, RESTAURANTS & LEISURE—0.5%
Carnival plc - ADR	7,671	508,434
Yum China Holdings, Inc.	21,920	877,239
		1,385,673
INTERNET & DIRECT MARKETING RETAIL—0.4%
JD.com, Inc. - ADR (b)	25,659	1,062,796

IT SERVICES—0.2%
CGI Group, Inc. - Class A (b)	9,434	512,549

MEDIA—0.2%
Thomson Reuters Corp.	14,688	640,250

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.3%
STMicroelectronics NV - NY Registry Shares	37,925	828,282

TEXTILES, APPAREL & LUXURY GOODS—0.3%
Gildan Activewear, Inc.	25,642	828,237
TOTAL UNITED STATES		5,947,183
TOTAL COMMON STOCKS (COST $208,279,431)		279,910,002

RIGHTS—0.0% (c)
SPAIN—0.0% (c)
Repsol S.A. (Cost $0)	24,639	11,203

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2017

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE NOTES—0.8%
COMMUNITY DEVELOPMENT—0.8%
Calvert Social Investment Foundation, Inc. (d)	1.000%	06/15/18	$750,000	$750,000
Calvert Social Investment Foundation, Inc. (d)	1.000%	12/17/18	600,000	600,000
Calvert Social Investment Foundation, Inc. (d)	1.500%	06/17/19	500,000	500,000
Calvert Social Investment Foundation, Inc. (d)	1.500%	06/15/20	500,000	500,000
TOTAL CORPORATE NOTES (COST $2,350,000)				2,350,000

TOTAL INVESTMENTS (COST $210,629,431—Unrealized gain/loss $71,641,774)—99.4%				$282,271,205
Other Assets in Excess of Liabilities—0.6%				1,610,628
NET ASSETS—100.0%				$283,881,833

(a)	This security has been fair valued by the Pricing Committee under the guidelines established by the Board of Trustees (Note 2).
(b)	Non-income producing security.
(c)	Percentage rounds to less than 0.1%
(d)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.00%, 06/15/18	06/15/17	$750,000	$750,000	0.3%
Calvert Social Investment Foundation, Inc. 1.00%, 12/17/18	12/15/17	600,000	600,000	0.2%
Calvert Social Investment Foundation, Inc. 1.50%, 06/17/19	06/10/16	500,000	500,000	0.2%
Calvert Social Investment Foundation, Inc. 1.50%, 06/15/20	06/15/17	500,000	500,000	0.2%
		$2,350,000	$2,350,000	0.8%

ADR — American Depositary Receipt

plc — Public Liability Company

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Value Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited)

2017 was a banner year for U.S. large cap stock returns with the S&P 500 returning 21.82 percent, the second straight year of double digit positive returns and the largest since the 32.37 percent returns during 2013. Looking back on a chart of the S&P 500 for 2017 one sees a steady upward trend throughout the year. In terms of major asset classes, as well as U.S. large cap stocks performed, international stocks performed even better with returns approaching 30 percent. Commodities and bonds were on the other end of the spectrum with low single digits returns, and for the second straight year all major classes reported positive returns. Crude oil experienced another year of volatility as the price hit a high of $60.42 per barrel on the last day of the year, having started the year at $53.72 per barrel and dipping as low as $42.53 per barrel in mid-June.

In a review of sector breakouts for large cap stocks, energy (2016’s top performing sector) was the only sector with a negative return in 2017, down 1 percent. This is largely a result of dropping oil prices through the first half of the year with prices not fully recovering until late in the year. All other sectors had double digit positive returns led by technology with an astounding 38 percent gain, followed by basic materials with a 26 percent gain.

2017 saw a return to the growth style outperforming the value style after a one year hiatus. The S&P 500 Growth Index returned 27.43 percent, nearly doubling the S&P 500 Value Index return of 15.36 percent. Growth has outperformed value in four of the last five years.

In this environment, the Praxis Value Index Fund Class A Shares (Without Load) returned 16.31 percent, outperforming the 15.36 percent return of the benchmark (S&P 500 Value Index), and was remarkably close to its 16.13 percent return in 2016. The Praxis Value Index Fund Class I Shares returned 16.91 percent. Stock specific factors were once again the leading contributor to relative performance. Not owning General Electric (military weapons screen) was a big positive contributor to relative performance as GE tumbled by 43 percent during the year. The Praxis Value Index Fund (the “Fund”) underweight allocation to the energy sector was also a positive contributor to relative performance. Wells Fargo, a top member of the benchmark that was dropped mid-year when it was added to our exclusion list due to governance concerns, was a top detractor to relative performance. We continue to be pleased with the performance of the Fund, being able to incorporate our Values + ESG screens and deliver returns that parallel benchmark returns.

The annual mid-December reconstitution of the benchmark index and our routine updating of our Values + ESG screening list again caused some realignment of portfolio holdings near year end. This is always a good opportunity to fine tune our efforts to track benchmark returns.

Dale Snyder, CFA®
Praxis Value Index Fund Manager
Praxis Mutual Funds

The views expressed are those of the portfolio manager as of Dec. 31, 2017, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Value Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/07 to 12/31/17

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/07 to 12/31/17, and includes the reinvestment of dividends and capital gains.

			Average Annual Returns
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Ten Years Ended	Expense Ratio** Gross / Net
Praxis Value Index Fund
Class A *	5/1/01	10.21%	6.21%	12.11%	5.14%	0.94%	0.94%
Class A (Without Load)	5/1/01	16.31%	8.12%	13.32%	5.70%
Class I **	5/1/06	16.91%	8.66%	13.91%	6.30%	0.44%	0.44%
S&P 500 Value Index [1]		15.36%	9.47%	14.24%	6.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2017.

[1]	The S&P 500 Value Index represents the value companies (defined by book value to price ratio earnings to price ratio and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Value Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%
AEROSPACE & DEFENSE—0.2%
TransDigm Group, Inc.	1,320	$362,498

AIR FREIGHT & LOGISTICS—0.8%
FedEx Corp.	2,330	581,428
United Parcel Service, Inc. - Class B	7,830	932,945
		1,514,373
AIRLINES—0.5%
Delta Air Lines, Inc.	11,300	632,800
United Continental Holdings, Inc. (a)	4,230	285,102
		917,902
AUTO COMPONENTS—0.4%
Aptiv plc (a)	4,830	409,729
Goodyear Tire & Rubber Co. (The)	9,590	309,853
		719,582
AUTOMOBILES—0.6%
Ford Motor Co.	89,723	1,120,640

BANKS—12.5%
Bank of America Corp.	97,050	2,864,916
BB&T Corp.	25,054	1,245,685
Citigroup, Inc.	47,696	3,549,059
Citizens Financial Group, Inc.	11,030	463,039
Fifth Third Bancorp	19,490	591,327
Huntington Bancshares, Inc.	31,664	461,028
JPMorgan Chase & Co.	66,715	7,134,502
KeyCorp	30,658	618,372
M&T Bank Corp.	4,596	785,870
People's United Financial, Inc.	31,070	581,009
PNC Financial Services Group, Inc. (The)	12,861	1,855,714
Regions Financial Corp.	24,860	429,581
SunTrust Banks, Inc.	9,866	637,245
U.S. Bancorp	45,657	2,446,302
Zions Bancorp	5,120	260,249
		23,923,898
BEVERAGES—1.9%
Coca-Cola Co. (The)	43,200	1,982,016
PepsiCo, Inc.	14,219	1,705,142
		3,687,158
BIOTECHNOLOGY—1.3%
Alexion Pharmaceuticals, Inc. (a)	2,410	288,212
Amgen, Inc.	6,444	1,120,612
Biogen, Inc. (a)	1,360	433,255
Gilead Sciences, Inc.	10,230	732,877
		2,574,956
BUILDING PRODUCTS—0.5%
Johnson Controls International plc	27,497	1,047,911

CAPITAL MARKETS—3.4%
Bank of New York Mellon Corp. (The)	24,944	1,343,484
BlackRock, Inc.	992	509,600
Franklin Resources, Inc.	7,540	326,708
Goldman Sachs Group, Inc. (The)	6,567	1,673,009
Invesco Ltd.	9,712	354,877
Morgan Stanley	24,871	1,304,981

Northern Trust Corp.	3,977	397,263
State Street Corp.	6,240	609,086
		6,519,008
CHEMICALS—4.7%
Air Products & Chemicals, Inc.	4,847	795,296
DowDuPont, Inc.	68,153	4,853,856
Eastman Chemical Co.	3,520	326,093
Ecolab, Inc.	4,576	614,008
International Flavors & Fragrances, Inc.	1,480	225,863
LyondellBasell Industries NV - Class A	6,550	722,596
Mosaic Co. (The)	10,240	262,758
Praxair, Inc.	7,896	1,221,353
		9,021,823
COMMERCIAL SERVICES & SUPPLIES—0.8%
Republic Services, Inc.	9,250	625,392
Stericycle, Inc. (a)	3,920	266,521
Waste Management, Inc.	7,680	662,784
		1,554,697
COMMUNICATIONS EQUIPMENT—1.0%
Cisco Systems, Inc.	49,115	1,881,105

CONSUMER FINANCE—1.3%
American Express Co.	4,674	464,175
Capital One Financial Corp.	10,660	1,061,523
Discover Financial Services	6,670	513,056
Synchrony Financial	13,930	537,837
		2,576,591
CONTAINERS & PACKAGING—0.6%
Ball Corp.	12,508	473,428
International Paper Co.	5,781	334,951
WestRock Co.	4,550	287,605
		1,095,984
DISTRIBUTORS—0.3%
Genuine Parts Co.	5,340	507,353

DIVERSIFIED FINANCIAL SERVICES—0.3%
CME Group, Inc.	1,860	271,653
Leucadia National Corp.	8,360	221,456
		493,109
DIVERSIFIED TELECOMMUNICATION SERVICES—4.7%
AT&T, Inc.	115,851	4,504,287
CenturyLink, Inc.	23,288	388,444
Verizon Communications, Inc.	76,140	4,030,090
		8,922,821
ELECTRIC UTILITIES—4.3%
American Electric Power Co., Inc.	15,270	1,123,414
Duke Energy Corp.	23,444	1,971,875
Edison International	8,487	536,718
Eversource Energy	7,950	502,281
NextEra Energy, Inc.	6,925	1,081,616
PPL Corp.	28,101	869,726
Southern Co. (The)	30,761	1,479,296
Xcel Energy, Inc.	11,424	549,608
		8,114,534

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
ELECTRICAL EQUIPMENT—0.9%
Eaton Corp. plc	9,150	$722,941
Emerson Electric Co.	8,424	587,069
Rockwell Automation, Inc.	2,280	447,678
		1,757,688
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.1%
TE Connectivity Ltd.	3,066	291,393

ENERGY EQUIPMENT & SERVICES—2.1%
Baker Hughes, Inc.	17,830	564,141
National Oilwell Varco, Inc.	9,526	343,127
Schlumberger Ltd.	38,646	2,604,354
TechnipFMC plc	13,090	409,848
		3,921,470
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—1.6%
Boston Properties, Inc.	2,920	379,688
Crown Castle International Corp.	3,840	426,278
Equity Residential	5,230	333,517
Host Hotels & Resorts, Inc.	15,800	313,630
Iron Mountain, Inc.	5,070	191,291
Public Storage	1,620	338,580
SL Green Realty Corp.	2,780	280,586
Ventas, Inc.	6,840	410,468
Welltower, Inc.	7,480	477,000
		3,151,038
FOOD & STAPLES RETAILING—4.2%
Costco Wholesale Corp.	7,430	1,382,872
CVS Health Corp.	20,473	1,484,292
Kroger Co. (The)	16,464	451,937
Sysco Corp.	7,993	485,415
Walgreen Boots Alliance, Inc.	18,410	1,336,934
Wal-Mart Stores, Inc.	28,850	2,848,938
		7,990,388
FOOD PRODUCTS—2.7%
Conagra Brands, Inc.	6,540	246,362
General Mills, Inc.	15,974	947,099
Hormel Foods Corp.	10,080	366,811
J.M. Smucker Co. (The)	2,030	252,207
Kellogg Co.	10,489	713,042
Kraft Heinz Co. (The)	10,690	831,254
Mondelez International, Inc. - Class A	30,982	1,326,030
Tyson Foods, Inc. - Class A	5,830	472,638
		5,155,443
HEALTH CARE EQUIPMENT & SUPPLIES—2.2%
Abbott Laboratories	4,340	247,684
Baxter International, Inc.	6,002	387,969
Danaher Corp.	20,910	1,940,866
Dentsply Sirona, Inc.	4,770	314,009
Medtronic plc	17,180	1,387,285
		4,277,813
HEALTH CARE PROVIDERS & SERVICES—2.4%
Aetna, Inc.	3,750	676,462
AmerisourceBergen Corp.	2,260	207,513
Anthem, Inc.	2,850	641,279
Cardinal Health, Inc.	8,170	500,576
Express Scripts Holding Co. (a)	9,787	730,502
HCA Healthcare, Inc. (a)	2,520	221,357

HEALTH CARE PROVIDERS & SERVICES—2.4%, continued
Humana, Inc.	2,550	632,579
McKesson Corp.	3,974	619,745
UnitedHealth Group, Inc.	1,390	306,439
		4,536,452
HOTELS, RESTAURANTS & LEISURE—1.1%
Carnival Corp.	5,563	369,216
McDonald's Corp.	3,440	592,093
Starbucks Corp.	12,890	740,273
Yum! Brands, Inc.	4,510	368,061
		2,069,643
HOUSEHOLD DURABLES—0.6%
Leggett & Platt, Inc.	7,280	347,475
Newell Brands, Inc.	14,660	452,994
Whirlpool Corp.	1,752	295,457
		1,095,926
HOUSEHOLD PRODUCTS—1.7%
Colgate-Palmolive Co.	6,578	496,310
Kimberly-Clark Corp.	2,070	249,766
Procter & Gamble Co. (The)	28,046	2,576,867
		3,322,943
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.1%
AES Corp.	11,694	126,646

INDUSTRIAL CONGLOMERATES—0.1%
Roper Technologies, Inc.	1,100	284,900

INSURANCE—7.0%
Aflac, Inc.	10,990	964,702
Allstate Corp. (The)	8,399	879,459
American International Group, Inc.	24,607	1,466,085
Aon plc	2,137	286,358
Brighthouse Financial, Inc. (a)	5,673	332,665
Chubb Corp.	16,097	2,352,256
Cincinnati Financial Corp.	3,262	244,552
Everest Re Group Ltd.	2,020	446,945
Hartford Financial Services Group, Inc. (The)	9,080	511,022
Lincoln National Corp.	4,220	324,391
Loews Corp.	6,010	300,680
Marsh & McLennan Cos., Inc.	6,280	511,129
MetLife, Inc.	24,023	1,214,603
Principal Financial Group, Inc.	3,860	272,362
Prudential Financial, Inc.	10,620	1,221,088
Travelers Cos., Inc. (The)	8,053	1,092,309
Unum Group	5,160	283,233
Willis Towers Watson plc	2,350	354,122
XL Group Ltd.	8,980	315,737
		13,373,698
INTERNET SOFTWARE & SERVICES—0.2%
Alphabet, Inc. - Class C (a)	300	313,920

IT SERVICES—2.5%
Accenture plc - Class A	7,630	1,168,077
DXC Technology Co.	2,460	233,454
International Business Machines Corp.	16,252	2,493,382
MasterCard, Inc. - Class A	1,890	286,070
Paychex, Inc.	3,684	250,807
Visa, Inc. - Class A	3,120	355,742
		4,787,532

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
LIFE SCIENCES TOOLS & SERVICES—0.5%
IQVIA Holdings Inc. (a)	2,740	$268,246
Thermo Fisher Scientific, Inc.	3,914	743,190
		1,011,436
MACHINERY—2.1%
Deere & Co.	4,267	667,828
Dover Corp.	3,223	325,491
Flowserve Corp.	4,210	177,367
Illinois Tool Works, Inc.	5,855	976,907
Ingersoll-Rand plc	5,415	482,964
PACCAR, Inc.	6,906	490,878
Parker-Hannifin Corp.	1,567	312,742
Pentair plc	4,480	316,377
Stanley Black & Decker, Inc.	1,530	259,626
		4,010,180
MEDIA—3.4%
Comcast Corp. - Class A	42,100	1,686,105
Omnicom Group, Inc.	6,179	450,017
Time Warner, Inc.	13,400	1,225,698
Twenty-First Century Fox, Inc. - Class B	28,250	963,890
Viacom, Inc. - Class B	11,130	342,915
Walt Disney Co. (The)	16,247	1,746,715
		6,415,340
METALS & MINING—0.6%
Newmont Mining Corp.	13,830	518,901
Nucor Corp.	8,860	563,319
		1,082,220
MULTI-LINE RETAIL—0.5%
Macy's, Inc.	8,583	216,206
Target Corp.	11,126	725,971
		942,177
MULTI-UTILITIES—1.3%
Ameren Corp.	5,570	328,574
Consolidated Edison, Inc.	7,361	625,317
DTE Energy Co.	3,580	391,867
NiSource, Inc.	13,870	356,043
Sempra Energy	5,733	612,973
WEC Energy Group, Inc.	2,940	195,304
		2,510,078
OIL, GAS & CONSUMABLE FUELS—7.9%
Anadarko Petroleum Corp.	10,690	573,412
Andeavor	2,800	320,152
Apache Corp.	12,418	524,288
ConocoPhillips	36,827	2,021,434
Devon Energy Corp.	12,570	520,398
EOG Resources, Inc.	10,870	1,172,982
EQT Corp.	5,638	320,915
Hess Corp.	13,200	626,604
Kinder Morgan, Inc.	42,891	775,040
Marathon Oil Corp.	25,286	428,092
Marathon Petroleum Corp.	8,216	542,092
Noble Energy, Inc.	17,398	506,978
Occidental Petroleum Corp.	38,870	2,863,164
ONEOK, Inc.	9,005	481,317
Phillips 66	11,270	1,139,960
Pioneer Natural Resources Co.	4,290	741,526
Valero Energy Corp.	10,030	921,857
Williams Cos., Inc. (The)	16,591	505,860
		14,986,071
PHARMACEUTICALS—4.5%
AbbVie, Inc.	3,278	317,016
Bristol-Myers Squibb Co.	12,669	776,356
Eli Lilly & Co.	10,287	868,840
Johnson & Johnson	26,631	3,720,883
Merck & Co., Inc.	37,641	2,118,059
Mylan NV (a)	10,220	432,408
Perrigo Co. plc	3,340	291,115
		8,524,677
PROFESSIONAL SERVICES—0.4%
IHS Markit Ltd. (a)	6,530	294,830
Nielsen Holdings plc	11,010	400,764
		695,594
REAL ESTATE INVESTMENT TRUSTS (REITS)—0.6%
HCP, Inc.	8,647	225,514
Simon Property Group, Inc.	3,089	530,505
Weyerhaeuser Co.	11,149	393,113
		1,149,132
ROAD & RAIL—0.8%
Norfolk Southern Corp.	3,145	455,711
Union Pacific Corp.	7,360	986,976
		1,442,687
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.8%
Intel Corp.	41,038	1,894,314
QUALCOMM, Inc.	17,900	1,145,958
Texas Instruments, Inc.	3,000	313,320
		3,353,592
SOFTWARE—1.0%
CA, Inc.	7,512	249,999
Microsoft Corp.	3,090	264,319
Oracle Corp.	31,632	1,495,561
		2,009,879
SPECIALTY RETAIL—1.3%
AutoZone, Inc. (a)	420	298,776
Best Buy Co., Inc.	4,590	314,277
Home Depot, Inc. (The)	1,142	216,443
L Brands, Inc.	6,060	364,933
Lowe's Cos., Inc.	6,060	563,216
O'Reilly Automotive, Inc. (a)	1,080	259,783
TJX Companies, Inc. (The)	6,860	524,516
		2,541,944
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.7%
Apple, Inc.	1,610	272,460
HP, Inc.	23,630	496,466
Seagate Technology plc	4,910	205,435
Western Digital Corp.	4,475	355,897
		1,330,258
TEXTILES, APPAREL & LUXURY GOODS—0.6%
NIKE, Inc. - Class B	8,580	536,679
PVH Corp.	1,810	248,350
VF Corp.	5,110	378,140
		1,163,169

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.0%, continued
TRADING COMPANIES & DISTRIBUTORS—0.2%
W.W. Grainger, Inc.	1,440	$340,200

WATER UTILITIES—0.2%
American Water Works Co., Inc.	3,640	333,024
TOTAL COMMON STOCKS (COST $144,128,353)		186,854,494

RIGHTS—0.0% (b)
Safeway, Inc. (Casa Ley subsidiary), expiring 01/30/18 (Cost $—)	6,607	6,706

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE NOTES—0.8%
COMMUNITY DEVELOPMENT—0.8%
Calvert Social Investment Foundation, Inc. (c)	1.000%	06/15/18	$300,000	$300,000
Calvert Social Investment Foundation, Inc. (c)	1.000%	12/17/18	750,000	750,000
Calvert Social Investment Foundation, Inc. (c)	1.500%	06/17/19	260,000	260,000
Calvert Social Investment Foundation, Inc. (c)	1.500%	06/15/20	250,000	250,000
TOTAL CORPORATE NOTES (COST $1,560,000)				1,560,000

TOTAL INVESTMENTS (COST $145,688,353—Unrealized gain/loss $42,732,847)—98.8%				$188,421,200
Other Assets in Excess of Liabilities—1.2%				2,226,974
NET ASSETS—100.0%				$190,648,174

(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.00%, 06/15/18	06/15/17	$300,000	$300,000	0.2%
Calvert Social Investment Foundation, Inc. 1.00%, 12/17/18	12/15/17	750,000	750,000	0.4%
Calvert Social Investment Foundation, Inc. 1.50%, 06/17/19	06/10/16	260,000	260,000	0.1%
Calvert Social Investment Foundation, Inc. 1.50%, 06/15/20	06/15/17	250,000	250,000	0.1%
		$1,560,000	$1,560,000	0.8%

plc —Public Liability Company

See accompanying notes to financial statements.

Praxis Growth Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited)

2017 was a banner year for U.S. large cap stock returns with the S&P 500 returning 21.82 percent, the second straight year of double digit positive returns and the largest since the 32.37 percent returns during 2013. Looking back on a chart of the S&P 500 for 2017 one sees a steady upward trend throughout the year. In terms of major asset classes, as well as U.S. large cap stocks performed, international stocks performed even better with returns approaching 30 percent. Commodities and bonds were on the other end of the spectrum with low single digits returns, and for the second straight year all major classes reported positive returns. Crude oil experienced another year of volatility as the price hit a high of $60.42 per barrel on the last day of the year, having started the year at $53.72 per barrel and dipping as low as $42.53 per barrel in mid-June.

In a review of sector breakouts for large cap stocks, energy (2016’s top performing sector) was the only sector with a negative return in 2017, down 1 percent. This is largely a result of dropping oil prices through the first half of the year with prices not fully recovering until late in the year. All other sectors had double digit positive returns led by technology with an astounding 38 percent gain, followed by basic materials with a 26 percent gain.

2017 saw a return to the growth style outperforming the value style after a one year hiatus. The S&P 500 Growth Index returned 27.43 percent, nearly doubling the S&P 500 Value Index return of 15.36 percent. Growth has outperformed value in four of the last five years.

In this environment, the Praxis Growth Index Fund Class A Shares (Without Load) returned 26.28 percent, underperforming the 27.43 percent return of the benchmark (S&P 500 Growth Index), but outdistancing nearly 4 times the 6.89 percent return in 2016. The Praxis Growth Index Fund Class I Shares returned 26.78 percent. Fundamental factors (versus stock specific factors) were once again the leading contributors to relative performance, specifically underweight allocations to the tobacco and aerospace industries. On the stock specific side, not owning General Electric (military weapons screen) was a positive contributor to relative performance as GE tumbled by 43 percent during the year. We continue to be pleased with the performance of the Praxis Growth Index Fund, being able to incorporate our Values + ESG screens and deliver returns that parallel benchmark returns, especially in years of large gains.

The annual mid-December reconstitution of the benchmark index and our routine updating of our Values + ESG screening list again caused some realignment of portfolio holdings near year end. This is always a good opportunity to fine tune our efforts to track benchmark returns.

Dale Snyder, CFA®
Praxis Growth Index Fund Manager
Praxis Mutual Funds

The views expressed are those of the portfolio manager as of Dec. 31, 2017, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Growth Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/07 to 12/31/17

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/07 to 12/31/17, and includes the reinvestment of dividends and capital gains.

			Average Annual Returns
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Ten Years Ended	Expense Ratio** Gross / Net
Praxis Growth Index Fund
Class A *	5/1/07	19.67%	9.95%	14.89%	8.49%	0.86%	0.86%
Class A (Without Load)	5/1/07	26.28%	11.95%	16.13%	9.08%
Class I **	5/1/07	26.78%	12.41%	16.61%	9.55%	0.44%	0.44%
S&P 500 Growth Index [1]		27.43%	12.86%	17.00%	9.99%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2017.

[1]	The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings charge to price and momentum) of the S&P 500 Index, a universe of large capitalization companies in the US equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Growth Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.4%
AEROSPACE & DEFENSE—0.2%
TransDigm Group, Inc.	2,119	$581,920

AIR FREIGHT & LOGISTICS—0.7%
FedEx Corp.	3,068	765,589
United Parcel Service, Inc. - Class B	9,578	1,141,218
		1,906,807
AIRLINES—0.2%
Southwest Airlines Co.	8,000	523,600

AUTOMOBILES—0.1%
Harley-Davidson, Inc.	4,411	224,432

BANKS—1.8%
Bank of America Corp.	100,541	2,967,970
Citizens Financial Group, Inc.	6,337	266,027
Comerica, Inc.	4,494	390,124
JPMorgan Chase & Co.	4,809	514,275
PNC Financial Services Group, Inc. (The)	2,433	351,058
U.S. Bancorp	4,745	254,237
		4,743,691
BEVERAGES—2.1%
Coca-Cola Co. (The)	46,914	2,152,414
Dr Pepper Snapple Group, Inc.	3,253	315,736
Monster Beverage Corp. (a)	8,550	541,130
PepsiCo, Inc.	20,153	2,416,748
		5,426,028
BIOTECHNOLOGY—3.4%
Alexion Pharmaceuticals, Inc. (a)	4,425	529,186
Amgen, Inc.	10,935	1,901,596
Biogen, Inc. (a)	3,308	1,053,830
Celgene Corp. (a)	19,103	1,993,589
Gilead Sciences, Inc.	20,291	1,453,647
Incyte Corp. (a)	4,067	385,186
Regeneron Pharmaceuticals, Inc. (a)	1,737	653,042
Vertex Pharmaceuticals, Inc. (a)	5,884	881,776
		8,851,852
BUILDING PRODUCTS—0.5%
Allegion plc	6,005	477,758
Johnson Controls International plc	12,325	469,705
Masco Corp.	6,250	274,625
		1,222,088
CAPITAL MARKETS—1.8%
Ameriprise Financial, Inc.	2,290	388,086
BlackRock, Inc.	2,081	1,069,031
Charles Schwab Corp. (The)	25,758	1,323,188
Moody's Corp.	3,611	533,020
S&P Global, Inc.	5,128	868,683
T. Rowe Price Group, Inc.	4,600	482,678
		4,664,686
CHEMICALS—1.9%
Air Products & Chemicals, Inc.	2,486	407,903
Albemarle Corp.	3,093	395,564
DowDuPont, Inc.	10,043	715,262
Ecolab, Inc.	5,322	714,106
International Flavors & Fragrances, Inc.	3,158	481,942
Praxair, Inc.	8,079	1,249,660
Sherwin-Williams Co. (The)	2,170	889,787
		4,854,224
COMMERCIAL SERVICES & SUPPLIES—1.0%
Cintas Corp.	1,634	254,626
Republic Services, Inc.	10,213	690,501
Waste Management, Inc.	18,252	1,575,148
		2,520,275
COMMUNICATIONS EQUIPMENT—0.8%
Cisco Systems, Inc.	50,169	1,921,473
Juniper Networks, Inc.	8,206	233,871
		2,155,344
CONSTRUCTION MATERIALS—0.1%
Martin Marietta Materials, Inc.	1,616	357,201

CONSUMER FINANCE—0.4%
American Express Co.	10,373	1,030,143

CONTAINERS & PACKAGING—0.4%
Avery Dennison Corp.	2,529	290,481
Ball Corp.	7,143	270,363
International Paper Co.	6,608	382,867
		943,711
DISTRIBUTORS—0.1%
Genuine Parts Co.	2,808	266,788

DIVERSIFIED FINANCIAL SERVICES—0.8%
Cboe Global Markets, Inc.	2,370	295,279
CME Group, Inc.	5,703	832,923
Intercontinental Exchange, Inc.	13,888	979,937
		2,108,139
DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
AT&T, Inc.	7,872	306,063
Verizon Communications, Inc.	6,444	341,081
		647,144
ELECTRIC UTILITIES—0.4%
NextEra Energy, Inc.	5,360	837,178
Southern Co. (The)	4,987	239,825
		1,077,003
ELECTRICAL EQUIPMENT—0.7%
AMETEK, Inc.	5,587	404,890
Emerson Electric Co.	6,649	463,369
Rockwell Automation, Inc.	5,260	1,032,801
		1,901,060
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.7%
Amphenol Corp. - Class A	7,167	629,263
Corning, Inc.	20,828	666,288
TE Connectivity Ltd.	5,385	511,790
		1,807,341
ENERGY EQUIPMENT & SERVICES—0.1%
Baker Hughes, Inc.	5,892	186,423

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—3.2%
American Tower Corp. - Class A	12,382	1,766,540
AvalonBay Communities, Inc.	2,316	413,198
Boston Properties, Inc.	2,027	263,571

 See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.4%, continued
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—3.2%, continued
Crown Castle International Corp.	7,128	$791,279
Digital Realty Trust, Inc.	4,316	491,592
Equinix, Inc.	1,753	794,495
Essex Property Trust, Inc.	1,031	248,852
Extra Space Storage, Inc.	2,966	259,377
GGP, Inc.	12,536	293,217
Iron Mountain, Inc.	8,187	308,895
Prologis, Inc.	13,062	842,630
Public Storage	2,206	461,054
Simon Property Group, Inc.	5,204	893,735
UDR, Inc.	10,721	412,973
		8,241,408
FOOD & STAPLES RETAILING—0.2%
Wal-Mart Stores, Inc.	5,256	519,030

FOOD PRODUCTS—0.3%
Campbell Soup Co.	4,561	219,430
General Mills, Inc.	5,481	324,968
Mondelez International, Inc. - Class A	4,117	176,208
		720,606
HEALTH CARE EQUIPMENT & SUPPLIES—4.3%
Abbott Laboratories	44,381	2,532,824
Align Technology, Inc. (a)	1,431	317,954
Baxter International, Inc.	7,430	480,275
Becton, Dickinson and Co.	8,031	1,719,184
Boston Scientific Corp. (a)	28,192	698,880
Cooper Cos., Inc. (The)	1,161	252,959
Danaher Corp.	4,771	442,844
Edwards Lifesciences Corp. (a)	4,070	458,730
Hologic, Inc. (a)	6,559	280,397
IDEXX Laboratories, Inc. (a)	2,060	322,143
Intuitive Surgical, Inc. (a)	2,661	971,105
Medtronic plc	14,731	1,189,528
ResMed, Inc.	3,458	292,858
Stryker Corp.	8,340	1,291,365
		11,251,046
HEALTH CARE PROVIDERS & SERVICES—3.1%
Aetna, Inc.	3,898	703,160
AmerisourceBergen Corp.	2,297	210,910
Anthem, Inc.	3,101	697,756
Centene Corp. (a)	4,602	464,250
Cigna Corp.	5,474	1,111,715
HCA Healthcare, Inc. (a)	1,890	166,018
UnitedHealth Group, Inc.	21,794	4,804,705
		8,158,514
HEALTH CARE TECHNOLOGY—0.1%
Cerner Corp. (a)	4,487	302,379

HOTELS, RESTAURANTS & LEISURE—2.8%
Carnival Corp.	4,611	306,032
Chipotle Mexican Grill, Inc. (a)	778	224,865
Marriott International, Inc.	8,558	1,161,578
McDonald's Corp.	19,012	3,272,346
Royal Caribbean Cruises Ltd.	2,560	305,357
Starbucks Corp.	22,982	1,319,856
Wyndham Worldwide Corp.	4,075	472,170
Yum! Brands, Inc.	3,561	290,613
		7,352,817
HOUSEHOLD DURABLES—0.3%
D.R. Horton, Inc.	5,104	260,661
Mohawk Industries, Inc. (a)	1,064	293,558
Newell Brands, Inc.	5,836	180,332
		734,551
HOUSEHOLD PRODUCTS—1.5%
Church & Dwight Co., Inc.	4,462	223,858
Clorox Co. (The)	2,852	424,206
Colgate-Palmolive Co.	10,399	784,605
Kimberly-Clark Corp.	3,801	458,629
Procter & Gamble Co. (The)	21,860	2,008,497
		3,899,795
INDUSTRIAL CONGLOMERATES—0.3%
Roper Technologies, Inc.	2,829	732,711

INSURANCE—1.8%
Aflac, Inc.	4,154	364,638
Allstate Corp. (The)	6,014	629,726
Aon plc	4,556	610,504
Arthur J. Gallagher & Co.	4,367	276,344
Chubb Corp.	2,780	406,241
Marsh & McLennan Cos., Inc.	9,036	735,440
Principal Financial Group, Inc.	3,731	263,259
Progressive Corp. (The)	17,816	1,003,397
Torchmark Corp.	2,891	262,243
Willis Towers Watson plc	1,674	252,255
		4,804,047
INTERNET & DIRECT MARKETING RETAIL—5.5%
Amazon.com, Inc. (a)	8,814	10,307,709
Expedia, Inc.	2,852	341,584
Netflix, Inc. (a)	9,792	1,879,672
Priceline Group, Inc. (The)(a)	1,030	1,789,872
		14,318,837
INTERNET SOFTWARE & SERVICES—9.7%
Akamai Technologies, Inc. (a)	5,069	329,688
Alphabet, Inc. - Class A (a)	4,235	4,461,149
Alphabet, Inc. - Class C (a)	9,521	9,962,774
eBay, Inc. (a)	20,473	772,651
Facebook, Inc. - Class A (a)	52,985	9,349,733
VeriSign, Inc. (a)	2,251	257,605
		25,133,600
IT SERVICES—6.0%
Accenture plc - Class A	9,729	1,489,413
Automatic Data Processing, Inc.	11,168	1,308,778
Cognizant Technology Solutions Corp. - Class A	12,602	894,994
DXC Technology Co.	2,990	283,751
Fidelity National Information Services, Inc.	4,435	417,289
Fiserv, Inc. (a)	4,410	578,283
Gartner, Inc. - Class A (a)	2,140	263,541
MasterCard, Inc. - Class A	21,816	3,302,070
Paychex, Inc.	6,525	444,222
PayPal Holdings, Inc. (a)	22,292	1,641,137
Total System Services, Inc.	3,608	285,357

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.4%, continued
IT SERVICES—6.0%, continued
Visa, Inc. - Class A	41,463	$4,727,611
		15,636,446
LEISURE PRODUCTS—0.2%
Hasbro, Inc.	4,868	442,452

LIFE SCIENCES TOOLS & SERVICES—1.3%
Agilent Technologies, Inc.	5,785	387,421
Illumina, Inc. (a)	3,249	709,874
Mettler-Toledo International, Inc. (a)	600	371,712
Thermo Fisher Scientific, Inc.	7,715	1,464,924
Waters Corp. (a)	1,646	317,991
		3,251,922
MACHINERY—1.7%
Deere & Co.	4,488	702,417
Dover Corp.	5,463	551,708
Illinois Tool Works, Inc.	9,594	1,600,759
Ingersoll-Rand plc	2,987	266,411
Parker-Hannifin Corp.	2,881	574,990
Stanley Black & Decker, Inc.	2,002	339,719
Xylem, Inc.	6,063	413,497
		4,449,501
MEDIA—2.4%
CBS Corp. - Class B	4,421	260,839
Charter Communications, Inc. - Class A (a)	4,569	1,535,001
Comcast Corp. - Class A	53,081	2,125,894
Omnicom Group, Inc.	6,116	445,429
Walt Disney Co. (The)	17,022	1,830,035
		6,197,198
METALS & MINING—0.1%
Nucor Corp.	4,570	290,561

MULTI-LINE RETAIL—0.2%
Dollar Tree, Inc. (a)	3,886	417,007

OIL, GAS & CONSUMABLE FUELS—0.5%
Apache Corp.	5,088	214,815
ConocoPhillips	2,278	125,039
EQT Corp.	8,107	461,451
ONEOK, Inc.	5,111	273,183
Williams Cos., Inc. (The)	4,298	131,046
		1,205,534
PERSONAL PRODUCTS—0.2%
Estee Lauder Cos., Inc. (The) - Class A	4,590	584,032

PHARMACEUTICALS—5.5%
AbbVie, Inc.	39,364	3,806,892
Bristol-Myers Squibb Co.	24,259	1,486,592
Eli Lilly & Co.	16,118	1,361,326
Johnson & Johnson	35,751	4,995,130
Merck & Co., Inc.	27,335	1,538,140
Zoetis, Inc.	14,643	1,054,882
		14,242,962
PROFESSIONAL SERVICES—0.4%
Equifax, Inc.	2,173	256,240
Nielsen Holdings plc	10,461	380,780
Verisk Analytics, Inc. (a)	3,035	291,360
		928,380
ROAD & RAIL—1.0%
CSX Corp.	19,508	1,073,135
Norfolk Southern Corp.	2,628	380,797
Union Pacific Corp.	9,348	1,253,567
		2,707,499
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.4%
Analog Devices, Inc.	10,101	899,292
Applied Materials, Inc.	24,367	1,245,641
Broadcom Ltd.	9,079	2,332,395
Intel Corp.	61,671	2,846,733
KLA-Tencor Corp.	4,512	474,076
Lam Research Corp.	3,383	622,709
Microchip Technology, Inc.	7,002	615,336
Micron Technology, Inc. (a)	24,852	1,021,914
NVIDIA Corp.	13,886	2,686,941
QUALCOMM, Inc.	11,434	732,005
Skyworks Solutions, Inc.	3,010	285,799
Texas Instruments, Inc.	24,773	2,587,292
Xilinx, Inc.	4,619	311,413
		16,661,546
SOFTWARE—9.5%
Activision Blizzard, Inc.	14,771	935,300
Adobe Systems, Inc. (a)	10,776	1,888,386
ANSYS, Inc. (a)	1,778	262,415
Autodesk, Inc. (a)	4,626	484,943
Citrix Systems, Inc. (a)	3,452	303,776
Electronic Arts, Inc. (a)	7,552	793,413
Intuit, Inc.	5,164	814,776
Microsoft Corp.	172,600	14,764,204
Oracle Corp.	35,196	1,664,067
Red Hat, Inc. (a)	3,789	455,059
salesforce.com, Inc. (a)	15,569	1,591,619
Symantec Corp.	13,164	369,382
Synopsys, Inc. (a)	2,920	248,901
		24,576,241
SPECIALTY RETAIL—3.1%
Home Depot, Inc. (The)	27,779	5,264,954
Lowe's Cos., Inc.	15,097	1,403,115
O'Reilly Automotive, Inc. (a)	1,115	268,202
Ross Stores, Inc.	6,132	492,093
TJX Cos., Inc. (The)	3,533	270,133
Ulta Beauty, Inc. (a)	1,400	313,124
		8,011,621
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—7.6%
Apple, Inc.	114,170	19,320,989
NetApp, Inc.	5,407	299,115
		19,620,104
TEXTILES, APPAREL & LUXURY GOODS—0.6%
NIKE, Inc. - Class B	20,716	1,295,786
VF Corp.	4,295	317,830
		1,613,616
TRADING COMPANIES & DISTRIBUTORS—0.2%
Fastenal Co.	8,032	439,270
TOTAL COMMON STOCKS (COST $150,392,119)		255,445,133

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2017

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE NOTES—0.8%
COMMUNITY DEVELOPMENT—0.8%
Calvert Social Investment Foundation, Inc. (b)	1.000%	06/15/18	$650,000	$650,000
Calvert Social Investment Foundation, Inc. (b)	1.000%	12/17/18	175,000	175,000
Calvert Social Investment Foundation, Inc. (b)	1.500%	06/17/19	800,000	800,000
Calvert Social Investment Foundation, Inc. (b)	1.500%	06/15/20	475,000	475,000
TOTAL CORPORATE NOTES (COST $2,100,000)				2,100,000

TOTAL INVESTMENTS (COST $152,492,119—Unrealized gain/loss $105,053,014)—99.2%				$257,545,133
Other Assets in Excess of Liabilities—0.8%				1,951,814
NET ASSETS—100.0%				$259,496,947

(a)	Non-income producing security.
(b)	Restricted and illiquid securities not registered under the Securities Act of 1933 were as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.00%, 06/15/18	06/15/17	$650,000	$650,000	0.3%
Calvert Social Investment Foundation, Inc. 1.00%, 12/17/18	12/15/17	175,000	175,000	0.1%
Calvert Social Investment Foundation, Inc. 1.50%, 06/17/19	06/10/16	800,000	800,000	0.3%
Calvert Social Investment Foundation, Inc. 1.50%, 06/15/20	06/15/17	475,000	475,000	0.2%
		$2,100,000	$2,100,000	0.8%

plc —Public Liability Company

See accompanying notes to financial statements.

Praxis Small Cap Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited)

2017 was a good year for U.S. Small Cap stock returns with the S&P SmallCap 600 Index (the “Index”) returning 13.23 percent. In terms of major asset classes, in 2017 international stocks were the best performers with returns approaching 30 percent while commodities and bonds were on the other end of the spectrum with low single digit returns. For the second straight year all major asset classes reported positive returns. The U.S. Small Cap return was about half of the 26.56 percent return experienced in 2016 when U.S. Small Cap stocks were the top performing major asset class. The Index for 2017 traded in a range for most of the first three quarters of the year before breaking out in September and again in November to reach the highs for the year. Crude oil experienced another year of volatility as the price hit a high of $60.42 per barrel on the last day of the year, having started the year at $53.72 per barrel and dipping as low as $42.53 per barrel in mid-June.

In a review of sector breakouts for small cap stocks, energy was the only sector with a negative return in 2017. This is largely a result of dropping oil prices through the first half of the year with prices not fully recovering until late in the year. Most other sectors had double digit positive returns led by consumer, non-cyclical.

In this environment, the Praxis Small Cap Index Fund Class A Shares (Without Load) returned 10.70 percent, underperforming the 13.23 percent return of the benchmark (S&P SmallCap 600 Index). The Praxis Small Cap Index Fund Class I shares returned 11.22 percent. Stock specific factors were the leading contributor to relative performance as annual stock returns can vary widely in the small cap space, with stocks often being acquired or “graduating” out of the small cap universe. Several gaming stocks (gambling screen) were detractors to relative performance as they had banner years. A positive contributor to relative performance was the allocation (underweight) to basic materials and energy.

2017 is the inaugural year of managing the Praxis Small Cap Index Fund (the “Fund”) as an index fund, utilizing the same methodology and processes we use to manage our Growth Index and Value Index funds. The transition involved moving to a fund with approximately 450 holdings from one with approximately 70 holdings and a change of benchmarks to the S&P SmallCap 600 Index from the Russell 2000 Index. This transition occurred during a strong move higher in the stock market and that timing had a negative impact on relative performance. While the Fund’s performance during the initial transition period did not meet our expectations, we are pleased with the performance once the transition was completed, and look forward to continuing to be able to incorporate our Values + ESG screens and still deliver returns that closely track benchmark returns.

Dale Snyder, CFA®
Praxis Value Index Fund Manager
Praxis Mutual Funds

The views expressed are those of the portfolio manager as of Dec. 31, 2017, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Small Cap Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/07 to 12/31/17

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/07 to 12/31/17, and includes the reinvestment of dividends and capital gains.

			Average Annual Returns
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Ten Years Ended	Expense Ratio** Gross / Net
Praxis Small Cap Index Fund
Class A *	5/1/07	4.84%	2.69%	6.94%	5.39%	1.21%	1.12%
Class A (Without Load)	5/1/07	10.70%	4.57%	8.10%	5.96%
Class I	5/1/07	11.22%	5.17%	8.76%	6.52%	0.45%	0.45%
S&P SmallCap 600 Index [1]		13.23%	12.00%	15.99%	10.43%
Russell 2000 Index [2]		14.63%	9.94%	14.11%	8.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

The returns include the Fund’s performance when the Fund’s portfolio was managed by a sub-adviser and pursued a different investment strategy prior to January 1, 2017.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2017. Contractual fee waivers are in effect from May 1, 2017 through April 30, 2018 for Class A.

[1]	The S&P SmallCap 600 Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure they are liquid and financially viable.

[2]	The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest of the 3,000 largest stocks. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. You cannot invest directly in an index. Prior to January 1, 2017 the Russell 2000 Index served as the Fund’s primary Index. The primary Index was changed due to the change in investment strategy of the Fund.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Small Cap Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.4%
AEROSPACE & DEFENSE—0.3%
Axon Enterprise, Inc. (a)	3,650	$96,725
Engility Holdings, Inc. (a)	2,850	80,854
		177,579
AIR FREIGHT & LOGISTICS—0.8%
Echo Global Logistics, Inc. (a)	4,470	125,160
Forward Air Corp.	3,800	218,272
Hub Group, Inc. - Class A (a)	2,260	108,254
		451,686
AUTO COMPONENTS—1.3%
American Axle & Manufacturing Holdings, Inc. (a)	5,900	100,477
Cooper-Standard Holdings, Inc. (a)	1,190	145,775
Dorman Products, Inc. (a)	2,250	137,565
Fox Factory Holding Corp. (a)	3,770	146,464
Gentherm, Inc. (a)	2,520	80,010
Standard Motor Products, Inc.	1,500	67,365
		677,656
AUTOMOBILES—0.8%
LCI Industries	1,700	221,000
Winnebago Industries, Inc.	3,730	207,388
		428,388
BANKS—7.5%
Ameris Bancorp	2,470	119,054
Banc of California, Inc.	4,200	86,730
Banner Corp.	1,960	108,035
Boston Private Financial Holdings, Inc.	14,160	218,772
Central Pacific Financial Corp.	2,270	67,714
City Holding Co.	1,460	98,506
Columbia Banking System, Inc.	3,710	161,162
Community Bank System, Inc.	2,710	145,663
Customers Bancorp, Inc. (a)	2,090	54,319
CVB Financial Corp.	6,370	150,077
Fidelity Southern Corp.	2,160	47,088
First BanCorp. (a)	18,890	96,339
First Commonwealth Financial Corp.	5,600	80,192
First Financial Bancorp	4,940	130,169
First Financial Bankshares, Inc.	4,410	198,671
First Midwest Bancorp, Inc.	5,580	133,976
Glacier Bancorp, Inc.	5,010	197,344
Great Western Bancorp, Inc.	3,870	154,026
Hanmi Financial Corp.	2,240	67,984
Hope Bancorp, Inc.	8,360	152,570
Independent Bank Corp. (Massachusetts)	1,730	120,841
LegacyTexas Financial Group, Inc.	3,040	128,318
NBT Bancorp, Inc.	2,980	109,664
OFG Bancorp	11,240	105,656
Old National Bancorp	9,310	162,459
Opus Bank (a)	1,980	54,054
S&T Bancorp, Inc.	2,180	86,786
ServisFirst Bancshares, Inc.	6,230	258,545
Simmons First National Corp. - Class A	1,970	112,487
Southside Bancshares, Inc.	2,307	77,700
Tompkins Financial Corp.	920	74,842
United Community Banks, Inc.	4,800	135,072
Westamerica Bancorp.	1,670	99,448
		3,994,263
BEVERAGES—0.3%
Coca-Cola Bottling Co. Consolidated	780	167,903

BIOTECHNOLOGY—2.0%
Acorda Therapeutics, Inc. (a)	3,480	74,646
AMAG Pharmaceuticals, Inc. (a)	2,360	31,270
Cytokinetics, Inc. (a)	3,340	27,221
Eagle Pharmaceuticals, Inc. (a)	1,210	64,638
Emergent BioSolutions, Inc. (a)	3,960	184,021
Enanta Pharmaceuticals, Inc. (a)	1,630	95,649
Ligand Pharmaceuticals, Inc. - Class B (a)	1,270	173,901
MiMedx Group, Inc. (a)	6,580	82,974
Momenta Pharmaceuticals, Inc. (a)	4,620	64,449
Progenics Pharmaceuticals, Inc. (a)	4,620	27,489
Repligen Corp. (a)	2,250	81,630
Spectrum Pharmaceuticals, Inc. (a)	7,480	141,746
		1,049,634
BUILDING PRODUCTS—3.2%
AAON, Inc.	4,090	150,103
American Woodmark Corp. (a)	1,025	133,506
Apogee Enterprises, Inc.	1,960	89,631
Gibraltar Industries, Inc. (a)	3,370	111,210
Insteel Industries, Inc.	2,100	59,472
Patrick Industries, Inc. (a)	1,500	104,100
PGT Innovations, Inc. (a)	4,110	69,253
Quanex Building Products Corp.	5,670	132,678
Simpson Manufacturing Co., Inc.	3,990	229,066
TopBuild Corp. (a)	2,710	205,255
Trex Co., Inc. (a)	2,350	254,717
Universal Forest Products, Inc.	4,680	176,062
		1,715,053
CAPITAL MARKETS—2.8%
Donnelley Financial Solutions, Inc. (a)	4,680	91,213
Evercore, Inc. - Class A	2,760	248,400
Financial Engines, Inc.	4,720	143,016
Greenhill & Co., Inc.	3,210	62,595
HFF, Inc. - Class A	2,570	125,005
Interactive Brokers Group, Inc. - Class A	4,980	294,866
INTL FCStone, Inc. (a)	1,800	76,554
Investment Technology Group, Inc.	2,350	45,238
Piper Jaffray Cos.	1,130	97,462
Virtus Investment Partners, Inc.	490	56,374
Waddell & Reed Financial, Inc. - Class A	5,350	119,519
WisdomTree Investments, Inc.	10,100	126,755
		1,486,997
CHEMICALS—0.9%
H.B. Fuller Co.	4,510	242,954
Quaker Chemical Corp.	1,460	220,153
		463,107
COMMERCIAL SERVICES & SUPPLIES—3.1%
ABM Industries, Inc.	4,080	153,898
Brady Corp. - Class A	4,820	182,678
Essendant, Inc.	3,100	28,737
Healthcare Services Group, Inc.	4,950	260,964
Interface, Inc.	4,680	117,702
LSC Communications, Inc.	3,040	46,056
Mobile Mini, Inc.	3,110	107,295
Multi-Color Corp.	1,020	76,347

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.4%, continued
COMMERCIAL SERVICES & SUPPLIES—3.1%, continued
R.R. Donnelley & Sons Co.	6,330	$58,869
Team, Inc. (a)	2,640	39,336
Tetra Tech, Inc.	4,740	228,231
UniFirst Corp.	1,150	189,635
US Ecology, Inc.	1,490	75,990
Viad Corp.	1,980	109,692
		1,675,430
COMMUNICATIONS EQUIPMENT—1.6%
ADTRAN, Inc.	3,230	62,500
Applied Optoelectronics, Inc. (a)	1,580	59,756
CalAmp Corp. (a)	3,190	68,362
Harmonic, Inc. (a)	14,710	61,782
Lumentum Holdings, Inc. (a)	4,670	228,363
NETGEAR, Inc. (a)	2,450	143,937
Oclaro, Inc. (a)	12,690	85,531
Viavi Solutions, Inc. (a)	15,670	136,956
		847,187
CONSTRUCTION & ENGINEERING—0.4%
Aegion Corp. (a)	2,880	73,238
Comfort Systems USA, Inc.	2,340	102,141
MYR Group, Inc. (a)	1,530	54,667
		230,046
CONSTRUCTION MATERIALS—0.2%
U.S. Concrete, Inc. (a)	1,100	92,015

CONSUMER FINANCE—0.9%
Encore Capital Group, Inc. (a)	2,750	115,775
Green Dot Corp. - Class A (a)	3,100	186,806
PRA Group, Inc. (a)	3,460	114,872
World Acceptance Corp. (a)	710	57,311
		474,764
CONTAINERS & PACKAGING—0.7%
Ingevity Corp. (a)	3,870	272,719
Myers Industries, Inc.	4,580	89,310
		362,029
DIVERSIFIED CONSUMER SERVICES—0.8%
American Public Education, Inc. (a)	3,900	97,695
Capella Education Co.	880	68,112
Career Education Corp. (a)	4,710	56,897
Matthews International Corp. - Class A	2,810	148,368
Strayer Education, Inc.	760	68,081
		439,153
DIVERSIFIED TELECOMMUNICATION SERVICES—1.3%
8x8, Inc. (a)	6,310	88,971
ATN International, Inc.	1,320	72,943
Cincinnati Bell, Inc. (a)	3,160	65,886
Cogent Communications Holdings, Inc.	3,200	144,960
Consolidated Communications Holdings, Inc.	3,970	48,394
General Communication, Inc. - Class A (a)	1,440	56,189
Iridium Communications, Inc. (a)	10,490	123,782
Vonage Holdings Corp. (a)	7,960	80,953
		682,078
ELECTRIC UTILITIES—0.5%
ALLETE, Inc.	3,670	272,901

ELECTRICAL EQUIPMENT—0.9%
AZZ, Inc.	1,800	91,980
Encore Wire Corp.	1,700	82,705
Franklin Electric Co., Inc.	4,130	189,567
General Cable Corp.	4,630	137,048
		501,300
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—4.9%
Anixter International, Inc. (a)	2,180	165,680
Badger Meter, Inc.	2,110	100,858
Benchmark Electronics, Inc. (a)	3,960	115,236
Control4 Corp. (a)	5,090	151,478
CTS Corp.	2,780	71,585
Daktronics, Inc.	9,940	90,752
Electro Scientific Industries, Inc. (a)	4,390	94,078
ePlus, Inc. (a)	1,060	79,712
Fabrinet (a)	2,610	74,907
FARO Technologies, Inc. (a)	1,290	60,630
II-VI, Inc. (a)	3,780	177,471
Insight Enterprises, Inc. (a)	2,820	107,978
Itron, Inc. (a)	3,150	214,830
KEMET Corp. (a)	5,430	81,776
Methode Electronics, Inc.	2,500	100,250
MTS Systems Corp.	1,320	70,884
OSI Systems, Inc. (a)	1,360	87,557
Plexus Corp. (a)	2,470	149,979
Rogers Corp. (a)	1,610	260,691
Sanmina Corp. (a)	5,140	169,620
ScanSource, Inc. (a)	2,400	85,920
TTM Technologies, Inc. (a)	7,390	115,801
		2,627,673
ENERGY EQUIPMENT & SERVICES—2.9%
Archrock, Inc.	4,940	51,870
Era Group, Inc. (a)	10,000	107,500
Exterran Corp. (a)	2,910	91,490
Geospace Technologies Corp. (a)	2,810	36,446
Gulf Island Fabrication, Inc.	4,240	56,922
Helix Energy Solutions Group, Inc. (a)	18,730	141,224
Matrix Service Co. (a)	8,110	144,358
McDermott International, Inc. (a)	16,190	106,530
Newpark Resources, Inc. (a)	16,660	143,276
Noble Corp. plc (a)	28,070	126,877
Oil States International, Inc. (a)	2,230	63,109
Pioneer Energy Services Corp. (a)	36,020	109,861
SEACOR Holdings, Inc. (a)	1,250	57,775
TETRA Technologies, Inc. (a)	25,210	107,647
U.S. Silica Holdings, Inc.	6,050	196,988
		1,541,873
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—5.0%
Acadia Realty Trust	5,320	145,555
Agree Realty Corp.	1,980	101,851
American Assets Trust, Inc.	3,790	144,930
CareTrust REIT, Inc.	5,220	87,487
CBL & Associates Properties, Inc. - Class B	9,280	52,525
Chesapeake Lodging Trust	3,710	100,504
DiamondRock Hospitality Co.	14,040	158,512
EastGroup Properties, Inc.	2,290	202,390
Franklin Street Properties Corp.	7,520	80,765
Government Properties Income Trust	6,310	116,987

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.4%, continued
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—5.0%, continued
Hersha Hospitality Trust	2,630	$45,762
Independence Realty Trust, Inc.	16,080	162,247
Kite Realty Group Trust	5,340	104,664
Lexington Realty Trust	19,510	188,272
LTC Properties, Inc.	2,270	98,859
National Storage Affiliates Trust	4,190	114,219
Pennsylvania Real Estate Investment Trust	8,260	98,211
PS Business Parks, Inc.	1,590	198,893
Retail Opportunity Investments Corp.	7,190	143,440
Saul Centers, Inc.	1,440	88,920
Summit Hotel Properties, Inc.	9,270	141,182
Universal Health Realty Income Trust	1,650	123,932
		2,700,107
FOOD & STAPLES RETAILING—0.4%
Andersons, Inc. (The)	1,860	57,939
SpartanNash Co.	2,920	77,906
Supervalu, Inc. (a)	2,687	58,039
		193,884
FOOD PRODUCTS—1.6%
B&G Foods, Inc.	4,680	164,502
Calavo Growers, Inc.	1,050	88,620
Cal-Maine Foods, Inc. (a)	3,150	140,017
Darling Ingredients, Inc. (a)	11,730	212,665
J & J Snack Foods Corp.	1,600	242,928
		848,732
GAS UTILITIES—1.1%
Northwest Natural Gas Co.	2,480	147,932
South Jersey Industries, Inc.	6,330	197,686
Spire, Inc.	3,590	269,788
		615,406
HEALTH CARE EQUIPMENT & SUPPLIES—4.2%
Abaxis, Inc.	1,520	75,270
Analogic Corp.	950	79,563
AngioDynamics, Inc. (a)	3,020	50,223
Anika Therapeutics, Inc. (a)	950	51,214
Haemonetics Corp. (a)	3,650	211,992
Heska Corp. (a)	480	38,501
ICU Medical, Inc. (a)	1,950	421,200
Inogen, Inc. (a)	1,750	208,390
Integer Holdings Corp. (a)	2,180	98,754
Integra LifeSciences Holdings Corp. (a)	5,310	254,137
Invacare Corp.	3,570	60,154
LeMaitre Vascular, Inc.	1,550	49,352
Meridian Bioscience, Inc.	3,290	46,060
Merit Medical Systems, Inc. (a)	3,140	135,648
Natus Medical, Inc. (a)	1,410	53,862
Neogen Corp. (a)	2,365	194,427
OraSure Technologies, Inc. (a)	3,190	60,163
Varex Imaging Corp. (a)	4,550	182,773
		2,271,683
HEALTH CARE PROVIDERS & SERVICES—3.0%
Aceto Corp.	6,755	69,779
Amedisys, Inc. (a)	2,810	148,115
AMN Healthcare Services, Inc. (a)	3,380	166,465
Community Health Systems, Inc. (a)	10,040	42,770
CorVel Corp. (a)	1,030	54,487

HEALTH CARE PROVIDERS & SERVICES—3.0%, continued
Cross Country Healthcare, Inc. (a)	3,090	39,428
Ensign Group, Inc. (The)	3,400	75,480
HealthEquity, Inc. (a)	4,070	189,906
HMS Holdings Corp. (a)	5,890	99,836
Kindred Healthcare, Inc.	7,520	72,944
LHC Group, Inc. (a)	1,070	65,538
Magellan Health, Inc. (a)	1,600	154,480
Providence Service Corp. (The)(a)	1,220	72,395
Select Medical Holdings Corp. (a)	11,670	205,976
Tivity Health, Inc. (a)	2,400	87,720
U.S. Physical Therapy, Inc.	850	61,370
		1,606,689
HEALTH CARE SERVICES—0.3%
Diplomat Pharmacy, Inc. (a)	7,240	145,307

HEALTH CARE TECHNOLOGY—0.5%
HealthStream, Inc. (a)	2,180	50,489
Omnicell, Inc. (a)	2,840	137,740
Quality Systems, Inc. (a)	4,120	55,949
		244,178
HOTELS, RESTAURANTS & LEISURE—2.7%
Belmond Ltd. - Class A (a)	6,450	79,012
Biglari Holdings, Inc. (a)	220	91,168
Bob Evans Farms, Inc.	1,500	118,230
Chuy's Holdings, Inc. (a)	2,270	63,674
Dave & Buster's Entertainment, Inc. (a)	3,440	189,785
DineEquity, Inc.	2,520	127,840
Fiesta Restaurant Group, Inc. (a)	3,740	71,060
Marcus Corp. (The)	1,880	51,418
Marriott Vacations Worldwide Corp.	1,800	243,378
Red Robin Gourmet Burgers, Inc. (a)	1,120	63,168
Shake Shack, Inc. - Class A (a)	1,400	60,480
Sonic Corp.	5,480	150,590
Wingstop, Inc.	4,060	158,259
		1,468,062
HOUSEHOLD DURABLES—2.2%
Cavco Industries, Inc. (a)	790	120,554
Ethan Allen Interiors, Inc.	2,030	58,058
Installed Building Products, Inc. (a)	2,400	182,280
iRobot Corp. (a)	1,930	148,031
La-Z-Boy, Inc.	3,670	114,504
LGI Homes, Inc. (a)	1,640	123,049
M/I Homes, Inc. (a)	1,900	65,360
MDC Holdings, Inc.	3,402	108,456
Meritage Homes Corp. (a)	2,680	137,216
Universal Electronics, Inc. (a)	1,130	53,392
William Lyon Homes - Class A (a)	2,360	68,629
		1,179,529
HOUSEHOLD PRODUCTS—0.8%
Central Garden & Pet Co. - Class A (a)	3,330	125,574
WD-40 Co.	2,440	287,920
		413,494
INDUSTRIAL CONGLOMERATES—0.3%
Raven Industries, Inc.	4,490	154,231

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.4%, continued
INSURANCE—2.9%
American Equity Investment Life Holding Co.	6,800	$208,964
AMERISAFE, Inc.	1,540	94,864
Employers Holdings, Inc.	2,590	114,996
HCI Group, Inc.	980	29,302
Horace Mann Educators Corp.	3,080	135,828
Maiden Holdings Ltd.	5,990	39,534
Navigators Group, Inc. (The)	2,540	123,698
ProAssurance Corp.	3,540	202,311
RLI Corp.	2,580	156,503
Selective Insurance Group, Inc.	3,910	229,517
Stewart Information Services Corp.	1,710	72,333
United Fire Group, Inc.	1,370	62,444
Universal Insurance Holdings, Inc.	2,220	60,717
		1,531,011
INTERNET & DIRECT MARKETING RETAIL—0.6%
Nutrisystem, Inc.	2,150	113,090
PetMed Express, Inc.	1,670	75,985
Shutterfly, Inc. (a)	2,500	124,375
		313,450
INTERNET SOFTWARE & SERVICES—1.1%
Blucora, Inc. (a)	3,190	70,499
LivePerson, Inc. (a)	4,880	56,120
NIC, Inc.	4,840	80,344
Shutterstock, Inc. (a)	2,450	105,424
SPS Commerce, Inc. (a)	1,280	62,195
Stamps.com, Inc. (a)	1,120	210,560
		585,142
IT SERVICES—1.3%
Cardtronics plc - Class A (a)	3,300	61,116
CSG Systems International, Inc.	2,660	116,561
ExlService Holdings, Inc. (a)	2,360	142,426
Perficient, Inc. (a)	3,200	61,024
Sykes Enterprises, Inc. (a)	3,400	106,930
TeleTech Holdings, Inc.	1,960	78,890
Virtusa Corp. (a)	2,370	104,470
		671,417
LEISURE PRODUCTS—0.3%
Callaway Golf Co.	8,680	120,912
Nautilus, Inc. (a)	2,630	35,111
		156,023
LIFE SCIENCES TOOLS & SERVICES—0.4%
Cambrex Corp. (a)	2,535	121,680
Luminex Corp.	4,580	90,226
		211,906
MACHINERY—5.9%
Actuant Corp. - Class A	4,520	114,356
Alamo Group, Inc.	690	77,880
Albany International Corp. - Class A	2,090	128,431
Astec Industries, Inc.	1,530	89,505
Barnes Group, Inc.	3,690	233,466
Briggs & Stratton Corp.	3,210	81,438
Chart Industries, Inc. (a)	2,270	106,372
CIRCOR International, Inc.	1,270	61,824
EnPro Industries, Inc.	1,980	185,150
ESCO Technologies, Inc.	1,900	114,475
Federal Signal Corp.	4,870	97,838
Greenbrier Cos., Inc. (The)	2,030	108,199
Harsco Corp. (a)	6,320	117,868
Hillenbrand, Inc.	5,160	230,652
John Bean Technologies Corp.	2,085	231,018
Lindsay Corp.	840	74,088
Lydall, Inc. (a)	1,350	68,513
Mueller Industries, Inc.	4,570	161,915
Proto Labs, Inc. (a)	1,720	177,160
SPX Corp. (a)	3,480	109,237
SPX FLOW, Inc. (a)	2,860	135,993
Standex International Corp.	980	99,813
Tennant Co.	1,310	95,171
Wabash National Corp.	4,440	96,348
Watts Water Technologies, Inc. - Class A	2,220	168,609
		3,165,319
MARINE—0.2%
Matson, Inc.	3,030	90,415

MEDIA—0.8%
Gannett Co., Inc.	8,110	93,995
New Media Investment Group, Inc.	4,350	72,993
Scholastic Corp.	2,210	88,643
Time, Inc.	4,370	80,627
World Wrestling Entertainment, Inc. - Class A	2,990	91,434
		427,692
METALS & MINING—0.4%
Materion Corp.	2,680	130,248
Olympic Steel, Inc.	4,480	96,275
		226,523
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS)—0.4%
Capstead Mortgage Corp.	12,570	108,731
Four Corners Property Trust, Inc.	4,110	105,627
		214,358
MULTI-LINE RETAIL—0.5%
Ollie's Bargain Outlet Holdings, Inc. (a)	4,875	259,594

MULTI-UTILITIES—0.5%
Avista Corp.	5,040	259,510

OIL, GAS & CONSUMABLE FUELS—0.3%
Cloud Peak Energy, Inc. (a)	22,230	98,924
Green Plains, Inc.	3,100	52,235
		151,159
PAPER & FOREST PRODUCTS—1.4%
Boise Cascade Co.	3,890	155,211
Clearwater Paper Corp. (a)	1,730	78,542
Deltic Timber Corp.	1,350	123,593
KapStone Paper and Packaging Corp.	7,190	163,141
Neenah Paper, Inc.	2,500	226,625
		747,112
PERSONAL PRODUCTS—0.3%
Medifast, Inc.	2,310	161,261

PHARMACEUTICALS—2.6%
Amphastar Pharmaceuticals, Inc. (a)	3,400	65,416

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.4%, continued
PHARMACEUTICALS—2.6%, continued
Depomed, Inc. (a)	4,530	$36,467
Impax Laboratories, Inc. (a)	5,670	94,406
Innoviva, Inc. (a)	9,270	131,541
Lannett Co., Inc. (a)	2,180	50,576
Medicines Co. (The)(a)	4,760	130,138
Nektar Therapeutics (a)	10,150	606,158
Phibro Animal Health Corp. - Class A	1,640	54,940
Sucampo Pharmaceuticals, Inc. - Class A (a)	4,560	81,852
Supernus Pharmaceuticals, Inc. (a)	3,420	136,287
		1,387,781
PROFESSIONAL SERVICES—2.1%
Exponent, Inc.	2,020	143,622
Insperity, Inc.	2,780	159,433
Kelly Services, Inc. - Class A	2,590	70,629
Korn/Ferry International	4,520	187,038
Navigant Consulting, Inc. (a)	4,350	84,433
On Assignment, Inc. (a)	3,380	217,233
TrueBlue, Inc. (a)	3,620	99,550
WageWorks, Inc. (a)	2,490	154,380
		1,116,318
REAL ESTATE INVESTMENT TRUSTS (REIT)—0.1%
Armada Hoffler Properties, Inc.	3,020	46,901

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.1%
RE/MAX Holdings, Inc. - Class A	1,260	61,110

ROAD & RAIL—0.8%
ArcBest Corp.	1,760	62,920
Heartland Express, Inc.	5,750	134,205
Marten Transport Ltd.	3,300	66,990
Roadrunner Transportation Systems, Inc. (a)	6,890	53,122
Saia, Inc. (a)	1,850	130,887
		448,124
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.2%
Advanced Energy Industries, Inc. (a)	2,880	194,342
Axcelis Technologies, Inc. (a)	3,000	86,100
Brooks Automation, Inc.	5,540	132,129
Cabot Microelectronics Corp.	1,630	153,350
CEVA, Inc. (a)	1,740	80,301
Diodes, Inc. (a)	2,910	83,430
Kulicke & Soffa Industries, Inc. (a)	5,390	131,166
MaxLinear, Inc. - Class A (a)	3,800	100,396
Nanometrics, Inc. (a)	2,070	51,584
Power Integrations, Inc.	1,970	144,893
Rambus, Inc. (a)	7,285	103,593
Rudolph Technologies, Inc. (a)	2,700	64,530
Semtech Corp. (a)	4,710	161,082
SolarEdge Technologies, Inc. (a)	3,170	119,034
Veeco Instruments, Inc. (a)	3,481	51,693
Xperi Corp.	3,380	82,472
		1,740,095
SOFTWARE—2.0%
Agilysys, Inc. (a)	6,190	76,013
Barracuda Networks, Inc. (a)	3,940	108,350
Bottomline Technologies (de), Inc. (a)	3,210	111,323
Ebix, Inc.	1,900	150,575
MicroStrategy, Inc. - Class A (a)	680	89,284

SOFTWARE—2.0%, continued
Monotype Imaging Holdings, Inc.	3,610	87,001
Progress Software Corp.	3,880	165,171
Qualys, Inc. (a)	2,220	131,757
Synchronoss Technologies, Inc. (a)	3,140	28,072
TiVo Corp.	8,170	127,452
		1,074,998
SPECIALTY RETAIL—4.7%
Abercrombie & Fitch Co. - Class A	5,900	102,837
Asbury Automotive Group, Inc. (a)	1,760	112,640
Ascena Retail Group, Inc. (a)	23,190	54,497
Barnes & Noble Education, Inc. (a)	3,000	24,720
Barnes & Noble, Inc.	6,220	41,674
Caleres, Inc.	3,100	103,788
Children's Place, Inc. (The)	1,390	202,036
DSW, Inc. - Class A	2,890	61,875
Express, Inc. (a)	6,430	65,264
Finish Line, Inc. (The) - Class A	8,500	123,505
Five Below, Inc. (a)	3,920	259,974
Francesca's Holdings Corp. (a)	5,970	43,641
Genesco, Inc. (a)	1,570	51,025
Group 1 Automotive, Inc.	1,380	97,939
Guess?, Inc.	9,260	156,309
Hibbett Sports, Inc. (a)	3,770	76,908
Lithia Motors, Inc. - Class A	1,650	187,423
Lumber Liquidators Holdings, Inc. (a)	2,930	91,973
MarineMax, Inc. (a)	2,510	47,439
Monro Muffler Brake, Inc.	2,320	132,124
RH (a)	2,000	172,420
Sleep Number Corp. (a)	3,400	127,806
Tailored Brands, Inc.	5,280	115,262
Tile Shop Holdings, Inc.	4,970	47,712
Vitamin Shoppe, Inc. (a)	8,290	36,476
		2,537,267
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.5%
Cray, Inc. (a)	3,130	75,746
Electronics For Imaging, Inc. (a)	3,390	100,107
Super Micro Computer, Inc. (a)	4,440	92,907
		268,760
TEXTILES, APPAREL & LUXURY GOODS—1.8%
Crocs, Inc. (a)	6,870	86,837
G-III Apparel Group Ltd. (a)	5,110	188,508
Movado Group, Inc.	1,630	52,486
Oxford Industries, Inc.	1,855	139,477
Steven Madden Ltd. (a)	5,170	241,439
Wolverine World Wide, Inc.	7,210	229,855
		938,602
THRIFTS & MORTGAGE FINANCE—1.9%
BofI Holding, Inc. (a)	3,910	116,909
Dime Community Bancshares, Inc.	2,440	51,118
HomeStreet, Inc. (a)	2,050	59,348
LendingTree, Inc. (a)	950	323,427
Northwest Bancshares, Inc.	7,750	129,657
Provident Financial Services, Inc.	4,170	112,465
TrustCo Bank Corp.	11,340	104,328
Walker & Dunlop, Inc. (a)	2,200	104,500
		1,001,752

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2017

	SHARES	FAIR VALUE
COMMON STOCKS—98.4%, continued
TRADING COMPANIES & DISTRIBUTORS—0.5%
Applied Industrial Technologies, Inc.	2,920	$198,852
DXP Enterprises, Inc. (a)	1,340	39,624
Veritiv Corp. (a)	1,190	34,391
		272,867
WATER UTILITIES—0.6%
American States Water Co.	2,420	140,142
California Water Service Group	4,300	195,005
		335,147
TOTAL COMMON STOCKS (COST $47,730,838)		52,601,631

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE NOTES—0.8%
COMMUNITY DEVELOPMENT—0.8%
Calvert Social Investment Foundation, Inc. (b)	1.000%	06/15/18	$270,000	$270,000
Calvert Social Investment Foundation, Inc. (b)	1.500%	06/15/20	175,000	175,000
TOTAL CORPORATE NOTES (COST $445,000)				445,000

TOTAL INVESTMENTS (COST $48,175,838—Unrealized gain/loss $4,870,793)—99.2%				$53,046,631
Other Assets in Excess of Liabilities—0.8%				417,804
NET ASSETS—100.0%				$53,464,435

(a)	Non-income producing security.
(b)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.00%, 06/15/18	06/15/17	$270,000	$270,000	0.5%
Calvert Social Investment Foundation, Inc. 1.50%, 06/15/20	06/15/17	175,000	175,000	0.3%
		$445,000	$445,000	0.8%

plc —Public Liability Company

REIT —Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Genesis Portfolios

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

In 2017, all asset classes did very well. The U.S. economy started slowly in 2017, just as it did in 2016, but economic growth was much stronger after that initial weakness. After a poor three-year period between 2013 and 2015, emerging market stocks bounced back with the MSCI Emerging Market Index up a solid 11.2 percent in 2016 and up 37.2 percent in 2017. Large growth stocks also notched a strong year with the S&P 500 Growth Index up 27.4 percent. The Standard and Poor’s (S&P) 500 Index was up 21.8 percent.

As is normally the case, in the U.S. equity market cap, size and style mattered. The S&P SmallCap 600 Index returned 13.2 percent, which was quite a bit lower than the S&P 500 Index. Style also mattered a great deal as the S&P 500 Value Index rose 15.4 percent versus 27.4 percent for the S&P Growth Index.

The developed markets internationally didn’t do as well as emerging markets in 2017. The MSCI Emerging Markets Index was up 37.2 percent while the MSCI EAFE Index was up 25.3 percent. Over the last five years, developed markets have significantly outpaced emerging markets, with an 8.4 percent annualized return versus a 4.7 percent annualized return.

The Bloomberg Barclays Aggregate Bond Index (the broad U.S. fixed income benchmark) returned 3.5 percent for 2017. The interest rate curve flattened with the 6-month U.S. Treasury bill yield increasing 0.90 percent and the yield on the 30-year U.S. Treasury note decreasing by 0.33 percent. The 10-year U.S. Treasury yield started 2017 at 2.45 percent and it ended at 2.41 percent. Around the middle of 2016 there was about $12 trillion of negative yielding debt across the world, but 2017 ended with just $8 trillion. Most European 10-year debt now has a positive yield, while the Swiss 10-year government bond was still slightly negative as of the end of the year.

The asset allocation strategies pursued by the Genesis Portfolios (the “Portfolios”) do not lend themselves to easy benchmarking with a public multi-asset class index; but we have found that the S&P Target Risk indices are the best available option.

The Genesis Conservative Portfolio’s Class A Shares (Without Load) returned 8.36 percent which underperformed both the S&P Target Risk Conservative Index return of 9.87 percent and the Conservative Composite Benchmark’s return of 8.96 percent.

The Genesis Balanced Portfolio’s Class A Shares (Without Load) return was 13.38 percent which underperformed both the S&P Target Risk Growth Index’s return of 16.04 percent and the Balanced Composite Benchmark return of 14.25 percent.

The Genesis Growth Portfolio’s Class A Shares (Without Load) return was 16.71 percent which underperformed the S&P Target Risk Aggressive Index’s return of 20.12 percent and the Growth Composite Benchmark return of 17.91 percent.

The allocation to fixed income was the largest detractor to relative performance on an absolute basis for each Portfolio because fixed income’s lower performance. The biggest positive contributor to relative performance was U.S. growth stocks which performed extremely well in 2017.

The underlying investments in the Genesis Portfolios are the Praxis Impact Bond Fund, the Praxis Growth Index Fund, the Praxis Value Index Fund, Praxis Small Cap Index Fund, and the Praxis International Index Fund (the “Funds”). These Funds are held in proportions matching the risk profile of each of the Genesis Portfolios. We take a long-term approach in assigning weights to the various underlying Funds, relying on the premise that the higher risk equity funds are expected to generate higher long-term returns than the lower risk fixed income investments. This worked again in 2017 as riskier assets were better performers than fixed income.

Each of the Portfolios benefited from the relative outperformance of the Praxis Value Index Fund and the Praxis Impact Bond Fund versus their indices. The Praxis Growth Index Fund underperformed its benchmark, and the Praxis International Index Fund and the Praxis Small Cap Index Fund underperformed their benchmarks by a wider margin.

Benjamin Bailey, CFA®
Praxis Genesis Portfolios Co-Manager
Praxis Mutual Funds

Delmar King
Praxis Genesis Portfolios Co-Manager
Praxis Mutual Funds

The views expressed are those of the portfolio manager as of Dec. 31, 2017, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Genesis Conservative Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/09 to 12/31/17

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/17, and includes the reinvestment of dividends and capital gains.

			Average Annual Returns
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Since Inception	Expense Ratio** Gross / Net
Praxis Genesis Conservative Portfolio
Class A *	12/31/09	2.67%	2.00%	3.57%	4.53%	1.12%	1.12%
Class A (Without Load)	12/31/09	8.36%	3.86%	4.70%	5.23%
S&P Target Risk Conservative Index [1]		9.87%	4.53%	4.85%	5.31%
Conservative Composite Benchmark [2]		8.96%	4.78%	5.56%	6.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2017. Contractual fee waivers are in effect from May 1, 2017 through April 30, 2018 for Class A.

[1]	S&P Target Risk Conservative Index seeks to emphasize exposure to fixed income, in order to produce a current income stream and avoid excessive volatility of returns. Equities are included to protect long-term purchasing power. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange traded funds.

[2]	The Conservative Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and effective January 1, 2017, consists of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate Bond Index”) (70 percent), the MSCI ACWI ex USA Index (Net) (7.5 percent), the S&P 500 Index (20 percent) and the S&P Small Cap 600 Index (2.5 percent). The composite benchmark from April 30, 2013 to December 31, 2016 consisted of the Barclays Aggregate Bond Index (70 percent), the MSCI ACWI ex USA Index (Net) (7.5 percent), the S&P 500 Index (20 percent) and the Russell 2000 Index (2.5 percent). The composite benchmark prior to April 30, 2013 consisted of the Barclays Aggregate Bond Index (70 percent), the MSCI EAFE Index (7.5 percent), the Russell 1000 Index (20 percent) and the Russell 2000 Index (2.5 percent).

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Conservative Portfolio
December 31, 2017

	SHARES	FAIR VALUE
MUTUAL FUNDS—100.0%
DEBT FUND—69.9%
Praxis Impact Bond Fund - Class I	1,544,425	$15,984,801

EQUITY FUND—30.1%
Praxis Growth Index Fund - Class I	90,641	2,103,774
Praxis International Index Fund - Class I	178,603	2,098,591
Praxis Small Cap Index Fund - Class I	61,270	573,486
Praxis Value Index Fund - Class I	154,651	2,124,902
		6,900,753
TOTAL MUTUAL FUNDS (COST $20,474,199)		22,885,554

TOTAL INVESTMENTS (COST $20,474,199—Unrealized gain/loss $2,411,355)—100.0%		$22,885,554
Liabilities in Excess of Other Assets—(0.0%) (a)		(4,841)
NET ASSETS—100.0%		$22,880,713

(a)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

Praxis Genesis Balanced Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/09 to 12/31/17

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/17, and includes the reinvestment of dividends and capital gains.

			Average Annual Returns
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Since Inception	Expense Ratio** Gross / Net
Praxis Genesis Balanced Portfolio
Class A *	12/31/09	7.39%	4.00%	6.43%	6.57%	1.08%	1.08%
Class A (Without Load)	12/31/09	13.38%	5.89%	7.59%	7.28%
S&P Target Risk Growth Index [1]		16.04%	7.03%	8.62%	8.34%
Balanced Composite Benchmark [2]		14.25%	7.21%	8.97%	8.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2017. Contractual fee waivers are in effect from May 1, 2017 through April 30, 2018 for Class A.

[1]	S&P Target Risk Growth Index seeks to provide increased exposure to equities, while using fixed income to dampen risk. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange trade funds.

[2]	The Balanced Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and effective January 1, 2017, consists of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate Bond Index”) (40 percent), the MSCI ACWI ex USA Index (Net) (15 percent), the S&P 500 Index (35 percent) and the S&P Small Cap 600 Index (10 percent). The composite benchmark from April 30, 2013 to December 31, 2016 consisted of the Barclays Aggregate Bond Index (40 percent), the MSCI ACWI ex USA Index (Net) (15 percent), the S&P 500 Index (35 percent) and the Russell 2000 Index (10 percent). The composite benchmark prior to April 30, 2013 consisted of the Barclays Aggregate Bond Index (40 percent), the MSCI EAFE Index (15 percent), the Russell 1000 Index (35 percent) and the Russell 2000 Index (10 percent).

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Balanced Portfolio
December 31, 2017

	SHARES	FAIR VALUE
MUTUAL FUNDS—100.0%
DEBT FUND—39.8%
Praxis Impact Bond Fund - Class I	2,817,526	$29,161,390

EQUITY FUND—60.2%
Praxis Growth Index Fund - Class I	500,450	11,615,446
Praxis International Index Fund - Class I	1,139,501	13,389,138
Praxis Small Index Cap Fund - Class I	781,854	7,318,149
Praxis Value Index Fund - Class I	854,194	11,736,630
		44,059,363
TOTAL MUTUAL FUNDS (COST $59,544,125)		$73,220,753

TOTAL INVESTMENTS (COST $59,544,125—Unrealized gain/loss $13,676,628)—100.0%		$73,220,753
Liabilities in Excess of Other Assets—(0.0%) (a)		(27,597)
NET ASSETS—100.0%		$73,193,156

(a)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

Praxis Genesis Growth Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/09 to 12/31/17

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/17, and includes the reinvestment of dividends and capital gains.

			Average Annual Returns
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Since Inception	Expense Ratio** Gross / Net
Praxis Genesis Growth Portfolio
Class A *	12/31/09	10.55%	5.16%	8.19%	7.80%	1.13%	1.13%
Class A (Without Load)	12/31/09	16.71%	7.06%	9.36%	8.53%
S&P Target Risk Aggressive Index [1]		20.12%	8.66%	10.78%	10.45%
Growth Composite Benchmark [2]		17.91%	8.79%	11.24%	10.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2017. Contractual fee waivers are in effect from May 1, 2017 through April 30, 2018 for Class A.

[1]	S&P Target Risk Aggressive Index seeks to emphasize exposure to equities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed income to enhance portfolio efficiency. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange traded funds.

[2]	The Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and effective January 1, 2017, consists of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate Bond Index”) (20 percent), the MSCI ACWI ex USA Index (Net) (20 percent), the S&P 500 Index (45 percent) and the S&P Small Cap 600 Index (15 percent). The composite benchmark from April 30, 2013 to December 31, 2016 consisted of the Barclays Aggregate Bond Index (20 percent), the MSCI ACWI ex USA Index (Net) (20 percent), the S&P 500 Index (45 percent) and the Russell 2000 Index (15 percent). The composite benchmark prior to April 30, 2013 consisted of the Barclays Aggregate Bond Index (20 percent), the MSCI EAFE Index (20 percent), the Russell 1000 Index (45 percent) and the Russell 2000 Index (15 percent).

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Growth Portfolio
December 31, 2017

	SHARES	FAIR VALUE
MUTUAL FUNDS—100.1%
DEBT FUND—19.9%
Praxis Impact Bond Fund - Class I	1,248,307	$12,919,979

EQUITY FUND—80.2%
Praxis Growth Index Fund - Class I	567,954	13,182,219
Praxis International Index Fund - Class I	1,346,415	15,820,372
Praxis Small Index Cap Fund - Class I	1,038,878	9,723,894
Praxis Value Index Fund - Class I	969,482	13,320,676
		52,047,161
TOTAL MUTUAL FUNDS (COST $49,823,304)		64,967,140

TOTAL INVESTMENTS (COST $49,823,304—Unrealized gain/loss $15,143,836)—100.1%		$64,967,140
Liabilities in Excess of Other Assets—(0.1%)		(32,599)
NET ASSETS—100.0%		$64,934,541

See accompanying notes to financial statements.

Statements of Assets & Liabilities

December 31, 2017

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Index Fund
Assets
Total investments in unaffiliated securities, at cost	$500,719,266	$210,629,431	$145,688,353	$152,492,119	$48,175,838
Investments in unaffiliated securities, at fair value	$508,206,374	$282,271,205	$188,421,200	$257,545,133	$53,046,631
Cash	11,291,376	3,459,220	2,037,109	1,439,247	174,098
Receivable for investments sold	674	—	—	313,217	—
Receivable for capital shares sold	1,228,951	701,669	1,388,973	702,050	237,961
Receivable for dividends and interest	4,068,230	259,223	306,461	216,646	67,239
Receivable for tax reclaims	—	213,554	—	14,418	—
Prepaid expenses	47,921	37,702	25,240	30,753	19,490
Total Assets	524,843,526	286,942,573	192,178,983	260,261,464	53,545,419

Liabilities
Distributions payable	461,295	2,162,102	1,193,284	407,350	21,631
Payable for capital shares redeemed	360,275	692,508	236,191	206,938	24,978
Accrued expenses and other payables:
Investment advisory fees	176,299	130,186	48,991	66,863	13,617
Administration fees	23,304	12,695	8,642	11,805	2,401
Distribution fees	19,431	5,580	5,302	18,535	1,158
Other	100,338	57,669	38,399	53,026	17,199
Total Liabilities	1,140,942	3,060,740	1,530,809	764,517	80,984

Net Assets	$523,702,584	$283,881,833	$190,648,174	$259,496,947	$53,464,435

Components of Net Assets
Paid-in capital	$516,501,082	$229,895,662	$139,921,753	$145,506,332	$48,564,979
Accumulated undistributed (distributions in excess of) net investment income	31,414	(703,670)	946,904	1,294,334	—
Accumulated undistributed net realized gains (losses) on investments and foreign currency transactions	(317,020)	(16,956,729)	7,046,670	7,641,622	28,663
Net unrealized appreciation:
investments	7,487,108	71,641,774	42,732,847	105,053,014	4,870,793
foreign currency translations	—	4,796	—	1,645	—
Net Assets	$523,702,584	$283,881,833	$190,648,174	$259,496,947	$53,464,435

Pricing of Class A Shares
Net assets attributable to Class A shares	$91,048,495	$26,343,819	$25,057,491	$87,613,375	$5,449,131
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	8,761,276	2,253,616	1,812,663	3,801,231	631,777
Net asset value, offering price and redemption price per share	$10.39	$11.69	$13.82	$23.05	$8.63
Maximum sales charge	3.75%	5.25%	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$10.79	$12.34	$14.59	$24.33	$9.11

Pricing of Class I Shares
Net assets attributable to Class I shares	$432,654,089	$257,538,014	$165,590,683	$171,883,572	$48,015,304
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	41,814,283	21,913,719	12,052,966	7,404,735	5,128,142
Net asset value and redemption price per share	$10.35	$11.75	$13.74	$23.21	$9.36

See accompanying notes to financial statements.

Statements of Assets & Liabilities, continued

December 31, 2017

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Assets
Total investments in affiliated securities, at cost	$20,474,199	$59,544,125	$49,823,304
Investments in affiliated securities, at fair value	$22,885,554	$73,220,753	$64,967,140
Cash	2,793	708	646
Receivable for investments sold	9,009	—	—
Receivable for capital shares sold	476	19,788	42,013
Receivable from Adviser	2,307	—	—
Receivable for dividends and interest	1	—	—
Prepaid expenses	6,445	8,394	7,019
Total Assets	22,906,585	72,249,643	65,016,818

Liabilities
Distributions payable	2,404	7,964	3,474
Payable for capital shares redeemed	6,728	4,794	12,860
Payable for investments purchased	—	2,580	24,338
Accrued expenses and other payables:
Investment advisory fees	—	3,091	2,744
Administration fees	584	1,854	1,645
Distribution fees	4,865	15,457	13,718
Other	11,291	20,747	23,498
Total Liabilities	25,872	56,487	82,277

Net Assets	$22,880,713	$73,193,156	$64,934,541

Components of Net Assets
Paid-in capital	$20,361,251	$58,131,634	$48,179,150
Accumulated undistributed net realized gains on investments	108,107	1,384,894	1,611,555
Net unrealized appreciation on investments	2,411,355	13,676,628	15,143,836
Net Assets	$22,880,713	$73,193,156	$64,934,541

Pricing of Class A Shares
Net assets attributable to Class A shares	$22,880,713	$73,193,156	$64,934,541
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,947,594	5,340,464	4,302,427
Net asset value, offering price and redemption price per share	$11.75	$13.71	$15.09
Maximum sales charge	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$12.40	$14.47	$15.93

See accompanying notes to financial statements.

Statements of Operations

For the year ended December 31, 2017

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Index Fund
Investment income
Dividends	$194,489	$6,880,049	$4,398,042	$3,805,283	$663,798
Foreign tax withholding	—	(695,037)	—	—	(49)
Interest	14,261,175	23,653	16,062	24,599	4,877
Total Investment Income	14,455,664	6,208,665	4,414,104	3,829,882	668,626

Expenses
Investment advisory fees	1,960,555	1,372,658	526,830	707,063	148,016
Administration fees	269,559	138,081	96,538	129,558	27,136
Distribution fees - Class A	218,386	59,732	57,914	192,870	13,078
Professional fees	141,801	108,698	58,345	75,262	22,968
Transfer agent fees - Class A	118,322	38,821	27,660	87,736	14,636
Transfer agent fees - Class I	18,631	7,742	14,994	18,930	4,197
Registration fees - Class A	33,529	25,865	21,510	30,178	29,033
Registration fees - Class I	7,388	7,421	9,090	5,308	2,981
Pricing fees	83,396	62,705	6,802	6,382	10,650
Insurance expense	64,767	25,913	20,920	26,237	6,304
Trustee fees and expenses	56,552	28,431	20,298	25,197	6,076
Custodian fees	38,027	36,544	13,589	17,393	9,298
Shareholder report printing fees - Class A	16,181	6,160	5,379	16,251	4,900
Shareholder report printing fees - Class I	4,207	1,361	2,756	4,003	464
Postage & Supplies	1,040	3,361	3,239	3,345	2,948
Other expenses	10,864	10,264	11,549	6,652	5,492
Total Expenses	3,043,205	1,933,757	897,413	1,352,365	308,177
Expenses reduced by Investment Adviser	(43,249)	—	—	—	(27,926)
Net Expenses	2,999,956	1,933,757	897,413	1,352,365	280,251

Net Investment Income	11,455,708	4,274,908	3,516,691	2,477,517	388,375

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	993,641	(2,970,815)	11,892,826	8,967,490	10,859,903
Net realized losses on foreign currency transactions	—	(38,260)	—	—	—
Change in unrealized appreciation (depreciation) of investments	3,888,120	54,222,976	12,534,209	43,684,397	(5,834,932)
Change in unrealized appreciation (depreciation) of foreign currency translations	—	10,636	—	623	—
Net Realized and Unrealized Gains on Investments and Foreign Currency Transactions	4,881,761	51,224,537	24,281,377	52,451,746	4,991,526
Net Change in Net Assets from Operations	$16,337,469	$55,499,445	$27,943,726	$55,130,027	$5,413,346

See accompanying notes to financial statements.

Statements of Operations, continued

For the year ended December 31, 2017

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Investment income
Dividends from affiliates	$538,926	$1,835,351	$1,714,661

Expenses
Distribution fees - Class A	55,298	170,870	148,752
Transfer agent fees	28,664	85,404	103,167
Investment advisory fees	11,060	34,175	29,751
Registration fees and filing fees	17,804	18,656	17,523
Administration fees	6,636	20,512	17,857
Shareholder report printing fees	4,603	15,154	18,529
Professional fees	9,668	11,521	11,184
Postage & Supplies	2,810	2,819	2,818
Custodian fees	756	764	774
Insurance expense	296	867	721
Trustee fees and expenses	275	834	723
Pricing fees	11	32	26
Other expenses	2,706	2,413	2,519
Total Expenses	140,587	364,021	354,344
Expenses reduced by Investment Adviser	(6,410)	—	—
Net Expenses	134,177	364,021	354,344

Net Investment Income	404,749	1,471,330	1,360,317

Realized and Unrealized Gains on Investments in Affiliates
Net realized gains on investments in affiliates	294,727	1,079,228	911,216
Capital gain distributions from investments in affiliates	206,053	1,620,349	2,003,882
Change in unrealized appreciation (depreciation) of investments in affiliates	856,356	4,395,247	4,904,348
Net Realized and Unrealized Gains on Investments in Affiliates	1,357,136	7,094,824	7,819,446
Net Change in Net Assets from Operations	$1,761,885	$8,566,154	$9,179,763

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Praxis Impact Bond Fund		Praxis International Index Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
From Operations
Net investment income	$11,455,708	$10,617,263	$4,274,908	$3,516,419
Net realized gains (losses) from investments and foreign currency transactions	993,641	627,949	(3,009,075)	(5,736,541)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,888,120	(584,097)	54,233,612	12,431,310
Net Change in Net Assets from Operations	16,337,469	10,661,115	55,499,445	10,211,188

Distributions to Shareholders
From net investment income
Class A	(1,915,858)	(1,936,638)	(324,288)	(267,004)
Class I	(10,306,248)	(9,821,417)	(4,377,761)	(3,317,908)
From net realized gains
Class A	—	(66,864)	—	—
Class I	—	(309,759)	—	—
Change in Net Assets from Distributions to Shareholders	(12,222,106)	(12,134,678)	(4,702,049)	(3,584,912)

Change in Net Assets from Capital Transactions (Note 6)	54,678,411	32,429,421	40,609,352	15,118,614
Change in Net Assets	58,793,774	30,955,858	91,406,748	21,744,890

Net Assets
Beginning of year	464,908,810	433,952,952	192,475,085	170,730,195
End of year	$523,702,584	$464,908,810	$283,881,833	$192,475,085

Accumulated Undistributed (Distributions in Excess of) Net Investment Income	$31,414	$8,856	$(703,670)	$(215,688)

See accompanying notes to financial statements.

Statements of Changes in Net Assets, continued

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Index Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
From Operations
Net investment income (loss)	$3,516,691	$3,145,127	$2,477,517	$2,160,777	$388,375	$(153,202)
Net realized gains from investments	11,892,826	7,556,162	8,967,490	10,288,360	10,859,903	2,619,380
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	12,534,209	12,834,166	43,685,020	1,551,046	(5,834,932)	1,724,520
Net Change in Net Assets from Operations	27,943,726	23,535,455	55,130,027	14,000,183	5,413,346	4,190,698

Distributions to Shareholders
From net investment income
Class A	(239,329)	(394,778)	(310,125)	(439,271)	—	—
Class I	(2,330,458)	(3,136,628)	(1,141,411)	(1,466,838)	(397,085)	—
From net realized gains
Class A	(1,280,289)	(163,656)	(2,353,847)	—	(1,076,448)	(313,627)
Class I	(8,517,658)	(1,048,199)	(4,575,291)	—	(8,695,178)	(2,140,464)
Change in Net Assets from Distributions to Shareholders	(12,367,734)	(4,743,261)	(8,380,674)	(1,906,109)	(10,168,711)	(2,454,091)

Change in Net Assets from Capital Transactions (Note 6)	16,205,942	8,693,909	8,878,930	4,774,596	10,309,935	(989,791)
Change in Net Assets	31,781,934	27,486,103	55,628,283	16,868,670	5,554,570	746,816

Net Assets
Beginning of year	158,866,240	131,380,137	203,868,664	186,999,994	47,909,865	47,163,049
End of year	$190,648,174	$158,866,240	$259,496,947	$203,868,664	$53,464,435	$47,909,865

Accumulated Undistributed Net Investment Income	$946,904	$—	$1,294,334	$268,352	$—	$—

See accompanying notes to financial statements.

Statements of Changes in Net Assets, continued

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
From Operations
Net investment income	$404,749	$358,872	$1,471,330	$858,152	$1,360,317	$560,493
Net realized gains (losses) on investments in affiliates	294,727	(10,150)	1,079,228	(164,281)	911,216	(223,922)
Distribution of realized gains received from affiliates	206,053	56,044	1,620,349	429,255	2,003,882	513,581
Net change in unrealized appreciation (depreciation) on investments in affiliates	856,356	466,687	4,395,247	2,832,421	4,904,348	3,141,548
Net Change in Net Assets from Operations	1,761,885	871,453	8,566,154	3,955,547	9,179,763	3,991,700

Distributions to Shareholders
From net investment income
Class A	(410,499)	(359,249)	(1,505,328)	(858,833)	(1,405,774)	(561,401)
From net realized gains
Class A	(278,026)	(116,382)	(1,175,997)	(1,007,884)	(1,228,806)	(1,276,437)
Change in Net Assets from Distributions to Shareholders	(688,525)	(475,631)	(2,681,325)	(1,866,717)	(2,634,580)	(1,837,838)

Change in Net Assets from Capital Transactions (Note 6)	211,459	1,481,723	3,743,197	1,734,670	4,463,446	1,890,668
Change in Net Assets	1,284,819	1,877,545	9,628,026	3,823,500	11,008,629	4,044,530

Net Assets
Beginning of year	21,595,894	19,718,349	63,565,130	59,741,630	53,925,912	49,881,382
End of year	$22,880,713	$21,595,894	$73,193,156	$63,565,130	$64,934,541	$53,925,912

Accumulated Undistributed Investment Income (Loss)	$—	$—	$—	$—	$—	$—

See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout the year indicated

Praxis Impact Bond Fund - Class A

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of year	$10.30	$10.32	$10.54	$10.27	$10.73
Net investment income(a)	0.21	0.20	0.23	0.24	0.25
Net realized and unrealized gains (losses) on investments	0.11	0.02	(0.19)	0.29	(0.42)
Total from investment operations	0.32	0.22	0.04	0.53	(0.17)
Less distributions:
Dividends from investment income	(0.23)	(0.23)	(0.25)	(0.26)	(0.28)
Distributions from net realized gains	—	(0.01)	(0.01)	—	(0.01)
Total distributions	(0.23)	(0.24)	(0.26)	(0.26)	(0.29)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$10.39	$10.30	$10.32	$10.54	$10.27
Total return (excludes sales charge)	3.11%	2.13%	0.33%	5.21%	(1.65%)
Net assets at end of year (in 000s)	$91,048	$83,211	$79,999	$74,950	$69,784
Ratio of net expenses to average net assets	0.93%	0.94%	0.93%	0.93%	0.94%
Ratio of net investment income to average net assets	2.02%	1.87%	2.16%	2.32%	2.34%
Ratio of gross expenses to average net assets*	0.98%	0.99%	0.98%	0.94%	0.99%
Portfolio turnover rate	17.36%	16.05%	22.67%	16.48%	23.68%

Praxis Impact Bond Fund - Class I

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of year	$10.25	$10.27	$10.50	$10.22	$10.69
Net investment income(a)	0.25	0.26	0.27	0.28	0.29
Net realized and unrealized gains (losses) on investments	0.11	0.00 (b)	(0.20)	0.30	(0.43)
Total from investment operations	0.36	0.26	0.07	0.58	(0.14)
Less distributions:
Dividends from investment income	(0.26)	(0.27)	(0.29)	(0.30)	(0.32)
Distributions from net realized gains	—	(0.01)	(0.01)	—	(0.01)
Total distributions	(0.26)	(0.28)	(0.30)	(0.30)	(0.33)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$10.35	$10.25	$10.27	$10.50	$10.22
Total return (excludes sales charge)	3.58%	2.55%	0.72%	5.66%	(1.26%)
Net assets at end of year (in 000s)	$432,654	$381,697	$353,954	$330,742	$292,594
Ratio of expenses to average net assets	0.54%	0.54%	0.54%	0.53%	0.54%
Ratio of net investment income to average net assets	2.41%	2.41%	2.55%	2.73%	2.73%
Portfolio turnover rate	17.36%	16.05%	22.67%	16.48%	23.68%

*	During the year, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the year.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis International Index Fund - Class A

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of year	$9.47	$9.15	$9.85	$10.64	$9.47
Net investment income(a)	0.13	0.13	0.14	0.20	0.14
Net realized and unrealized gains (losses) on investments	2.23	0.32	(0.71)	(0.81)	1.17
Total from investment operations	2.36	0.45	(0.57)	(0.61)	1.31
Less distributions:
Dividends from investment income	(0.14)	(0.13)	(0.13)	(0.18)	(0.14)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$11.69	$9.47	$9.15	$9.85	$10.64
Total return (excludes sales charge)	24.97%	4.97%	(5.76%)	(5.70%)	13.86%
Net assets at end of year (in 000s)	$26,344	$18,877	$17,631	$18,370	$19,892
Ratio of expenses to average net assets	1.26%	1.32%	1.33%	1.28%	1.43%
Ratio of net investment income to average net assets	1.22%	1.45%	1.45%	1.88%	1.36%
Portfolio turnover rate	5.22%	10.26%	4.48%	5.73%	11.36%

Praxis International Index Fund - Class I

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of year	$9.51	$9.19	$9.89	$10.70	$9.51
Net investment income(a)	0.19	0.19	0.20	0.25	0.20
Net realized and unrealized gains (losses) on investments	2.25	0.31	(0.71)	(0.82)	1.20
Total from investment operations	2.44	0.50	(0.51)	(0.57)	1.40
Less distributions:
Dividends from investment income	(0.20)	(0.18)	(0.19)	(0.24)	(0.21)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$11.75	$9.51	$9.19	$9.89	$10.70
Total return (excludes sales charge)	25.67%	5.48%	(5.19%)	(5.36%)	14.68%
Net assets at end of year (in 000s)	$257,538	$173,598	$153,099	$154,074	$150,369
Ratio of expenses to average net assets	0.72%	0.77%	0.78%	0.78%	0.80%
Ratio of net investment income to average net assets	1.75%	2.01%	1.97%	2.35%	1.96%
Portfolio turnover rate	5.22%	10.26%	4.48%	5.73%	11.36%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the year.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Value Index Fund - Class A

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of year	$12.64	$11.17	$12.54	$11.21	$8.71
Net investment income(a)	0.21	0.19	0.20	0.18	0.14
Net realized and unrealized gains (losses) on investments	1.85	1.61	(1.00)	1.23	2.60
Total from investment operations	2.06	1.80	(0.80)	1.41	2.74
Less distributions:
Dividends from investment income	(0.13)	(0.23)	(0.28)	(0.08)	(0.24)
Distributions from net realized gains	(0.75)	(0.10)	(0.29)	—	—
Total distributions	(0.88)	(0.33)	(0.57)	(0.08)	(0.24)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$13.82	$12.64	$11.17	$12.54	$11.21
Total return (excludes sales charge)	16.31%	16.13%	(6.41%)	12.57%	31.33%
Net assets at end of year (in 000s)	$25,057	$21,676	$17,453	$17,356	$16,275
Ratio of expenses to average net assets	0.94%	0.94%	0.94%	0.87%	1.03%
Ratio of net investment income to average net assets	1.58%	1.68%	1.62%	1.53%	1.40%
Portfolio turnover rate	31.87%	48.26%	21.38%	20.53%	30.38%

Praxis Value Index Fund - Class I

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of year	$12.56	$11.09	$12.46	$11.14	$8.65
Net investment income(a)	0.28	0.26	0.26	0.23	0.20
Net realized and unrealized gains (losses) on investments	1.85	1.60	(1.00)	1.22	2.59
Total from investment operations	2.13	1.86	(0.74)	1.45	2.79
Less distributions:
Dividends from investment income	(0.20)	(0.29)	(0.34)	(0.13)	(0.30)
Distributions from net realized gains	(0.75)	(0.10)	(0.29)	—	—
Total distributions	(0.95)	(0.39)	(0.63)	(0.13)	(0.30)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	—
Net asset value at end of year	$13.74	$12.56	$11.09	$12.46	$11.14
Total return (excludes sales charge)	16.91%	16.75%	(6.00%)	13.03%	32.26%
Net assets at end of year (in 000s)	$165,591	$137,191	$113,927	$108,845	$93,118
Ratio of expenses to average net assets	0.45%	0.44%	0.45%	0.45%	0.48%
Ratio of net investment income to average net assets	2.07%	2.25%	2.11%	1.94%	1.95%
Portfolio turnover rate	31.87%	48.26%	21.68%	20.53%	30.38%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the year.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Growth Index Fund - Class A

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of year	$18.82	$17.68	$17.25	$15.19	$11.63
Net investment income(a)	0.17	0.15	0.18	0.12	0.10
Net realized and unrealized gains on investments	4.78	1.11	0.46	2.05	3.58
Total from investment operations	4.95	1.26	0.64	2.17	3.68
Less distributions:
Dividends from investment income	(0.08)	(0.12)	(0.21)	(0.11)	(0.12)
Distributions from net realized gains	(0.64)	—	—	—	—
Total distributions	(0.72)	(0.12)	(0.21)	(0.11)	(0.12)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$23.05	$18.82	$17.68	$17.25	$15.19
Total return (excludes sales charge)	26.28%	7.15%	3.70%	14.26%	31.72%
Net assets at end of year (in 000s)	$87,613	$67,007	$64,689	$55,833	$51,724
Ratio of expenses to average net assets	0.85%	0.86%	0.84%	0.91%	1.01%
Ratio of net investment income to average net assets	0.78%	0.86%	1.00%	0.73%	0.76%
Portfolio turnover rate	27.49%	43.09%	18.68%	19.09%	14.82%

Praxis Growth Index Fund - Class I

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of year	$18.93	$17.79	$17.34	$15.27	$11.68
Net investment income(a)	0.26	0.23	0.25	0.20	0.18
Net realized and unrealized gains on investments	4.82	1.11	0.47	2.06	3.60
Total from investment operations	5.08	1.34	0.72	2.26	3.78
Less distributions:
Dividends from investment income	(0.16)	(0.20)	(0.27)	(0.19)	(0.19)
Distributions from net realized gains	(0.64)	—	—	—	—
Total distributions	(0.80)	(0.20)	(0.27)	(0.19)	(0.19)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$23.21	$18.93	$17.79	$17.34	$15.27
Total return (excludes sales charge)	26.78%	7.62%	4.10%	14.77%	32.26%
Net assets at end of year (in 000s)	$171,884	$136,862	$122,311	$118,619	$100,561
Ratio of expenses to average net assets	0.44%	0.44%	0.44%	0.42%	0.47%
Ratio of net investment income to average net assets	1.18%	1.26%	1.38%	1.22%	1.31%
Portfolio turnover rate	27.49%	43.09%	18.68%	19.09%	14.82%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the year.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Small Cap Index Fund - Class A

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of year	$9.67	$9.45	$11.49	$13.80	$11.33
Net investment income (loss)(a)	0.02	(0.08)	(0.09)	(0.12)	(0.12)
Net realized and unrealized gains (losses) on investments	1.03	0.85	(0.41)	(0.43)	4.04
Total from investment operations	1.05	0.77	(0.50)	(0.55)	3.92
Less distributions:
Dividends from net realized gains	(2.09)	(0.55)	(1.54)	(1.76)	(1.45)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$8.63	$9.67	$9.45	$11.49	$13.80
Total return (excludes sales charge)	10.70%	8.18%	(4.53%)	(4.11%)	34.63%
Net assets at end of year (in 000s)	$5,449	$5,771	$7,339	$7,664	$8,465
Ratio of net expenses to average net assets	1.13%	1.67%	1.68%	1.69%	1.69%
Ratio of net investment income (loss) to average net assets	0.21%	(1.45%)	(0.75%)	(0.95%)	(0.95%)
Ratio of gross expenses to average net assets*	1.66%	1.76%	1.81%	1.70%	1.90%
Portfolio turnover rate	103.54%	60.49%	75.84%	73.67%	49.25%

Praxis Small Cap Index Fund - Class I

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of year	$10.35	$10.01	$12.01	$14.25	$11.59
Net investment income (loss)(a)	0.09	(0.02)	(0.01)	(0.04)	(0.04)
Net realized and unrealized gains (losses) on investments	1.09	0.91	(0.45)	(0.44)	4.15
Total from investment operations	1.18	0.89	(0.46)	(0.48)	4.11
Less distributions:
Dividends from investment income	(0.08)	—	—	—	—
Dividends from net realized gains	(2.09)	(0.55)	(1.54)	(1.76)	(1.45)
Total distributions	(2.17)	(0.55)	(1.54)	(1.76)	(1.45)
Paid-in capital from redemption fees	—	—	—	0.00 (b)	0.00 (b)
Net asset value at end of year	$9.36	$10.35	$10.01	$12.01	$14.25
Total return (excludes sales charge)	11.22%	8.93%	(3.99%)	(3.49%)	35.53%
Net assets at end of year (in 000s)	$48,015	$42,139	$39,824	$53,783	$68,762
Ratio of expenses to average net assets	0.50%	1.00%	1.06%	1.02%	1.04%
Ratio of net investment income (loss) to average net assets	0.85%	(0.13%)	(0.07%)	(0.28%)	(0.31%)
Portfolio turnover rate	103.54%	60.49%	75.84%	73.67%	49.25%

*	During the year, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the year.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Conservative Portfolio - Class A

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of year	$11.18	$10.97	$11.34	$11.10	$10.79
Net investment income(a)	0.21	0.19	0.22	0.21	0.23
Net realized and unrealized gains (losses) on investments	0.72	0.29	(0.31)	0.42	0.45
Total from investment operations	0.93	0.48	(0.09)	0.63	0.68
Less distributions:
Dividends from investment income	(0.21)	(0.21)	(0.22)	(0.21)	(0.23)
Distributions from net realized gains	(0.15)	(0.06)	(0.06)	(0.18)	(0.14)
Total distributions	(0.36)	(0.27)	(0.28)	(0.39)	(0.37)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$11.75	$11.18	$10.97	$11.34	$11.10
Total return (excludes sales charge)	8.36%	4.23%	(0.81%)	5.68%	6.28%
Net assets at end of year (in 000s)	$22,881	$21,596	$19,718	$19,128	$18,045
Ratio of net expenses to average net assets†	0.61%	0.58%	0.60%	0.60%	0.61%
Ratio of net investment income to average net assets*	1.83%	1.72%	1.95%	1.82%	2.04%
Ratio of gross expenses to average net assets†**	0.64%	0.58%	0.63%	0.62%	0.64%
Portfolio turnover rate	15.88%	11.42%	8.66%	10.78%	25.69%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
**	During the year, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the year.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Balanced Portfolio - Class A

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of year	$12.55	$12.13	$12.76	$12.50	$11.14
Net investment income(a)	0.28	0.17	0.21	0.17	0.20
Net realized and unrealized gains (losses) on investments	1.40	0.64	(0.42)	0.49	1.50
Total from investment operations	1.68	0.81	(0.21)	0.66	1.70
Less distributions:
Dividends from investment income	(0.29)	(0.19)	(0.22)	(0.17)	(0.19)
Distributions from net realized gains	(0.23)	(0.20)	(0.20)	(0.23)	(0.15)
Total distributions	(0.52)	(0.39)	(0.42)	(0.40)	(0.34)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$13.71	$12.55	$12.13	$12.76	$12.50
Total return (excludes sales charge)	13.38%	6.58%	(1.66%)	5.30%	15.30%
Net assets at end of year (in 000s)	$73,193	$63,565	$59,742	$57,611	$53,614
Ratio of net expenses to average net assets†	0.53%	0.55%	0.54%	0.58%	0.60%
Ratio of net investment income to average net assets*	2.15%	1.39%	1.65%	1.33%	1.65%
Portfolio turnover rate	11.91%	10.29%	6.53%	10.26%	19.91%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the year.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Growth Portfolio - Class A

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of year	$13.47	$12.93	$13.79	$13.49	$11.40
Net investment income(a)	0.32	0.14	0.18	0.13	0.17
Net realized and unrealized gains (losses) on investments	1.93	0.87	(0.52)	0.56	2.26
Total from investment operations	2.25	1.01	(0.34)	0.69	2.43
Less distributions:
Dividends from investment income	(0.33)	(0.14)	(0.19)	(0.13)	(0.17)
Distributions from net realized gains	(0.30)	(0.33)	(0.33)	(0.26)	(0.17)
Total distributions	(0.63)	(0.47)	(0.52)	(0.39)	(0.34)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$15.09	$13.47	$12.93	$13.79	$13.49
Total return (excludes sales charge)	16.71%	7.82%	(2.49%)	5.09%	21.28%
Net assets at end of year (in 000s)	$64,935	$53,925	$49,881	$49,670	$45,793
Ratio of net expenses to average net assets†	0.60%	0.61%	0.62%	0.60%	0.60%
Ratio of net investment income to average net assets*	2.29%	1.09%	1.33%	0.95%	1.39%
Ratio of gross expenses to average net assets†**	0.60%	0.61%	0.62%	0.60%	0.66%
Portfolio turnover rate	11.05%	9.32%	7.39%	8.81%	20.87%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
**	During the year certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the year.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Notes to Financial Statements	December 31, 2017

1. Organization:

The Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated April 28, 2016, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2017, the Trust consists of the Praxis Impact Bond Fund, the Praxis International Index Fund, the Praxis Value Index Fund, the Praxis Growth Index Fund, and the Praxis Small Cap Index Fund (formerly the Praxis Small Cap Fund), (individually a “Fund”, collectively “the Funds”), the Praxis Genesis Conservative Portfolio, the Praxis Genesis Balanced Portfolio, and the Praxis Genesis Growth Portfolio, (individually a “Portfolio”, collectively “the Portfolios”). The Funds and Portfolios are also referred to individually as the Impact Bond Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Index Fund, Conservative Portfolio, Balanced Portfolio and Growth Portfolio in the financial statements. Each Fund and Portfolio is a diversified series of the Trust. As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund and Portfolio follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

As of December 31, 2017, the Funds offer Class A and Class I Shares and the Portfolios offer Class A Shares. Each class of shares in a Fund or Portfolio has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, certain other class specific expenses and income, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Class A has a maximum sales charge on purchases of 5.25 percent as a percentage of the original purchase price, except for the Impact Bond Fund which has a maximum sales charge of 3.75 percent.

2. Significant Accounting Policies:

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The Funds and Portfolios have adopted these amendments, which were effective August 1, 2017, with these financial statements.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting year. Actual results could differ from those estimates.

Securities Valuation:

The Funds and Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Securities generally are valued at fair values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in open-end investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and fair values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their debt investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When valuing foreign securities held by the Funds, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established are reviewed by the Pricing Committee of the Funds and Portfolios (“Pricing Committee”) under general supervision of the Board of Trustees (the “Board”). Securities for which market quotations are not readily available (e.g. an approved pricing service does not provide a price, certain stale prices or an event occurs that materially affects the furnished price) are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board. Short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued at amortized cost, which approximates fair value. The Portfolios’ investments in the Funds (the “Underlying Funds”) are valued at the closing net asset value per share.

In certain circumstances, the Praxis Mutual Funds Valuation Procedures (“Valuation Procedures”) contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Pricing Committee. In valuing restricted securities under the Valuation Procedures, the Pricing Committee will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Pricing Committee report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

Notes to Financial Statements, continued	December 31, 2017

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

● Level 1 — quoted prices in active markets for identical securities

● Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 — significant unobservable inputs (including the Funds’ and Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities is not necessarily an indication of the risks associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Trust determines transfers between fair value hierarchy levels at the reporting period end.

The aggregate value by input level, as of December 31, 2017, for each Fund’s and Portfolio’s investments are as follows:

Impact Bond Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Value
Asset Backed Securities	$—	$12,967,487	$—	$12,967,487
Commercial Mortgage Backed Securities	—	3,060,985	—	3,060,985
Municipal Bonds	—	11,434,767	—	11,434,767
Corporate Bonds	—	184,937,246	—	184,937,246
Corporate Notes	—	4,850,000	—	4,850,000
Foreign Governments	—	50,062,516	—	50,062,516
U.S. Government Agencies	—	237,309,232	—	237,309,232
Investment Companies	3,584,141	—	—	3,584,141
Total Investments	$3,584,141	$504,622,233	$—	$508,206,374

There were no transfers in and out of Level 1, 2 or 3 during the year ended December 31, 2017.

International Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$216,869,644	$63,040,358	$—	$279,910,002
Rights	11,203	—	—	11,203
Corporate Notes	—	2,350,000	—	2,350,000
Total Investments	$216,880,847	$65,390,358	$—	$282,271,205

The transfers from Level 1 to Level 2 at the end of the period were as a result of the Fund’s systematic application of the fair value trigger for international securities.

The International Index Level 2 investments in Common Stock presented above totaling $63,040,358 were considered Level 1 investments at the beginning of the reporting period.

Value Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$186,854,494	$—	$—	$186,854,494
Rights	—	—	6,706	6,706
Corporate Notes	—	1,560,000	—	1,560,000
Total Investments	$186,854,494	$1,560,000	$6,706	$188,421,200

Notes to Financial Statements, continued	December 31, 2017

The following table presents the Value Index Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2017.

Rights
Value, December 31, 2016	$6,706
Purchases	—
Unrealized gains	—
Value, December 31, 2017	$6,706

The following table summarizes the valuation techniques used and unobservable inputs approved and monitored by the Board to determine the fair value of Value Index Fund’s Level 3 common stocks as of December 31, 2017:

	Fair Value	Valuation Technique	Unobservable Input	Range	Impact to Valuation From a Decrease in Input
Rights	$6,706	Calculation of Proceeds from Sale of Business	Estimated Value of Proceeds from Sale of Business	$1.02 per share	Decrease in Valuation

Growth Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$255,445,133	$—	$—	$255,445,133
Corporate Notes	—	2,100,000	—	2,100,000
Total Investments	$255,445,133	$2,100,000	$—	$257,545,133

There were no transfers in and out of Level 1, 2 or 3 during the year ended December 31, 2017.

Small Cap Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$52,601,631	$—	$—	$52,601,631
Corporate Notes	—	445,000	—	445,000
Total Investments	$52,601,631	$445,000	$—	$53,046,631

There were no transfers in and out of Level 1, 2 or 3 during the year ended December 31, 2017.

Conservative Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Value
Mutual Funds	$22,885,554	$—	$—	$22,885,554
Total Investments	$22,885,554	$—	$—	$22,885,554

There were no transfers in and out of Level 1, 2 or 3 during the year ended December 31, 2017.

Balanced Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Value
Mutual Funds	$73,220,753	$—	$—	$73,220,753
Total Investments	$73,220,753	$—	$—	$73,220,753

There were no transfers in and out of Level 1, 2 or 3 during the year ended December 31, 2017.

Growth Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Value
Mutual Funds	$64,967,140	$—	$—	$64,967,140
Total Investments	$64,967,140	$—	$—	$64,967,140

There were no transfers in and out of Level 1, 2 or 3 during the year ended December 31, 2017.

Notes to Financial Statements, continued	December 31, 2017

Investment Transactions and Related Income:

Changes in holdings of portfolio investments are reflected in the calculation of each Fund’s and Portfolio’s net asset value no later than the first business day following trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period. Realized gains or losses realized on sales of investments are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Allocations:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund or Portfolio are allocated proportionally among all Funds and Portfolios daily in relation to the net assets of each Fund or Portfolio or another reasonable measure.

The Portfolios invest in other Praxis equity and fixed income funds (the “Underlying Funds”) and, as a result, the Portfolios indirectly pay a portion of the operating expenses, including management fees, of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are reflected as Acquired Fund Fees and Expenses (“AFFE”) in the Portfolios’ prospectus fee tables. Actual indirect expenses vary depending on how a Portfolio’s assets are allocated among the Underlying Funds.

Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The fair value of investment securities and other assets and liabilities of the International Index Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The Funds and Portfolios do not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate.

Dividends and Distributions:

Dividends from net investment income, if any, are declared and paid monthly for the Impact Bond Fund and for each of the Portfolios. Dividends from net investment income, if any, are declared and paid annually for the International Index Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Index Fund. To the extent the Portfolios invest in the Impact Bond Fund and receive dividends, they will be paid monthly. Distributions of net realized capital gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolios are first notified of the dividend. Distributable net realized capital gains of the Funds, if any, are declared and distributed at least annually.

Notes to Financial Statements, continued	December 31, 2017

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Uninvested Cash:

The Funds may maintain cash at their custodian which, at times, may exceed United States federally insured limits.

Federal Income Taxes:

It is each Fund’s and Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions available to investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld.

Redemption Fees:

The Funds and Portfolios will charge a redemption fee of two percent of the total redemption amount if a shareholder sells or exchanges shares after holding them for less than 30 days subject to certain exceptions and limitations described in the Prospectus. Amounts charged are included in Paid-in Capital Share Transactions as disclosed in Note 6 to the Financial Statements.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the year ended December 31, 2017 were as follows:

	Purchases	Sales
Impact Bond Fund	$128,580,917	$82,188,720
International Index Fund	52,324,607	12,866,145
Value Index Fund	60,074,894	55,565,371
Growth Index Fund	65,940,371	64,105,524
Small Cap Index Fund	54,511,014	50,498,288
Conservative Portfolio	3,642,873	3,512,621
Balanced Portfolio	12,288,571	8,137,328
Growth Portfolio	11,782,675	6,579,412

4. Investment Transactions with Affiliates:

The Portfolios invest in the underlying Praxis Mutual Funds which are also advised by the Adviser. Therefore, the Underlying Funds are deemed affiliates, and the related activities in those investments were as follows:

	For the year ended December 31, 2017
Affiliate	Fair Value at December 31, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2017
Praxis Genesis Conservative Portfolio
Impact Bond - Class I	$15,169,753	$2,381,396	$(1,713,668)	$(29,609)	$176,929	$15,984,801	$392,037	$—	1,544,425
International Index - Class I	1,612,374	447,267	(373,995)	29,985	382,960	2,098,591	35,376	—	178,603
Growth Index - Class I	2,134,626	250,835	(721,352)	222,709	216,956	2,103,774	14,498	55,458	90,641
Value Index - Class I	2,145,972	390,718	(610,424)	81,315	117,321	2,124,902	54,953	83,814	154,651
Small Cap Index - Class I	541,494	172,657	(93,182)	(9,673)	(37,810)	573,486	42,062	66,780	61,270
Total	$21,604,219	$3,642,873	$(3,512,621)	$294,727	$856,356	$22,885,554	$538,926	$206,052	2,029,590

Notes to Financial Statements, continued	December 31, 2017

	For the year ended December 31, 2017
Affiliate	Fair Value at December 31, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2017
Praxis Genesis Balanced Portfolio
Impact Bond - Class I	$25,584,075	$4,645,743	$(1,320,542)	$(26,348)	$278,462	$29,161,390	$688,985	$—	2,817,526
International Index - Class I	9,519,836	2,583,746	(1,235,794)	68,590	2,452,760	13,389,138	225,621	—	1,139,501
Growth Index - Class I	11,024,719	1,085,510	(2,798,775)	892,768	1,411,224	11,615,446	80,007	306,008	500,450
Value Index - Class I	11,080,357	1,868,099	(2,236,357)	203,875	820,656	11,736,630	303,367	462,655	854,194
Small Cap Index - Class I	6,386,048	2,105,473	(545,860)	(59,657)	(567,855)	7,318,149	537,371	851,686	781,854
Total	$63,595,035	$12,288,571	$(8,137,328)	$1,079,228	$4,395,247	$73,220,753	$1,835,351	$1,620,349	6,093,525

	For the year ended December 31, 2017
Affiliate	Fair Value at December 31, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2017
Praxis Genesis Growth Portfolio
Impact Bond - Class I	$10,872,897	$2,374,318	$(435,259)	$(9,388)	$117,411	$12,919,979	$299,116	$—	1,248,307
International Index - Class I	10,789,040	3,081,585	(953,124)	46,516	2,856,355	15,820,372	266,516	—	1,346,415
Growth Index - Class I	12,047,766	1,260,972	(2,667,891)	731,434	1,809,938	13,182,219	90,765	347,254	567,954
Value Index - Class I	12,107,486	2,173,631	(2,078,290)	199,307	918,542	13,320,676	344,227	525,053	969,482
Small Cap Index - Class I	8,131,124	2,892,169	(444,848)	(56,653)	(797,898)	9,723,894	714,037	1,131,576	1,038,878
Total	$53,948,313	$11,782,675	$(6,579,412)	$911,216	$4,904,348	$64,967,140	$1,714,661	$2,003,883	5,171,036

5. Related Party Transactions:

Everence Capital Management, Inc. (the “Adviser”) provides investment advisory services to the Funds and Portfolios. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds and Portfolios as follows:

Impact Bond Fund	0.40%
International Index Fund	0.55%*
Value Index Fund	0.30%
Growth Index Fund	0.30%
Small Cap Index Fund	0.30%
Conservative Portfolio	0.05%
Balanced Portfolio	0.05%
Growth Portfolio	0.05%

*	The International Index Fund’s Investment Advisory Fee is subject to a fee breakpoint schedule as follows:
0.60% on average net assets up to and including $100 million and 0.51% over $100 million up to and including $500 million, and 0.45% over $500 million

The Adviser has retained Aperio Group LLC (the “Sub-Adviser”) to perform the daily investment of the assets of the International Index Fund under the terms of a Sub-Advisory Agreement. The Adviser (not the Funds) pays the Sub-Adviser a fee for these services. Prior to January 1, 2017, Luther King Capital Management (“Luther King”) served as sub-adviser to the Small Cap Index Fund. Performance prior to that date includes performance of the Fund’s previous sub-adviser, Luther King, using a different investment strategy.

The Adviser has entered into an expense limitation agreement effective until April 30, 2018. Pursuant to this agreement, the Adviser has agreed to reduce its fees (but not below zero) and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding AFFE), brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) of certain Funds and the Portfolios. Those Funds and Portfolios have agreed to repay the Adviser for the amount of fee reduction and/or expense reimbursements by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed the contractual expense limit in place at the time of the fee reduction and/or reimbursement and at the time of repayment, and the repayment is made within three years after the year in which the Adviser reduced and/or reimbursed the expense.

Notes to Financial Statements, continued	December 31, 2017

The contractual expense limits in place as of December 31, 2017 were:

Impact Bond Fund (Class A)	0.90%
Small Cap Index Fund (Class A)	1.10%
Conservative Portfolio (Class A)	0.60%
Balanced Portfolio (Class A)	0.60%
Growth Portfolio (Class A)	0.60%

For the year ended December 31, 2017, the Adviser contractually reduced investment advisory fees and/or reimbursed other operating expenses of the Funds and Portfolios as follows:

Impact Bond Fund (Class A)	$43,249
Small Cap Index Fund (Class A)	27,926
Conservative Portfolio	6,410

As of December 31, 2017, the Funds and Portfolios had the following amounts (and year of expiration) subject to repayment to the Adviser:

	Year Waived	Year Repayment Expires	Balance
Impact Bond Fund	2015	2018	$35,957
	2016	2019	48,214
	2017	2020	43,249
			$127,420
Small Cap Index Fund	2015	2018	$9,640
	2016	2019	6,061
	2017	2020	27,926
			$43,627
Conservative Portfolio	2015	2018	$4,872
	2017	2020	6,410
			$11,282

U.S. Bancorp Fund Services LLC provides transfer agent, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, U.S. Bancorp Fund Services LLC receives an annual fee, paid monthly, from each Fund and Portfolio.

Foreside Financial Services, LLC (“Distributor” and “Underwriter”) serves as the Funds’ and Portfolios’ principal Distributor and Underwriter and, as such, acts as exclusive agent for distribution of the Funds’ and Portfolios’ shares. Under the terms of the Underwriting Agreements between the Trust and the Underwriter, the Underwriter earned amounts from underwriting and broker commissions on the sale of shares during the year ended December 31, 2017 as follows:

Impact Bond Fund	$5,672
International Index Fund	716
Value Index Fund	2,737
Growth Index Fund	7,681
Small Cap Index Fund	718
Conservative Portfolio	7,657
Balanced Portfolio	19,404
Growth Portfolio	22,781

The Trust has adopted a Plan of Distribution (“Rule 12b-1 Plan”) under which each Fund and Portfolio may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. The Rule 12b-1 Plan permits Class A Shares of the Funds and Portfolios to pay a 12b-1 fee of up to 0.50% of the average daily net assets attributable to Class A Shares of the applicable Fund and Portfolio, although the Board has currently authorized the Funds and Portfolios to charge no more than 0.25%. The Distributor may use the 12b-1 fee for shareholder servicing or distribution.

The Trust has entered into a Management and Administration Agreement with Foreside Management Services, LLC (“Foreside”) to serve as business manager and administrator for the Trust on behalf of the Funds. Pursuant to the terms of the Agreement, Foreside, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to Assistant Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to

Notes to Financial Statements, continued	December 31, 2017

shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the SEC; and maintaining books and records in accordance with applicable laws and regulations. For these services, Foreside receives a monthly fee from each Fund and Portfolio. These fees are included in Administration Fees on the Statements of Operations.

For the fiscal year ended December 31, 2017, the Chair of the Board of Trustees received an annual retainer of $9,000. The Audit Committee Chair received an annual retainer of $7,000. Each additional Independent Trustee received an annual retainer of $6,000. The meeting attendance fee was $2,000 per Trustee for each quarterly in-person meeting and $1,000 for telephonic Board meetings. The Trust paid $89,000 in aggregate Trustee fees during the fiscal year ended December 31, 2017.

6. Capital Share Transactions:

Transactions in shares of the Funds and Portfolios are summarized below:

	Praxis Impact Bond Fund		Praxis International Index Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$35,386,654	$29,429,619	$8,797,660	$3,792,535
Dividends reinvested	1,721,957	1,664,625	314,802	261,502
Cost of shares redeemed	(29,981,300)	(27,546,172)	(6,544,018)	(3,539,492)
Redemption fees	3,158	2,021	1,919	375
Class A Share Transactions	$7,130,469	$3,550,093	$2,570,363	$514,920
Class I Shares:
Proceeds from shares issued	$98,108,203	$86,125,619	$67,687,576	$35,441,754
Dividends reinvested	5,328,571	5,090,725	2,222,131	1,914,089
Cost of shares redeemed	(55,889,095)	(62,337,747)	(31,870,727)	(22,752,292)
Redemption fees	263	731	9	143
Class I Share Transactions	$47,547,942	$28,879,328	$38,038,989	$14,603,694
Net increase from capital transactions	$54,678,411	$32,429,421	$40,609,352	$15,118,614
Share Transactions:
Class A Shares:
Issued	3,401,672	2,797,252	836,694	419,684
Reinvested	165,617	158,049	26,929	27,614
Redeemed	(2,884,259)	(2,629,475)	(604,092)	(380,688)
Change in Class A Shares:	683,030	325,826	259,531	66,610
Class I Shares:
Issued	9,474,078	8,234,526	6,373,028	3,819,634
Reinvested	514,796	485,957	189,057	201,271
Redeemed	(5,399,852)	(5,945,448)	(2,899,001)	(2,434,021)
Change in Class I Shares:	4,589,022	2,775,035	3,663,084	1,586,884
Net increase from share transactions	5,272,052	3,100,861	3,922,615	1,653,494

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Index Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$3,979,597	$4,090,425	$14,919,975	$11,774,936	$1,035,911	$1,079,098
Dividends reinvested	1,479,976	536,510	2,572,401	400,344	1,036,464	300,915
Cost of shares redeemed	(4,100,404)	(2,778,619)	(11,995,921)	(14,102,860)	(1,829,245)	(3,092,514)
Redemption fees	70	80	1,010	654	8	3
Class A Share Transactions	$1,359,239	$1,848,396	$5,497,465	$(1,926,926)	$243,138	$(1,712,498)
Class I Shares:
Proceeds from shares issued	$30,679,948	$28,468,317	$30,181,072	$31,920,870	$6,039,254	$5,305,383
Dividends reinvested	9,258,756	2,682,677	5,133,885	982,772	8,949,860	2,125,232
Cost of shares redeemed	(25,092,141)	(24,305,718)	(31,934,363)	(26,202,372)	(4,922,317)	(6,707,908)
Redemption fees	140	237	871	252	—	—
Class I Share Transactions	$14,846,703	$6,845,513	$3,381,465	$6,701,522	$10,066,797	$722,707

Notes to Financial Statements, continued	December 31, 2017

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Index Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Net increase (decrease) from capital transactions	$16,205,942	$8,693,909	$8,878,930	$4,774,596	$10,309,935	$(989,791)
Share Transactions:
Class A Shares:
Issued	297,531	348,891	691,283	658,317	104,143	116,839
Reinvested	105,798	42,163	110,660	21,272	119,271	31,086
Redeemed	(305,213)	(238,887)	(562,010)	(776,458)	(188,255)	(327,644)
Change in Class A Shares:	98,116	152,167	239,933	(96,869)	35,159	(179,719)
Class I Shares:
Issued	2,307,544	2,453,620	1,408,131	1,743,165	576,218	549,814
Reinvested	662,890	211,366	218,870	51,916	941,733	205,336
Redeemed	(1,839,118)	(2,012,029)	(1,453,464)	(1,439,842)	(461,088)	(661,323)
Change in Class I Shares:	1,131,316	652,957	173,537	355,239	1,056,863	93,827
Net increase (decrease) from share transactions	1,229,432	805,124	413,470	258,370	1,092,022	(85,892)

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,415,331	$3,738,104	$6,665,048	$5,842,699	$6,223,388	$4,615,324
Dividends reinvested	681,292	468,949	2,666,495	1,855,261	2,628,416	1,832,565
Cost of shares redeemed	(2,885,168)	(2,725,336)	(5,588,509)	(5,963,368)	(4,388,904)	(4,557,323)
Redemption fees	4	6	163	78	546	102
Class A Share Transactions	$211,459	$1,481,723	$3,743,197	$1,734,670	$4,463,446	$1,890,668
Net increase from capital transactions	$211,459	$1,481,723	$3,743,197	$1,734,670	$4,463,446	$1,890,668
Share Transactions:
Class A Shares:
Issued	207,009	334,248	498,400	473,985	427,916	351,978
Reinvested	58,042	41,789	193,610	147,428	172,136	135,015
Redeemed	(248,400)	(243,237)	(418,458)	(479,444)	(300,469)	(342,563)
Change in Class A Shares:	16,651	132,800	273,552	141,969	299,583	144,430
Net increase from share transactions	16,651	132,800	273,552	141,969	299,583	144,430

7. Federal Income Tax Information:

The character of dividends paid to shareholders of the Funds and Portfolios for federal income tax purposes during the years ended December 31, 2017 and 2016 was as follows:

	Praxis Impact Bond Fund		Praxis International Index Fund		Praxis Value Index Fund
	2017	2016	2017	2016	2017	2016
From ordinary income	$12,222,106	$11,758,062	$4,702,049	$3,584,912	$4,825,740	$3,531,406
From long-term capital gains	—	376,616	—	—	7,541,994	1,211,855
Total distributions	$12,222,106	$12,134,678	$4,702,049	$3,584,912	$12,367,734	$4,743,261

	Praxis Growth Index Fund		Praxis Small Cap Index Fund
	2017	2016	2017	2016
From ordinary income	$1,515,614	$1,906,109	$3,903,157	$—
From long-term capital gains	6,865,060	—	6,265,554	2,454,091
Total distributions	$8,380,674	$1,906,109	$10,168,711	$2,454,091

Notes to Financial Statements, continued	December 31, 2017

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	2017	2016	2017	2016	2017	2016
From ordinary income	$428,652	$359,249	$1,603,026	$858,748	$1,451,194	$561,393
From long-term capital gains	259,873	116,382	1,078,299	1,007,969	1,183,386	1,276,445
Total distributions	$688,525	$475,631	$2,681,325	$1,866,717	$2,634,580	$1,837,838

The following information is computed on a tax basis for each item as of December 31, 2017:

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund
Tax cost of portfolio investments	$500,719,266	$211,634,084	$147,076,897
Gross unrealized appreciation	11,098,650	80,712,965	44,031,574
Gross unrealized depreciation	(3,611,542)	(10,075,844)	(2,687,271)
Net unrealized appreciation (depreciation) on investments	$7,487,108	$70,637,121	$41,344,303
Net unrealized appreciation (depreciation) on foreign currency transactions	—	4,796	—
Undistributed ordinary income	31,414	177,181	3,526,902
Undistributed long-term capital gains	—	—	5,855,216
Post-October capital losses	—	—	—
Accumulated capital and other losses	(317,020)	(16,832,927)	—
Accumulated earnings	$7,201,502	$53,986,171	$50,726,421

	Praxis Growth Index Fund	Praxis Small Cap Index Fund
Tax cost of portfolio investments	$152,990,367	$48,192,219
Gross unrealized appreciation	105,859,631	8,566,324
Gross unrealized depreciation	(1,304,865)	(3,711,912)
Net unrealized appreciation (depreciation) on investments	$104,554,766	$4,854,412
Net unrealized appreciation (depreciation) on foreign currency transactions	1,645	—
Undistributed ordinary income	3,035,343	43,707
Undistributed long-term capital gains	6,398,861	1,337
Post-October capital losses	—	—
Accumulated capital and other losses	—	—
Accumulated earnings	$113,990,615	$4,899,456

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Tax cost of portfolio investments	$20,683,282	$60,104,742	$50,392,472
Gross unrealized appreciation	2,296,637	13,587,321	15,224,125
Gross unrealized depreciation	(94,365)	(471,310)	(649,458)
Net unrealized appreciation (depreciation) on investments	$2,202,272	$13,116,011	$14,574,667
Undistributed ordinary income	14,323	20,325	32,460
Undistributed long-term capital gains	302,867	1,925,186	2,148,265
Post-October capital losses	—	—	—
Accumulated capital and other losses	—	—	—
Accumulated earnings	$2,519,462	$15,061,522	$16,755,392

Post October capital losses listed above incurred after October 31, 2017 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales loss and nontaxable distributions, as well as investments in Passive Foreign Investment Companies.

For the latest tax year ended December 31, 2017, the following Funds have capital loss carry forwards (“CLCFs”) as summarized below.

CLCFs not subject to expiration:

	Praxis Impact Bond Fund	Praxis International Index Fund
No expiration - short-term	$317,020	$6,607,404
No expiration - long-term	—	10,225,523
	$317,020	$16,832,927

As of the latest tax year ended December 31, 2017, the Impact Bond Fund utilized $521,705 of CLCFs.

Notes to Financial Statements, continued	December 31, 2017

Certain reclassifications, the result of permanent differences between fi nancial statement and income tax reporting requirements, have been made to the components of capital. Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, distribution redesignations, Passive Foreign Investment Companies, equalization and net investment losses. These reclassifications have no impact on the net assets or the net asset value per share of the Funds and Portfolios and are designed to present each Fund’s or Portfolio’s capital accounts on a tax basis. The following reclassifications have been made to the following Funds and Portfolios for the year ended December 31, 2017:

	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Impact Bond Fund	$(1)	$788,957	$(788,956)
International Index Fund	—	(60,841)	60,841
Value Index Fund	1,071,413	—	(1,071,413)
Growth Index Fund	1,039,949	—	(1,039,949)
Small Cap Index Fund	1,049,411	8,710	(1,058,121)
Conservative Portfolio	20,442	5,749	(26,191)
Balanced Portfolio	67,806	33,998	(101,804)
Growth Portfolio	62,035	45,457	(107,492)

The Funds and Portfolios have analyzed their tax positions taken on Federal income tax returns for the all open tax years (tax years ended December 31, 2014 through 2017) and have concluded that no provisions for income tax is required in their financial statements. The Funds and Portfolios recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.

8. Commitments and Contingencies

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s and Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund or Portfolio. However, based on experience, the Trust expects the risk of loss to be remote.

9. Subsequent Events

The Funds and Portfolios evaluated subsequent events from December 31, 2017 through the date these financial statements were issued. There were no significant events that would have a material impact on the Funds’ and Portfolios’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Praxis Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Praxis Impact Bond Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Index Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio, and Praxis Genesis Growth Portfolio (the “Funds”), each a series of Praxis Mutual Funds, as of December 31, 2017, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of their operations and changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial statements and financial highlights for the years ended December 31, 2016 and prior, were audited by another registered public accounting firm, whose report dated February 24, 2017, expressed an unqualified opinion on those financial statements.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 26, 2018

Additional Fund Information (unaudited)	December 31, 2017

Praxis Impact Bond Fund

Security Allocation	Percentage of Net Assets
Asset Backed Security	2.5%
Commercial Mortgage Backed Security	0.6%
Corporate Bond	35.4%
Corporate Notes	0.9%
Federal Home Loan Bank	3.9%
Federal Home Loan Mortgage Corporation	16.3%
Federal National Mortgage Association	22.1%
Foreign Governments	9.5%
Government National Mortgage Association	0.1%
Investment Company	0.7%
Municipal Bond	2.2%
Overseas Private Investment Corporation	0.5%
Small Business Administration	0.1%
United States Agency of International Development	2.1%
United States Department of Housing and Urban Development	0.2%
Total	97.1%

Praxis International Index Fund

Security Allocation	Percentage of Net Assets
Australia	5.0%
Austria	0.2%
Belgium	0.2%
Brazil	1.2%
Canada	6.6%
Cayman Islands	0.9%
Chile	0.7%
China	6.2%
Columbia	0.4%
Denmark	1.0%
Finland	0.5%
France	6.4%
Germany	6.6%
Hong Kong	3.3%
Hungary**	0.0%
India	1.4%
Indonesia	0.6%
Ireland	0.8%
Israel	0.6%
Italy	0.9%
Japan	16.3%
Jersey	0.3%
Luxembourg	0.6%
Mexico	1.0%
Netherlands	3.4%
Norway	1.3%
Peru	0.4%
Portugal	0.1%
Russia	0.7%
Singapore	1.5%
South Africa	2.2%
South Korea	2.4%
Spain	2.0%
Sweden	2.1%
Switzerland	6.1%
Taiwan	2.2%
Turkey	0.1%
United Kingdom	10.3%
United States	2.1%
Corporate Notes	0.8%
Total	99.4%

**	Amount rounds to less than 0.1%

Praxis International Index Fund

Security Allocation	Percentage of Net Assets
Air Freight & Logistics	0.4%
Airlines	0.3%
Auto Components	1.3%
Automobiles	3.7%
Banks	15.0%
Beverages	0.4%
Biotechnology	0.5%
Building Products	0.4%
Capital Markets	1.2%
Chemicals	2.9%
Commercial Services & Supplies	0.2%
Communications Equipment	0.2%
Construction & Engineering	1.0%
Construction Materials	0.5%
Containers and Packaging	0.2%
Diversified Consumer Services	0.5%
Diversified Financial Services	0.9%
Diversified Telecommunications Services	3.5%
Electric Utilities	1.0%
Electrical Equipment	1.8%
Electronic Equipment, Instruments, & Components	0.5%
Energy Equipment & Services	0.5%
Food & Staples Retailing	1.6%
Food Products	3.4%
Health Care Equipment & Supplies	1.3%
Health Care Providers & Services	0.5%
Hotels, Restaurants and Leisure	1.1%
Household Durables	0.9%
Household Products	0.9%
Independent Power Producers & Energy Traders	0.0%
Industrial Conglomerates	0.8%
Insurance	5.7%
Internet & Direct Marketing Retail	0.7%
Internet Software & Services	4.2%
IT Services	0.7%
Leisure Products	0.1%
Life Sciences Tools & Services	0.2%
Machinery	2.3%
Marine	0.1%
Media	2.9%
Metals & Mining	3.1%
Multi-Line Retail	0.2%
Multi-Utilities	1.4%
Oil, Gas, & Consumable Fuels	4.8%
Paper & Forest Products	0.2%
Personal Products	2.0%
Pharmaceuticals	5.2%
Professional Services	0.6%
Real Estate Investment Trusts (REITs)	2.1%
Real Estate Management and Development	0.5%
Retail	0.4%
Road and Rail	1.5%
Semiconductors & Semiconductor Equipment	2.8%
Software	2.0%
Specialty Retail	0.5%
Technology Hardware, Storage, & Peripherals	1.1%
Textiles, Apparel, & Luxury Goods	1.2%
Trading Companies & Distributors	1.0%
Transportation Infrastructure	0.4%
Water Utilities	0.3%
Wireless Telecommunication Services	3.0%
Other Assets in Excess of Liabilities	1.4%
Total	100.0%

Additional Fund Information (unaudited), continued	December 31, 2017

Praxis Value Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.0%
Corporate Notes	0.8%
Rights**	0.0%
Total	98.8%

**	Amount rounds to less than 0.1%

Praxis Growth Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.4%
Corporate Notes	0.8%
Total	99.2%

Praxis Small Cap Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.4%
Corporate Notes	0.8%
Total	99.2%

Praxis Genesis Conservative Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.0%

Praxis Genesis Balanced Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.0%

Praxis Genesis Growth Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.0%

Additional Fund Information (unaudited), continued	December 31, 2017

Change in Auditor:

On August 28, 2017, based on Audit Committee recommendations and approvals, the Board voted to (i) accept the resignation of Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the Fund and (ii) approve Cohen & Company, Ltd. (“Cohen”) as their new independent registered public accounting firm for their fiscal year ending December 31, 2017. With respect to the Trust, the auditor-client relationship with EY ceased upon EY’s completion of the audits of the Fund’s financial statements as of and for the year ended December 31, 2016 and the issuance of EY’s report thereon.

Proxy Voting:

The Adviser and Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds and Portfolios. A description of the policies and procedures that the Adviser and Sub-Advisers use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:

The Trust files a complete listing of the Schedules of Portfolio Investments for each Fund and Portfolio as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s Web site, (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Statement of Additional Information contains more information about the Funds and Portfolios and can be obtained free of charge by calling (800) 977-2947.

Dividends Received Deduction:

For corporate shareholder, the following ordinary dividends paid during the year ended December 31, 2017 qualify for the corporate dividends received deduction:

International Index Fund	1.1%
Value Index Fund	65.6%
Growth Index Fund	86.8%
Small Cap Index	13.1%
Conservative Portfolio	12.9%
Balanced Portfolio	26.6%
Growth Portfolio	28.3%

Qualified Dividend Income:

The Funds and Portfolios designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on Form 1099-DIV for the calendar year 2017.

Capital Gain Distribution:

For the year ended December 31, 2017, the following Funds designated long-term capital gain distributions:

Value Index Fund	$8,613,407
Growth Index Fund	7,913,763
Small Cap Index Fund	7,314,965
Genesis Conservative Portfolio	280,315
Genesis Balanced Portfolio	1,146,105
Genesis Growth Portfolio	1,245,421

Foreign Tax Credit:

The Funds and Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries, if any. As of December 31, 2017, the following Funds had foreign tax credits:

Additional Fund Information (unaudited), continued	December 31, 2017

Fund	Foreign Tax Credit	Foreign Tax Credit per Share
International Index Fund - Class A	$116,469	$0.013
International Index Fund - Class I	555,864	0.013
Conservative Portfolio	5,058	0.003
Balanced Portfolio	32,261	0.006
Growth Portfolio	38,108	0.009

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

At its November 10-11, 2017 in-person meeting, the Funds’ Board of Trustees, which consists of a majority of Independent Trustees, unanimously approved a one-year renewal of each Fund’s Advisory Agreement. Also at that meeting, the Board approved a one-year renewal of the Sub-Advisory Agreement for the International Index Fund. In this section, the Advisory and Sub-Advisory Agreements are referred to as the “Agreements.”

In reaching its decision to approve the renewals, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual contract review process, which included meetings in October and November 2017. The Trustees reviewed and evaluated all of this information and considered factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The Board considered each Fund and each Agreement separately. The Board’s conclusions with respect to the renewals were based in part on the Board’s evaluation of the Agreements in prior years and their experience with the nature and quality of services provided under the Agreements in prior years. The Board’s determinations were not based on any single factor, and individual Trustees may have weighed certain factors differently.

INVESTMENT ADVISORY AGREEMENT WITH EVERENCE CAPITAL MANAGEMENT, INC.

In approving the continuation of the Investment Advisory Agreement between each Fund and Everence Capital Management, Inc. (the “Adviser”), the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of services the Adviser provides to the Funds. Among other things, the Board considered the Adviser’s experience in serving as investment adviser of the Funds, including the experience of senior personnel at the Adviser providing services to the Funds. The Board also considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ legal and compliance environment, for overseeing the Sub-Advisers’ compliance with the Funds’ investment objectives and policies, and its responsiveness in implementing Board directives as they relate to the Funds. In addition, the Board considered the Adviser’s track record and experience providing portfolio management services to the Funds that the Adviser manages directly, the qualifications of the portfolio managers responsible for the day-to-day portfolio management of each Fund that is managed directly, and the Adviser’s infrastructure and resources available to the portfolio managers. The Board also considered that the Adviser is responsible for developing and integrating key elements of the Funds’ socially responsible investing, including the stewardship investing screening process for the Funds and shareholder advocacy on behalf of the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was satisfied with the nature, quality and extent of services provided to the Funds by the Adviser. The Board also observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that the Funds’ shareholders have demonstrated their support for the Funds by investing in the Funds.

Investment Performance of the Funds and Everence

In evaluating each Fund’s investment performance, the Board considered performance in light of the Fund’s investment objectives, strategies, and risks, as disclosed in the Fund’s prospectus. The Board reviewed historical performance information for the Funds, and considered each Fund’s historical performance relative to its benchmark and peer group. The Board evaluated Fund performance gross of fees and net of fees. The Board also considered the impact of the Funds’ social investing screens on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, among other conclusions, the Board reached the following conclusions with regard to performance, for the periods ended September 30, 2017:

Impact Bond Fund: the Fund’s performance was generally in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark for the one-, three and five-year periods, and the Funds’s net performance as measured against its peer group in Class A ranked between the 69th and 75th percentiles and Class I ranked between the 45th and 61st percentiles over those periods;

Additional Fund Information (unaudited), continued	December 31, 2017

Value Index Fund: the Fund’s performance was generally in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark for the one- and five-year periods and trailed its benchmark for the three-year period, and the Fund’s net performance as measured against its peer group in Class A ranked between the 52nd and 71st percentiles and Class I ranked between the 37th and 57th percentiles over those periods;

Growth Index Fund: the Fund’s performance was generally in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark for the 5-year period and trailed its benchmark for the one- and three-year periods, and the net performance as measured against its peer group in Class A ranked between the 40th and 63rd percentiles and Class I ranked between the 33rd and 58th percentiles over those periods;

Small Cap Index Fund: the Fund’s performance was generally in line with expectations. The Board noted that the Fund’s gross performance trailed its benchmark for the one- and three- and five-year periods, and the net performance as measured against its peer group in Class A ranked between the 92nd and 98th percentiles and Class I ranked between the 88th and 97th percentiles over those periods; and that the principal detractor from performance was a strong move higher in the stock market as the Fund transitioned to an index strategy in early 2017;

Conservative Portfolio: the Fund’s performance was generally in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark for the three- and five-year periods and trailed its benchmark for the one-year period and, the net performance as measured against its peer group ranked between 70th and 88th percentiles over those periods;

Balanced Portfolio: the Fund’s performance was generally in line with expectations. The Board noted that the Fund’s gross performance trailed its benchmark for the one-, three- and five-year periods and, the net performance as measured against its peer group ranked between the 60th and 68th percentiles over those periods; and

Growth Portfolio: the Fund’s gross performance was generally in line with expectations. The Board noted that the Fund’s gross performance trailed its benchmark for the one-, three- and five-year periods and, the net performance as measured against its peer group ranked between the 54th and 61st percentiles over those periods.

The Board also noted that the benchmark index for each of the Genesis Portfolios does not represent the mix of asset classes in which those Funds invest.

Costs of Services and Profitability of Everence and Affiliates

The Board then reviewed information regarding the costs of providing the advisory services to the Funds and the profits to be realized by the Adviser and its affiliates from their relationship with the Funds. Representatives of the Adviser addressed the Board’s questions regarding guidelines for manager selection, fund-related expenses, expense allocations and compensation levels and expense waivers and reimbursements. In its review of the Funds’ total and net expenses, the Board considered the Adviser’s fees, as well as other Fund expenses, such as transfer agent, custodial, legal, compliance and audit fees. The Board also noted the effects of any current expense waivers and reimbursements on fees and expense levels, as well as proposed changes to the current expense limitations and the duration of those waivers and reimbursements. As part of its review, the Board considered the expense ratios and profitability information by Fund compared with peer group fund expense ratios. In addition, the Board reviewed the fee structures and other information provided by the Adviser regarding its services to other clients. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to each Fund of the services provided to the Fund by the Adviser were fair.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of Fund shareholders. The Adviser represented to the Board that it would consider breakpoints as the Funds grow in size but that current asset levels do not warrant breakpoints. The Board then considered the information provided regarding the expense levels of peer group funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board acknowledged the Adviser’s statement that current asset levels did not warrant breakpoints at this time.

Other Benefits

The Board discussed the extent to which the Adviser and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from the Adviser’s relationship with the Funds. The Board noted that the Adviser does not generate soft dollar credits on Fund brokerage transactions. The Board also considered other potential benefits to the Adviser and its affiliates from their relationship with the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that such benefits were not material or were reasonable in relation to the services provided. In addition, the Board noted that the Funds benefit from their association with the Adviser and its affiliates, particularly in light of its commitment to socially responsible investing.

Additional Fund Information (unaudited), continued	December 31, 2017

SUB-INVESTMENT ADVISORY AGREEMENT WITH APERIO GROUP, LLC

In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management, Inc. and Aperio Group, LLC (“Aperio”), with respect to portfolio management of Praxis International Index Fund, the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services Aperio provides to the International Index Fund. Among other things, the Board considered Aperio’s experience in providing the investment strategy used by the Fund and in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Aperio providing portfolio management and other services to the Funds. The Board considered Aperio’s compliance capabilities, its compliance record with respect to the International Index Fund, and the quality of communication among the Adviser, Aperio and the Board. The Board also considered Aperio’s compliance with the Fund’s investment objective and policies, and its responsiveness in implementing Board directives as they relate to the Fund. In addition, the Board considered Aperio’s track record and experience providing portfolio management services to the Fund. The Board also considered Aperio’s responsiveness in addressing Board questions and requests. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the International Index Fund by Aperio.

Investment Performance of the International Index Fund and Aperio

The Board reviewed historical performance data for the International Index Fund and considered the Fund’s historical performance relative to its benchmark and peer groups. The Board also considered the impact of the Fund’s social investing screens on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, for the periods ended September 30, 2017, the Fund’s performance was generally in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark for the one-, three- and five-year periods and the net performance as measured against its peer group in Class A ranked between the 53rd and 83rd percentiles and Class I ranked between the 42nd and 68th percentiles over those periods.

Costs of Services and Profitability of Aperio and Affiliates

The Board considered the costs of the services provided by Aperio to the International Index Fund and the profits to be realized by Aperio and its affiliates from their relationship with the International Index Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the International Index Fund of the services provided by Aperio were fair.

Economies of Scale

The Board noted that Aperio’s sub-advisory fee schedule currently incorporates breakpoints.

Other Benefits

The Board considered the extent to which Aperio or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Aperio’s relationship with the International Index Fund. Within the context of its overall determinations regarding the Agreements, the Board concluded that Aperio did not derive material benefits from its relationship with the International Index Fund other than receipt of sub-advisory fees and potential benefits from its association with the Praxis Mutual Funds.

Additional Fund Information (unaudited), continued	December 31, 2017

Expense Comparison:

As a shareholder of the Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads); redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

The Actual Expense example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Account Value at Beginning of Period ($)		Account Value at End of Period ($)		Expenses Paid During Period ($)*		Expense Ratio During Period (%)**
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Praxis Impact Bond Fund
Class A	1,000.00	1,000.00	1,008.00	1,020.47	4.76	4.79	0.94%
Class I	1,000.00	1,000.00	1,010.70	1,022.48	2.74	2.75	0.54%
Praxis International Index Fund
Class A	1,000.00	1,000.00	1,097.90	1,018.90	6.61	6.36	1.25%
Class I	1,000.00	1,000.00	1,100.50	1,021.63	3.76	3.62	0.71%
Praxis Value Index Fund
Class A	1,000.00	1,000.00	1,102.90	1,020.47	4.98	4.79	0.94%
Class I	1,000.00	1,000.00	1,105.70	1,022.94	2.39	2.29	0.45%
Praxis Growth Index Fund
Class A	1,000.00	1,000.00	1,119.50	1,020.97	4.49	4.28	0.84%
Class I	1,000.00	1,000.00	1,121.50	1,022.99	2.35	2.24	0.44%
Praxis Small Cap Index Fund
Class A	1,000.00	1,000.00	1,090.10	1,019.41	6.06	5.85	1.15%
Class I	1,000.00	1,000.00	1,092.20	1,022.74	2.58	2.50	0.49%
Praxis Genesis Conservative Portfolio
Class A	1,000.00	1,000.00	1,037.20	1,022.13	3.13	3.11	0.61%
Praxis Genesis Balanced Portfolio
Class A	1,000.00	1,000.00	1,065.50	1,022.43	2.86	2.80	0.55%
Praxis Genesis Growth Portfolio
Class A	1,000.00	1,000.00	1,083.40	1,022.13	3.20	3.11	0.61%

*	Expenses are equal to average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized

Management of the Trust (unaudited)

Listed below is basic information regarding the Trustee and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling (800) 977-2947.

Management of the Trust

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Interested Trustees[1]
Kenneth D. Hochstetler 1110 North Main Street Goshen, IN 46528 Age: 55	Trustee, Indefinite, since 11/14/14	President and CEO of Everence Financial (August 2014 - Present); Senior Executive Vice President, Univest Corporation 1992 - July 2014	8	N/A

[1]	These Trustees are “interested” persons under the Investment Company Act of 1940 because of their affiliation with the Adviser.

Independent Trustees
Laura Berry 1110 North Main Street Goshen, IN 46528 Age: 59	Trustee, Indefinite, since 1/1/17	Retired; Executive Director, Interfaith Center on Corporate Responsibility (2002 - 2016)	8	N/A
Andy Dula 1110 North Main Street Goshen, IN 46528 Age: 48	Trustee, Indefinite, since 1/1/18	Chief Financial Officer and Chief Operations Officer at EGStoltzfus (2012 – present)	8	N/A
Karen Harder, Ph.D. 1110 North Main Street Goshen, IN 46528 Age: 60	Trustee, Indefinite, since 11/14/14	Professor, Bluffton University (September 2001 - present)	8	N/A
Jeffrey K. Landis 1110 North Main Street Goshen, IN 46528 Age: 47	Trustee, Indefinite, since 4/28/16	Partner, Landis, Hunsberger, Gingrich & Weik, LLP (Law Firm) (1994 - present)	8	N/A
Dwight L. Short 1110 North Main Street Goshen, IN 46528 Age: 71	Trustee, Indefinite, since 1/1/14	Consultant, DLS Consulting, Consulting and Writing (2005 - present)	8	N/A
Candace L. Smith 1110 North Main Street Goshen, IN 46528 Age: 58	Trustee, Indefinite, since 11/16/07	Managing Director of Risk, MicroVest Capital Management, LLC (2015 - present); COO, MicroVest Capital Management LLC (2011 - 2014); CFO, MicroVest Capital Management LLC (2005 - 2011)	8	N/A

Management of the Trust (unaudited), continued

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Officers
Chad Horning 1110 North Main Street Goshen, IN 46528 Age: 49	President, Indefinite, since 3/10/15	Chief Investment Officer and Senior Vice President, Everence (2009 - present)
Marlo J. Kauffman 1110 North Main Street Goshen, IN 46528 Age: 61	Vice President, Secretary, Indefinite, since 12/2/93	Vice President of Financial Services Operations, Everence Financial (1981 - present); President, Everence Securities, Inc. (2004 - present); OSJ Principal, ProEquities, Inc., a broker-dealer (1994 - Present); Assistant Secretary, Everence Financial (1990 - Present)
Trent M. Statczar 325 John H. McConnell Blvd Columbus, OH 43215 Age: 46	Treasurer, Indefinite, since 1/1/09	Director, Foreside Financial Group, LLC, 2008 to present: Senior Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.
Rodney L. Ruehle 325 John H. McConnell Blvd Columbus, OH 43215 Age: 49	Chief Compliance Officer, Indefinite, since 5/15/15	Director, Foreside Financial Group, LLC, 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

For more information about the Praxis Mutual Funds, the following documents are available free upon request:

Proxy Voting:

The Adviser and Sub-Adviser are responsible for exercising the voting rights associated with the securities purchased and held by the Funds and Portfolios. A description of the policies and procedures that the Adviser and Sub-Adviser use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:

The Trust files a complete listing of the Schedules of Portfolio Investments for each Fund and Portfolio as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s Web site, (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Statement of Additional Information contains more information about the Funds and Portfolios and can be obtained free of charge by calling (800) 977-2947.

Annual/Semi-Annual Reports:

The Praxis Mutual Funds’ annual and semi-annual reports to shareholders contain additional information on each Fund’s or Portfolio’s investments. In the annual report you find a discussion of the market conditions and investment strategies that significantly affected the Fund’s or Portfolio’s performance during the year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Praxis Mutual Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds or Portfolios, by contacting the broker that sells the Praxis Mutual Funds, or by contacting the Praxis Mutual Funds at:

Praxis Mutual Funds
c/o U.S. Bancorp Fund Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 1-800-977-2947
Internet: http://www.praxismutualfunds.com(1)

You can review and get copies of the Praxis Mutual Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text only copies:

●	For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-1520 or calling (202) 551-8090, or by electronic request, by emailing the SEC at the following address: publicinfo@sec.gov.

●	Free from the Commission’s Web site at http://www.sec.gov.

(1)	The Funds’ site is not a part of this prospectus.

Investment Company Act file no. 811-08056

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

2180147

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Candace Smith is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. Audit fees totaled $119,500 for the December 31, 2017 fiscal year and $144,000 for the December 31, 2016 fiscal year, including fees associated with the annual audit and filing of the registrant’s Form N-SAR.

(b)	Audit-Related Fees. There were no audit-related fees for the December 31, 2017 fiscal year and the December 31, 2016 fiscal year.

(c)	Tax Fees. Tax fees totaled $31,500 for the December 31, 2017 fiscal year and $48,770 for the December 31, 2016 fiscal year and consisted of fees for tax compliance services during both years.

(d)	All Other Fees. There were no other fees for the December 31, 2017 or December 31, 2016 fiscal years.

(e)	(1) Audit Committee Pre-Approval Policies.

(A) Audit Services

Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement (see also “delegation” below).

(B) Permissible Non-Audit Services

The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render “permissible non-audit services” to the funds. (a “permissible non-audit service” is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an “adviser-affiliated service provider”), employ the funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor’s independence (see also “delegation” below). Pre-approval by the committee of non-audit services is not required so Long as:

(1) (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;

(2) such services were not recognized by the funds at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).

(C) Delegation

The committee may delegate to one or more of its members (“delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds’ periodic reports and other documents as required under the federal securities laws.

(e)	(2) All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	Not applicable

(g)	The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $31,500 for the December 31, 2017 fiscal year and $72,870 for December 31, 2016 fiscal year.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote Of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Praxis Mutual Funds

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Chad Horning
Chad Horning
President and Chief Executive Officer
March 5, 2018

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 5, 2018